As filed with the Securities and Exchange Commission on May 2, 2006
Securities Act Registration No. 333-129423
Investment Company Registration No. 811-21632

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-2
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933 ☑
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940 ☑
Amendment No. 7 ☑
Kiewit Investment Fund LLLP
(Exact Name of Registrant as Specified in Charter)
73 Tremont Street
Boston, MA 02108
(Address of Principal Executive Offices)
(800) 443-4306
(Registrant’s Telephone Number, including
Area Code)
Robert L. Giles, Jr.
73 Tremont Street
Boston, MA 02108
(Name and Address of Agent for Service)
Copies to:

Tobin A. Schropp, Esq.	Rose F. DiMartino, Esq.
Peter Kiewit Sons’, Inc.	Willkie Farr & Gallagher LLP
Kiewit Plaza	787 Seventh Avenue
Omaha, Nebraska 68131	New York, New York 10019
     Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.
     If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☐
     It is proposed that this filing will become effective when declared effective pursuant to Section 8(c). ☑
CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

		Proposed Maximum	Proposed Maximum
Title of Securities Being	Amount Being	Offering	Aggregate	Amount of
Registered	Registered	Price per Unit	Offering Price	Registration Fee
Limited Partnership Units	10 Units	$15,984.27(1)	$159,842.50(2)	$17.10(3)

(1)	Registrant’s net asset value per Limited Partnership Unit as of March 31, 2006.

(2)	Estimated solely for the purpose of calculating the registration fee.

(3)	In connection with a registration statement on Form N-2 filed by the Registrant with the Commission on July 22, 2005 (File Nos. 333-118925 and 811-21632), the Registrant paid a filing fee of $43,550.00, of which $17.64 was offset against the filing fee for 10 units pursuant to Amendment No. 5 filed on November 3, 2005 and $5,867.36 was offset against the filing fee due for 3,282 units pursuant to Amendment No. 5 filed on November 29, 2005, in accordance with Rule 457(p) under the Securities Act of 1933. Pursuant to that Rule, $17.10 is offset against the currently due filing fee.
     The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion, dated May 2, 2006
PROSPECTUS
KIEWIT INVESTMENT FUND LLLP
UNITS OF LIMITED PARTNERSHIP INTEREST
     The Fund. Kiewit Investment Fund LLLP is a Delaware limited liability limited partnership (the “Fund”), registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund is organized as an “employees’ securities company” under the 1940 Act and has received an order from the Securities and Exchange Commission (the “Commission” or the “SEC”) exempting the Fund from certain provisions of the 1940 Act. The Fund’s principal offices are at 73 Tremont Street, Boston, Massachusetts 02108. Its telephone number is (800) 443-4306.
     Investment Objective. The Fund’s investment objective is long-term capital growth with consideration given to consistency of returns. There is no assurance that the Fund will achieve its investment objective.
     Investment Adviser. Offit Hall Capital Management LLC (the “Adviser”) serves as the Fund’s investment adviser and provides investment management services to the Fund. The Adviser is responsible for developing, implementing and supervising the Fund’s investment program, subject to the supervision of the Fund’s Board of Directors. The Adviser has substantial investment management experience and, as of December 31, 2005, had $19.4 billion under advisement for 124 clients. Other than the Fund, the Adviser has no clients that are registered investment companies and has limited experience managing registered investment companies.
     Investment Program. The Adviser (i) recommends third-party investment advisers (each a “Sub-Adviser”) to invest the Fund’s assets directly on the Fund’s behalf and (ii) invests the Fund’s assets directly in public mutual funds and private investment funds managed by third parties (each such public mutual fund and private investment fund in which the Fund invests is referred to as a “Portfolio Fund”). Under normal market conditions, the Fund’s assets will be invested in a variety of securities that will include U.S. and non-U.S. equities and fixed income instruments and Portfolio Funds, including private investment funds commonly known as “hedge funds.” The Fund may also invest in derivative securities, equity-related instruments, currencies, financial futures, debt-related instruments or Portfolio Funds that are private equity/venture capital funds, real estate funds or commodities funds.
     Investor Eligibility. The Fund is designed as a long-term investment vehicle primarily for current full-time and certain former employees of Peter Kiewit Sons’, Inc. (“Kiewit”) and its affiliated companies who are or were holders of Kiewit’s $0.01 par value common stock and members of each such person’s immediate family. Kiewit has retained Linsco Private Ledger Corp., through its investment adviser representatives at Carson Wealth Management Group (the “Investment Professional”), to be available to consult with each potential investor in the limited partnership units (“Units”) offered hereby. Prior to making a decision to invest in the Units, you are strongly encouraged to consult to the full extent you feel appropriate with the Investment Professional concerning the potential benefits and risks of investing in the Units and concerning the appropriateness of an investment in the Units in light of your particular circumstances. The fees and expenses of the Investment Professional are being paid by Kiewit and neither you nor the Fund will be charged for your consultations with the Investment Professional. Prospective investors may contact the Investment Professional between June 1 and June 28, 2006 from 7:00 a.m. to 6:00 p.m. (Central Time) Monday through Friday. The Investment Professional’s name and address are Carson Wealth Management Group, 101 South 108th Avenue, 3rd Floor, Omaha, Nebraska 68154, and its telephone number is (877) 754-3948.
     Repurchases of Units. Investors in the Fund (“Limited Partners”) do not have the right to cause the Fund to redeem their Units. In order to provide a limited degree of liquidity to Limited Partners, the Fund intends to make semi-annual offers to repurchase 5% to 25% (currently, expected to be 5%) of the outstanding Units at their net asset value.
     The Fund’s investment program, including its intention to utilize a variety of investment strategies and invest in a variety of investments including private investment funds, involves risk. Your investment could lose value. See “Risk Factors” beginning on page 13. Investment in the Fund may not be appropriate for everyone. You are strongly encouraged to consult with the Investment Professional prior to making a decision to invest in the Fund.
     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
     Units will be continuously offered on a best efforts basis through June 28, 2006. Units are distributed by Quasar Distributors LLC (the “Distributor”). Units (or fractions thereof) will be offered at net asset value determined on June 30, 2006 (the “Closing Date”). Investors will not be charged any sales charges on their purchases of Units. The minimum investment in the Units offered hereby is $5,000. The Fund reserves the right to withdraw, cancel or modify the offering and to reject any subscription in whole or in part. Funds transmitted by subscribers to the Fund for investment in the Fund prior to the Closing Date will be deposited in a non-interest bearing escrow account with J.P. Morgan Investor Services Co. pending closing. Kiewit will pay the Distributor for its services in the offering of Units.
     Transfers of Units. Units are not, and will not be, listed or traded on any securities exchange or other securities market, and no secondary market will develop for the Units. The Units are subject to substantial transfer restrictions and may only be transferred in very limited circumstances. Transfers that do not comply with the Fund’s transfer restrictions will not be permitted and will be void. As a result, although the Fund intends to provide investors with limited liquidity through semi-annual repurchases of Units, you may not be able to sell all or any portion of your Units at a time that you may desire to do so and an investment in the Fund should be considered illiquid.
     Fees and Expenses. The Fund will pay all of its own operating expenses, including the investment advisory fees of the Adviser and of the Sub-Advisers. The Fund will also bear indirectly its pro rata share of the fees, expenses and other costs associated with Portfolio Funds, including advisory fees, performance fees and allocations payable by Portfolio Funds. The Fund will bear all expenses associated with this offering (including the expenses of preparing and printing this registration statement and prospectus and fees and expenses of counsel) other than the fees of the Investment Professional and the Distributor, which will be borne by Kiewit.

[June 1], 2006

     This Prospectus concisely provides the information that a prospective investor should know about the Fund before investing, including information about the risks of investing in the Fund. You are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund, including a statement of additional information (“SAI”) dated [June 1], 2006 has been filed with the Commission. The SAI is, and the Fund’s annual and semiannual reports to Limited Partners when issued will be, available without charge, upon written or oral request, by contacting the Fund at P.O. Box 182913, Columbus, Ohio 43218-2913, by telephone at (800) 443-4306, by e-mail at kifinfo@bisys.com or on the worldwide web at www.kiewitinvestmentfund.com. The SAI is incorporated by reference into this Prospectus in its entirety. The table of contents of the SAI appears on page 43 of this Prospectus. The SAI, material incorporated by reference and other information about the Fund, is also available on the SEC’s website (http://www.sec.gov). To request other information about the Fund, please contact the Fund at (800) 443-4306.
     Units of the Fund do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency.

 (i)

PROSPECTUS SUMMARY
     This is only a summary. This summary does not contain all of the information that you should consider before investing in the Fund’s Units. You should review the more detailed information contained elsewhere in this Prospectus and in the SAI, especially the information under the heading “Risk Factors.”

The Fund	Kiewit Investment Fund LLLP is a Delaware limited liability limited partnership, registered as a non-diversified, closed-end management investment company under the 1940 Act. The Fund is organized as an “employees’ securities company” under the 1940 Act and has received an order from the Commission exempting the Fund from Section 15(a) of the 1940 Act to permit the Fund’s Board of Directors (the “Board” and each member thereof, a “Director”) to enter into and materially amend investment advisory agreements without the approval of Limited Partners (the “Exemptive Order”).

Investment Objective	The investment objective of the Fund is long-term capital growth with consideration given to consistency of returns. No assurance can be given that the Fund will achieve its investment objective. See “The Fund’s Investment” — “Investment Objectives and Policies” on page 7.

Investment Adviser	The Fund and Offit Hall Capital Management LLC (the “Adviser”) have entered into an investment advisory agreement (the “Advisory Agreement”), under which the Adviser has been retained by the Fund to serve as the Fund’s investment adviser. The Adviser is responsible for developing, implementing and supervising the Fund’s investment program, subject to the supervision of the Board.

The Adviser is registered with the Commission as an investment adviser and has offices in San Francisco and New York. As of December 31, 2005, the Adviser had $19.4 billion under advisement for 124 clients. See “Management of the Fund” — “The Adviser” beginning on page 27.

The initial Sub-Advisers selected by the Board and the investment strategy each is responsible for are as follows:

•	Pzena Investment Management, LLC, which is responsible for a portion of the Fund’s active U.S. equity strategy;

•	Payden & Rygel, which is responsible for all of the Fund’s fixed income strategy, including managing the Fund’s cash account; and

•	SSgA Funds Management, Inc., which is responsible for managing the Fund’s Russell 3000 index strategy.

For additional information about the Sub-Advisers, see “Management of the Fund” — “Sub-Advisers” beginning on page 30.

Investment Program	The Adviser (i) recommends Sub-Advisers to invest the Fund’s assets directly on the Fund’s behalf and (ii) invests the Fund’s assets directly in Portfolio Funds. Under normal market conditions, the

Fund will invest in a variety of securities which will include U.S. and non-U.S. equities and fixed income instruments, and Portfolio Funds, including private investment funds commonly known as hedge funds (“Hedge Funds”). The Fund may also invest in derivative securities, equity-related instruments, currencies, financial futures, debt-related instruments and Portfolio Funds that are private equity/venture capital funds, real estate funds or commodities funds. See “The Fund’s Investments” — “Investment Program” beginning on page 7.

Exemption Under the 1940 Act	The Fund operates in reliance upon an exemption from the requirement that Limited Partners approve investment advisory agreements and certain material amendments thereto. See “Exemption From the 1940 Act” on page 27.

Management of the Fund	Kiewit Investment Holdings Inc., a wholly-owned subsidiary of Kiewit, is the Fund’s general partner (the “General Partner”). The General Partner has delegated to the Board substantially all of its rights, duties and powers to manage the affairs of the Fund, including those that may be vested in the board of directors of a corporation organized under Delaware law. As such, the Board exercises the powers, authority and responsibilities on behalf of the Fund that are substantially identical to the powers, authority and responsibilities that are customarily exercised by the “board of directors” of an investment company registered under the 1940 Act that is organized as a Delaware corporation.

The Board has authority to terminate the Adviser’s or any Sub-Adviser’s services to the Fund and retain a new investment adviser or Sub-Adviser to manage all or any portion of the Fund’s assets, and to materially amend the terms of the Advisory Agreement or any investment advisory agreement with a Sub-Adviser. Approval of any such change by the Limited Partners is not required.

Eligible Investors	Because the Fund is an employees’ securities company, Units may only be beneficially owned by employees and directors, and former employees, of Kiewit and its affiliated companies, Directors, the foregoing persons’ immediate family members and Kiewit (or an entity controlled by Kiewit). See “Eligible Investors” on page 34 for an explanation of who may own Units.

Distribution of Units	Units will be continuously offered to Eligible Holders on a best efforts basis through the Distributor until June 28, 2006. Units (or fractions thereof) will be offered at the current net asset value on June 30, 2006 (the “Closing Date”). Investors will not be charged any sales charges on their purchases of Units. The minimum investment in the Units offered hereby is $5,000. The Fund intends to offer Units to be issued on the last business day of each June and December. In order to invest in the Fund, an investor will be required to provide a certification that he or she is eligible to own Units and is aware of the availability of the Investment Professional for personal consultation without charge and that he or she had had full opportunity to consult with the Investment Professional to the extent that he or she deemed appropriate. See “Distribution of Units” beginning on page 38.

Repurchase Offers	In order to provide a limited degree of liquidity to Limited Partners, the Fund intends to make semi-annual repurchase offers for Units commencing in 2006 (each, a “Repurchase Offer”). The Fund currently intends that Repurchase Offers will be conducted for 5% to 25% (currently expected to be 5%) of the Fund’s outstanding Units. The Board of Directors approved making a tender offer to acquire 5% of the Units of the Fund at the Fund’s net asset value as of the end of the tender offer period on March 31, 2006. In this tender offer, a total of 25.666 Units were validly tendered by Limited Partners of the Fund and accepted for payment by the Fund at a price of $15,984.27 per Unit, the net asset value per Unit determined as of March 31, 2006. Units will be repurchased at their net asset value. Limited Partners must generally tender at least one whole Unit. See “Repurchase Offers” beginning on page 34.

No Right of Redemption by Limited Partners; Lack of Liquidity	Limited Partners do not have the right to cause the Fund to redeem their Units or to withdraw their capital from the Fund. Units are not, and will not be, listed or traded on any securities exchange or other securities market, and no secondary market will develop for the Units.

The Units are subject to substantial transfer restrictions and may only be transferred to a limited category of persons allowed to be investors in an employees’ securities company and only in very limited circumstances. Transfers in violation of the Fund’s transfer restrictions will not be permitted and will be void. See “Redemptions and Transfers” — “Permitted Transfers” beginning on page 35.

Certain U.S. Federal Tax Considerations	Willkie Farr & Gallagher LLP (“Willkie Farr”) has rendered an opinion to the effect that, under current law and based on certain assumptions and representations, the Fund will be treated as a partnership and not as a “publicly traded partnership” that is treated as a corporation for U.S. federal income tax purposes. Accordingly, the Fund believes that it will not be subject to U.S. federal income tax, and each Limited Partner will be required to report on its own annual tax return such Limited Partner’s allocable share of the Fund’s taxable income or loss. However, the opinion of Willkie Farr is not binding on the Internal Revenue Service (“IRS”) or any court. Willkie Farr’s opinion as to the treatment of the Fund as a partnership for U.S. federal income tax purposes is based on, among other things, the maintenance of factual conditions (including those underlying the representations of the Fund), the continuation of which cannot be assured. No assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position. If the Fund were treated as a publicly traded partnership or otherwise treated as a corporation for federal income tax purposes, material adverse consequences for Limited Partners would result. See “Certain U.S. Federal Income Tax Considerations” beginning on page 37.

Each year, the Fund will distribute Schedules K-1 to Limited Partners so that they can prepare their respective U.S. federal, state and local income tax returns. It is inevitable that Schedules K-1 will not be available until after April 15. Limited Partners should therefore be prepared to obtain extensions of the filing dates for their tax returns and should consult their personal tax advisors in this regard.

An extension of time for filing Canadian personal income tax returns is currently not available. To assist Canadian Limited Partners, the Fund may respond to reasonable requests by Canadian Limited Partners to enable them to complete their Canadian tax returns to the extent doing so does not involve significant effort or expense. See “Additional Information Regarding the Partnership Agreement — Reports to Limited Partners” on page 39.

Risks	As a result of the limited liquidity of Units, the Fund’s status as a non-diversified Company and the Fund’s direct or indirect exposure to a variety of investment strategies, including Hedge Fund strategies, an investment in the Fund is subject to a number of risks set forth in detail beginning on page 13 under “Risk Factors” and in the SAI.

Fund Expenses	The Fund bears all of its own operating expenses, including fees paid to the Adviser and Sub-Advisers; fees and expenses for administration, accounting and custody services; and Directors’ fees, among others. In addition, the Fund indirectly bears expenses charged by Portfolio Funds, including management fees and performance fees and allocations. See “Fund Expenses” on page 38.

The Fund will bear all expenses associated with this offering other than the fees of the Investment Professional and the Distributor, which will be borne by Kiewit.

SUMMARY OF FUND EXPENSES
     The purpose of the following table and example is to help you understand the fees and expenses that you, as a Limited Partner, would bear directly or indirectly in the Fund. This table shows Fund expenses as a percentage of net assets attributable to Units. The expenses shown in the table and the example below should not be considered a representation of actual expenses the Fund will incur. Actual expenses may be greater or less than those shown.

Unitholder Transaction Expenses
Sales load (as a percentage of offering price)	None
Offering expenses	None

Annual Expenses
Advisory and sub-advisory fees (1)	0.42%
Other expenses (2) (3)	1.04%
Total annual expenses	1.46%

(1)	Estimated based on the allocation of the Fund’s assets to Sub-Advisers as of March 31, 2006, but does not include fees and allocations paid to Portfolio Funds. Advisory fees charged by the Adviser with respect to a portion of the Fund’s assets depend on the asset class such assets are invested in and range from 0.125% to 0.55% on an annual basis. Similarly, advisory fees charged by Sub-Advisers with respect to the portion of the Fund’s assets depend on the asset class such assets are invested in and range from 0.10% to 1.0% on an annual basis.

(2)	“Other expenses” are based on expenses incurred during the Fund’s fiscal year and estimated amounts for the Fund’s first 12 months of operation and include, among other things, administration fees, legal fees, the independent registered public accountants’ fees, costs and expenses of issuing new Units (other than the fees of the Investment Professional and the Distributor, which will be borne by Kiewit) and making repurchase offers, printing costs and fees payable to Directors but do not include fees and allocations paid to Portfolio Funds or organizational expenses incurred by the Fund through the closing of the initial offering of the Fund’s Units which, if included, would result in a higher percentage. The expenses associated with this offering (other than those being paid by Kiewit) are estimated to be approximately $61,000.

(3)	The estimated fees and allocations paid to Portfolio Funds would amount to 1.01% of the Fund’s expenses attributable to Units, which, if included above, would result in “other expenses” increasing to 2.05% and “total annual expenses” increasing to 2.47%.

Example	1 year	3 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return:	$15	$17
     For a more complete description of the various costs and expenses, see “Fund Expenses.” The Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example above.

FINANCIAL HIGHLIGHTS
The information contained in the table below shows the audited operating performance of the Fund for the fiscal year ending March 31, 2006. The information in this table is derived from the Fund’s financial statements audited by KPMG LLP, whose report is incorporated by reference into this Prospectus. The Fund’s financial statements are contained in the annual report for the Fund and is available from the Fund.
For a Unit Outstanding Throughout the Period

For the Period
August 24,
2005† to
March 31,
2006
Audited
Net Asset Value, Beginning of Period	$
Income (Loss) from Investment Operations:
Net Investment Income (Loss)
Net Realized and Unrealized Gain (Loss)

Total from Investment Operations

Net Asset Value, End of Period	$

Total Return

Ratios and Supplemental Data:
Net Assets, End of Period (in Thousands)	$
Ratio of Expenses to Average Net Assets
Ratio of Net Investment Income to Average Net Assets
Portfolio Turnover Rate

†	Commencement of investment operations.

*	Annualized.

**	Not Annualized.

THE FUND
     Kiewit Investment Fund LLLP is a Delaware limited liability limited partnership, registered as a non-diversified, closed-end management investment company under the 1940 Act. The Fund was organized on September 8, 2004 as a Delaware limited partnership and converted to a Delaware limited liability limited partnership on May 13, 2005. The Fund is an “employees’ securities company” under the 1940 Act and has received an Exemptive Order from the Commission exempting the Fund from Section 15(a) of the 1940 Act to permit the Board to enter into and materially amend investment advisory agreements without the approval of Limited Partners.
     The initial public offering of the Units closed on August 22, 2005. As of March 31, 2006, the Fund’s aggregate net assets were $159,327,173 ($15,984.27 per Unit).
THE FUND’S INVESTMENTS
Investment Objective and Policies
     The Fund’s investment objective is long-term capital growth with consideration given to consistency of returns. No assurance can be given that the Fund will achieve its investment objective.
     The Fund’s investment objective is fundamental and may not be changed without the approval of the Limited Partners. However, the Fund may depart from its investment objective in response to adverse market, economic or political conditions by taking temporary defensive positions in high-quality short-term fixed income securities or cash.
     Except as otherwise stated in this Prospectus or in the SAI, the investment policies of the Fund are not fundamental and may be changed by the Board without the approval of the Limited Partners if the Board believes doing so would be consistent with the Fund’s investment objective. The Fund’s fundamental investment policies are listed in the SAI and may not be changed without the approval of a majority of the outstanding Units. Its principal investment policies, including its investment program, are discussed below.
Investment Program
     Implementation of Investment Program. The Adviser (i) recommends Sub-Advisers to invest the Fund’s assets directly on the Fund’s behalf and (ii) invests the Fund’s assets directly in Portfolio Funds. Sub-Advisers and the investment managers of Portfolio Funds (“Portfolio Managers”) may engage in a variety of investment strategies and may invest in a variety of investments.
     The Fund is designed to provide Limited Partners with a professionally managed fund that will offer access to types of investments and professional investment management that otherwise may not be available to them on an individual basis.
     The Adviser is responsible for the various aspects of the investment process, including Sub-Adviser and Portfolio Fund/Portfolio Manager identification and evaluation, portfolio construction advice, portfolio management, risk management and ongoing monitoring of investment operations. The Adviser will seek to identify Sub-Advisers and Portfolio Managers that possess an advantage that sets them apart from other managers following similar strategies. Such advantages may include superior market models, a team of talented and experienced investment professionals, or a strategy or strategy implementation that cannot be easily duplicated by competitors.
     The Adviser will subject each Sub-Adviser and Portfolio Fund to a rigorous due diligence process, analyzing both quantitative and qualitative criteria. This process includes an evaluation of the Sub-Adviser’s or the applicable Portfolio Manager’s strategy and the ability to pursue such strategy and to minimize undesirable risks. In addition, the Adviser will assess the business operations of each Sub-Adviser and Portfolio Manager.
     Principal Fund Investments and Investment Strategies. Under normal market conditions, the Fund’s assets will be invested in a variety of securities, which will include U.S. and non-U.S. equities and fixed income instruments and Portfolio Funds that are mutual funds, private investment funds and Hedge Funds (For purposes of this Prospectus, a Hedge Fund would not include a private investment fund that makes passive investments in securities that does not pursue hedge fund-type strategies, such as those listed on page 12.) In addition, the Fund may also invest in derivative securities, equity-related instruments, currencies, financial futures, debt-related instruments and Portfolio Funds that are private equity/venture capital funds, real estate funds and funds that invest in commodities. In response to changes in the securities markets generally, or pending investment or to maintain necessary liquidity, the Fund may invest in high-quality fixed-income securities, cash or cash equivalents from time to time (or in Portfolio Funds that primarily invest in such instruments).
     The Fund’s assets will be allocated among a variety of Sub-Advisers and Portfolio Funds that invest in a variety of asset classes and investment strategies in an effort to limit the negative impact on the risk and return targets of the overall portfolio if any Sub-Adviser, Portfolio Fund, asset class or investment strategy should perform below expectations. Furthermore, the Fund will not allocate more than 10% of its assets to any single Sub-Adviser or Portfolio Fund, measured at the time of investment, except from time to time to certain Portfolio Funds that are money-market funds, broad-based index funds or fixed-income funds, or Sub-Advisers engaged in similar strategies on behalf of the Fund. In addition, the Fund will not invest more than 35% of its assets in Hedge Funds and it will not invest more than 50% of its assets in Portfolio Funds that are not mutual funds. These limits may be exceeded as a result of the relative performance of a Sub-Adviser or Portfolio Fund, and the Fund will not be required to adjust the allocations in such event.
     The investments proposed to be made and strategies proposed to be employed by Sub-Advisers on behalf of the Fund or Portfolio Managers on behalf of their respective Portfolio Funds may include those described below.
     Cash and Fixed Income. Cash and fixed income allocations will be invested in money markets and high quality government, municipal and corporate bonds. Normally, the Adviser will implement this strategy by allocating the Fund’s assets to a Sub-Adviser that has entered into an investment advisory agreement with the Fund or by investing in a Portfolio Fund.
     U.S. Equity. U.S. equity strategies might include investments in common stocks, preferred stocks, REITS and other equities. In addition, such strategies may be “active” or “passive.” Passive, in this context, means a strategy that is intended to replicate the performance of a broad-based securities index, such as the S&P 500 or Russell 3000, by investing in the securities that comprise the index. Active, on the other hand, are all non-passive strategies. Normally, the Adviser will implement this strategy by allocating the Fund’s assets to a Sub-Adviser that has entered into an investment advisory agreement with the Fund or by investing in a Portfolio Fund.
     International Equity. International equity strategies include investments in global equity markets in both developed and emerging countries. Securities might be purchased and sold on U.S. or international stock markets and may be transacted in dollars or local currencies. Dedicated emerging markets strategies invest in equity and debt of companies in non-developed economies, such as parts of Asia, Africa and South America. Normally, the Adviser will implement this strategy by allocating the Fund’s assets to a Sub-Adviser or by investing in a Portfolio Fund.
     Absolute Return. Absolute return funds seek to generate positive annual returns with low volatility in all market environments. Investment managers in this asset class invest in a wide array of securities including equity, debt, derivatives and futures. Examples of absolute return sub-strategies include event-driven arbitrage, fixed income arbitrage, equity market neutral and distressed equity and debt. Normally, the Adviser will implement this strategy by investing in Hedge Funds.
     Equity/Global Hedge. Equity hedge investments typically buy and sell short U.S. and global equities. These investments tend to have a greater allocation of capital to long investments than short and are thus more correlated to equity markets than absolute return strategies. Normally, the Adviser will implement this strategy by investing in Hedge Funds.
     Private Equity, Real Estate and Commodities. To gain exposure to these instruments, the Fund may invest in venture capital funds, buyout funds, funds that invest in corporate restructurings and other private investments, private real estate funds and funds investing in commodities such as lumber, oil or minerals. The Adviser will implement this strategy by investing in Portfolio Funds, which, in the case of commodities, are referred to as “commodity pools.”
     The Adviser will invest the Fund’s assets within the following guidelines.

Asset Class	Allocation Range
Cash	0%-10%
Fixed Income	5%-20%
Emerging Markets Debt	0%-5%
High Yield Debt	0%-10%
Passive U.S. Equity (Russell 3000™)	20%-40%
Active U.S. Equity	5%-25%
Active International Equity*	10%-30%
Hedge Funds	15%-35%

*	A component of Active International Equity is emerging market equity. Frequently, a Portfolio Fund in an Active International Equity strategy will have limitations on the amount of emerging market equity that it may invest in, but this is not always the case. Were the Fund to invest in emerging market equities directly, it would not invest more than 10% of its assets in such investments.
     As of March 31, 2006, the Fund’s assets have been allocated as follows:

Asset Allocation
Asset Class	(as of 3/31/06)
Cash	9%
Fixed Income	10%
Passive U.S. Equity (Russell 3000™)	31%
Active U.S. Equity	10%
Active International Equity	16%
Hedge Funds	24%
     At any time, the Board and the Adviser can determine to change the Fund’s asset allocations. The Adviser will actively monitor the Fund’s asset allocation and will rebalance the Fund’s portfolio in response to changing market conditions in furtherance of the Fund’s investment objective. The Board can change the allocation ranges at any time.
     Other Investment Strategies. Because many Portfolio Funds (other than mutual funds) will not be registered under the 1940 Act, they typically have greater flexibility than in the case of registered investment companies, such as mutual funds, as to the types of securities they hold, the types of trading strategies they use, and in many cases, the amount of leverage they use. The Portfolio Funds utilized by the Fund may invest and trade in a wide range of instruments and markets and may pursue various investment strategies. Although the Portfolio Funds will primarily invest and trade in equity and debt securities (domestic and non-U.S.), they may also invest and trade in a wide range of other investments, including but not limited to equity-related instruments, currencies, options, financial futures, commodity futures and forwards and debt-related instruments. Portfolio Funds may also sell securities short and use a wide range of other investment techniques. Portfolio Funds are generally not limited in the markets, either by location or type, such as large or small cap or non-U.S. markets in which they invest, or the investment discipline that they may employ, such as value or growth or bottom-up or top-down analysis.
     Hedge Funds and, to a lesser extent, Portfolio Funds that are not Hedge Funds and Sub-Advisers managing the Fund’s assets directly, may use various investment techniques for hedging and non-hedging purposes. A Portfolio Fund or Sub-Adviser may, for example, sell securities short and purchase and sell options and futures contracts and engage in other derivative transactions. The use of these techniques may be an integral part of the investment program of Hedge Funds, and involves certain risks. Hedge Funds and, to a lesser extent, Portfolio Funds that are not Hedge Funds and Sub-Advisers may use leverage, which also entails risk.

     Portfolio Managers have full discretion, without the Board’s or the Adviser’s input, to purchase and sell securities and other investments for their respective Portfolio Funds consistent with the relevant investment advisory agreements, partnership agreements or other governing documents of such Portfolio Fund. A Portfolio Fund may, among other things:
•	engage in hedging in related equity, convertible and interest rate securities;

•	engage in risk arbitrage involving the purchase of securities of companies undertaking mergers and acquisitions;

•	invest in instruments of failing companies or companies in bankruptcy;

•	engage in strategic block investing;

•	utilize substantial short sales and leverage, repurchase agreements and options;

•	invest with asset allocators that utilize a variety of the strategies delineated above; and

•	effect transactions in foreign exchange, commodities and futures contracts (and, when available, options on those instruments).
     The Fund will not invest in any Portfolio Fund sponsored or managed by the Adviser, any other adviser or any Sub-Adviser (or any of their respective affiliates) that has entered into an investment advisory agreement with the Fund.
Description of Principal Fund Investments
     The Fund’s assets will be primarily invested: (i) directly by Sub-Advisers on its behalf or (ii) indirectly through Portfolio Funds, in the securities described below and in the SAI. Additional information about the types of investments that will be made by the Fund, its investment practices and related risk factors is provided in the SAI. Except as otherwise indicated, the Fund’s investment policies and restrictions are not fundamental and may be changed without the vote of Limited Partners.
     Common Stock. Common stocks generally represent an ownership interest in an issuer, without preference over any other class of securities, including such issuer’s debt securities, preferred stock and other senior equity securities. The Fund may hold or have exposure to common stock of issuers of any size (in terms of market capitalization or otherwise) and in any industry or sector.
     Preferred Stock. Preferred stocks represent an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in the company. Some preferred stocks offer a fixed rate of return with no maturity date. Other preferred stocks have a variable dividend, generally determined on a quarterly or other periodic basis, either according to a formula based upon a specified premium or discount to the yield on particular U.S. Treasury securities or based on an auction process, involving bids submitted by holders and prospective purchasers of such stocks.
     Convertible Securities. Convertible securities are typically preferred stock or bonds that are convertible into common stock at a specified price or conversion ratio. Because they have the characteristics of both fixed-income securities and common stock, convertible securities are sometimes called “hybrid” securities. Convertible bonds, debentures and notes are debt obligations offering a stated interest rate; convertible preferred stocks are senior equity securities of a company offering a stated dividend rate. Because convertible securities are usually viewed by the issuer as future common stock, they are generally subordinated to other senior securities and therefore are rated one category lower than the issuer’s non-convertible debt obligations or preferred stock.

     Warrants or Rights. Warrants or rights are securities which permit, but do not obligate, their holders to subscribe for other securities. Warrants or rights are subject to the same market risks as stocks, but may be more volatile in price. Warrants or rights do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in assets of the issuer.
     REITs. Real estate investment trusts, or REITs, are real estate companies that pool investors’ funds for investment primarily in income-producing real estate or in real estate related loans (such as mortgages) or other interests. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs generally invest a majority of their assets in income-producing real estate properties in order to generate cash flow from rental income and gradual asset appreciation. Equity REITs can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments on the mortgages. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. REITs can be listed and traded on national securities exchanges or can be traded privately between individual owners. The Fund may invest in both publicly and privately traded REITs.
     Fixed Income Securities. Fixed income securities include, among other securities, corporate debt obligations, mortgage- and asset-backed securities, U.S. government obligations, investment grade and high yield sovereign debt, high yield debt and loans. Fixed income securities are investment grade if they are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization, they have received a comparable short-term or other rating or they are unrated securities that the Adviser reasonably determines are of comparable quality to investment grade securities. High yield, below investment grade fixed income securities, commonly referred to as “junk bonds,” are securities that are rated by a recognized rating organization below its top four long-term rating categories or unrated securities determined to be of equivalent quality. The Fund has authority to invest in securities rated at the time of investment as low as C and D by Moody’s Investors Services (“Moody’s”) and the Standard & Poor’s Division of The McGraw-Hill Companies, Inc. (“S&P”), respectively. A security that is rated C by Moody’s or D by S&P involves greater risk than higher rated securities, as described below under “Investment and Securities Specific Risks — Below Investment Grade (High Yield) Securities.”
     Foreign Securities and American Depositary Receipts (“ADRs”). ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer. ADRs are publicly traded on exchanges or over-the-counter in the U.S.
     Sovereign Government and Supranational Debt. These sovereign fixed income securities may include: fixed income securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in foreign countries, fixed income securities issued by government owned, controlled or sponsored entities located in foreign countries, interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers, Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness, participations in loans between emerging market governments and financial institutions, or fixed income securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.
     Asset-Backed Securities. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.
     Registered Investment Companies (Mutual Funds). Investments in Portfolio Funds may include Portfolio Funds that are investment companies registered under the 1940 Act. Open-end investment companies are referred to as mutual funds. Were the Fund to invest more than (i) 5% of its assets in the securities of one other investment company or (ii) 10% of its assets in securities of all other investment companies, in each case, that were not “money market funds,” it would be subject to certain restrictions, including that the acquired fund(s) would not be required to redeem any shares owned by the Fund if any such redemption would result in the acquiring fund being required to redeem more than 1% of the acquired fund’s outstanding shares during any 30-day period and that the Fund generally votes securities of such investment companies in accordance with instructions of Limited Partners.

     Currency Transactions. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange listed and over-the-counter options on currencies, and currency swaps. A currency forward contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operate similarly to an interest rate swap.
     Derivatives. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt instruments, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments that may be used include options contracts, futures contracts, options on futures contracts, credit default swaps and swap agreements.
     Short-Term and Defensive Investments. The Fund will invest its cash reserves in high quality short-term investments. These investments may include money market instruments and other short-term debt obligations, money market mutual funds, and repurchase agreements with banks and broker-dealers. During periods of adverse market or economic conditions, the Fund may temporarily invest all or a significant portion of its assets in these securities or hold cash.
     Principal Hedge Fund Strategies. Set forth below are the principal Hedge Fund strategies in which the Adviser expects the Fund to invest:
     Event-Driven Strategies. Event-driven strategies including merger arbitrage, involve investing in companies that are or may be effected by company specific events such as leveraged buy-outs, mergers, hostile takeovers, restructurings, spinoffs, going private transactions, bankruptcies and other events.
     Distressed Strategies. Distressed investment strategies invest in the securities of companies in various levels of financial distress, including bankruptcy, exchange offers, workouts, financial reorganizations and other credit-related situations. This strategy may seek to identify distressed securities in general or focus on one particular segment of the market (such as the senior secured debt sector or the equity portion of distressed companies).
     Equity Market Neutral Strategies. Equity market neutral strategies seek to profit by exploiting pricing inefficiencies between related equity securities, neutralizing exposure to market risk by combining long and short positions. Market neutral strategies build portfolios of long and short positions that attempt to be market neutral with respect to movements in stock and bond markets.
     Fixed Income Arbitrage. A fixed-income arbitrage strategy attempts to take advantage of pricing differentials between related fixed-income securities. To execute this strategy, a Portfolio Manager typically will invest in one fixed-income security while seeking to hedge the market risk with an offsetting investment in another related security. Portfolio Managers may focus on complex securities, such as mortgage- and asset-backed securities, to attempt to benefit from anticipated changes in the relative difference in their yields and other characteristics.
     Equity/Global Hedge. This strategy consists of investing a core holding of long equities hedged at all times with short sales of stocks and/or stock index options. Usually, Portfolio Managers employing an equity/global hedge strategy maintain net long positions, although, from time to time, such strategies will maintain a short bias. In addition to equities, some Portfolio Funds may have limited assets invested in other types of securities.

RISK FACTORS
     An investment in the Fund entails substantial risks. The Fund has retained the Adviser to be responsible for developing, implementing and supervising the Fund’s investment program. The Adviser may recommend Sub-Advisers to invest the Fund’s assets directly on the Fund’s behalf or it may invest the Fund’s assets directly in Portfolio Funds. In both cases, the Sub-Advisers and Portfolio Funds will use a variety of investment strategies that may entail significant risks. Various risks are also associated with investing in Units, including risks relating to the structure of the Fund and risks relating to the limited liquidity of Units. The Fund believes that the principal risks of investing in the Fund are presented herein but no assurance can be given that subsequent events will not result in additional or different risks becoming applicable to the Fund.
     Prospective investors should consider the following factors in determining whether an investment in the Fund is a suitable investment. However, the risks enumerated below should not be viewed as encompassing all of the risks associated with an investment in the Fund. Prospective investors should read this entire Prospectus and the SAI of the Fund and consult with the Investment Professional or their other advisers before deciding whether to invest. In addition, as the Fund’s investment program develops and changes over time (subject to limitations established by the Fund’s investment policies and restrictions), an investment in the Fund may in the future entail additional and different risk factors.
General Market Risks
     General Economic and Market Conditions. The success of the Fund’s investment objective may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of investments held by the Fund. Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses.
     General Risks of Securities Activities. All securities investing and trading activities involve the risk of loss of capital. While the Fund will attempt to moderate these risks, there can be no assurance that the Fund’s investment activities will be successful or that Limited Partners will not suffer losses.
     Market Risk. Market risk is the risk of potential adverse changes to the value of financial instruments and their derivatives because of changes in market conditions like interest and currency-rate movements and volatility in commodity or security prices. Each trading strategy utilized by the Fund, even one that is “market neutral” or “non-directional,” involves some, and occasionally a significant degree of, market risk. The profitability of the Fund depends, in part, upon the Adviser, Sub-Advisers and Portfolio Managers correctly assessing future price movements of securities and other financial instruments. There can be no assurance that any Adviser, Sub-Adviser or Portfolio Manager will accurately predict these price movements.
     Risks of Highly Volatile Markets. The prices of commodities contracts and all derivative instruments, including futures and options, can be highly volatile. Price movements of forward, futures and other derivative contracts in which the Fund’s assets may be directly or indirectly invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments, futures and options. Intervention often is intended directly to influence prices and may, together with other factors, cause all such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. The Fund and Portfolio Funds are also subject to the risk of the failure of any exchanges on which their respective positions trade or of such positions’ clearinghouses.
     The Fund and Portfolio Funds may invest in equity or other securities of companies that are subject to substantial risk as a result of their business prospects. Such companies could include, for example, start up companies that have been founded in the past several years and which are in the early stages of developing products or services, or companies that have recently undergone restructuring or are in “distressed situations.” These investments are subject to inherent market risks and fluctuations as a result of company earnings, economic conditions and other factors beyond the control of the Adviser, Sub-Advisers or Portfolio Managers. In addition, the public equity markets have in the past experienced significant price volatility.
Investment and Securities Specific Risks
     Equity Securities. The market price of equity securities, including common and preferred stocks, may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets or the issuer itself, including the historical and prospective earnings of the issuer and the value of its assets. The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities, and particularly common stocks, generally have greater price volatility than bonds and other debt securities.
     Preferred Stock. In addition to equity securities risk, investment in preferred stocks involves certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions. Preferred stocks often are subject to legal provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred stocks are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred stocks may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than many other equity securities, corporate debt securities and U.S. Government securities.
     Real Estate Investment Trusts (REITs). REITs can generally only hold real property investments; thus, an investment in REITs would result in the risks associated with the direct ownership of real estate. These risks include: declines in the value of real estate; general and local economic conditions; unavailability of mortgage funds; overbuilding; extended vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs of cleaning up environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; and changes in interest rates. An economic downturn could have a material adverse effect on the real estate markets and on the Fund’s investment in REITs. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry. Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions in which the real estate is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. In addition, real estate investments are relatively illiquid and, therefore, the ability of REITs to vary their portfolios promptly in response to changes in economic or other conditions is limited. REITs may also have joint venture investments in certain of its properties, and consequently its ability to control decisions relating to such properties may be limited. REITs (especially mortgage REITs) are also subject to interest rate risks. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in Standard & Poor’s 500 Stock Index.
     Warrants and Rights. Warrants and rights are subject to the same market risks as stocks, but may be more volatile in price. Warrants and rights do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in the assets of the issuer. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying security and a warrant or right ceases to have value if it is not exercised prior to its expiration date. The purchase of warrants or rights involves the risk that the Fund or a Portfolio Fund could lose the purchase value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrants’ or rights’ expiration. Also, the purchase of warrants and rights involves the risk that the effective price paid for the warrant or right added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no increase in the price of the underlying security.
     Fixed-Income Securities. The value of fixed-income securities will change in response to fluctuations in interest rates. In addition, the value of certain fixed-income securities can fluctuate in response to perceptions of credit worthiness of the issuer, political stability or soundness of economic policies. Valuations of other fixed-income instruments, such as mortgage-backed securities, may fluctuate in response to changes in the economic environment that may affect future cash flows.
     Interest rates may go up, causing the prices of fixed-income securities to decline and reducing the value of the Fund’s fixed-income investments. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing a Sub-Adviser or a Portfolio Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. During periods of rising interest rates, the average life of certain types of securities is extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration and reduce the value of the security. This is known as extension risk. A Sub-Adviser’s or Portfolio Manager’s judgment about the attractiveness, relative value or potential appreciation of a particular security or about interest rate trends may prove to be incorrect.
     Below Investment Grade (High-Yield) Securities. At any one time, a portion of the Fund’s or a Portfolio Fund’s assets may be invested directly or indirectly in instruments that are high-yield securities. High-yield securities, commonly referred to as “junk bonds,” are considered speculative and, compared to investment grade securities, tend to have more volatile prices and increased price sensitivity to changing interest rates and to adverse economic and business developments, a greater risk of loss due to default or declining credit quality, a greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments, a greater susceptibility to negative market sentiments leading to depressed prices and decreased liquidity.
     High-yield securities generally offer a higher current yield than that available from higher grade issuers, but typically involve greater risk. The market values of high-yield securities tend to be more sensitive to issuer-specific developments and changes in economic conditions than higher-rated securities. The companies that issue these securities often are highly leveraged, and their ability to service their debt obligations during an economic downturn or periods of rising interest rates may be more readily impaired than issuers of higher-rated securities. Companies that issue high-yield securities may not have access to more traditional methods of financing, and may be unable to repay their debt obligations at maturity by refinancing. As a result, high-yield securities are especially subject to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. The risk of loss due to default in payment of interest or principal by these issuers is significantly greater than with higher rated securities because medium and lower rated securities generally are unsecured and subordinated to senior debt. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of high-yield securities especially in a market characterized by a low volume of trading.
     Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Fund or a Portfolio Fund, thereby reducing the Fund’s net asset value. In addition, default may cause the Fund or a Portfolio Fund to incur expenses in seeking recovery of principal of or interest on its portfolio holdings.
     Call and Put Options. Portfolio Funds and, to a lesser extent, Sub-Advisers investing the Fund’s assets directly, may buy or sell put and call options. There are risks associated with the sale and purchase of call and put options. The seller (writer) of a call option which is covered (e.g., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option which is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option.
     Small Cap Issuers. The general risks associated with securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, limited markets for their products or services or financial resources or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.
     Non-U.S. Investments. The Fund and Portfolio Funds may invest in securities of non-U.S. companies and countries. Investing in these securities involves certain considerations not usually associated with investing in securities of U.S. companies or the U.S. government or its agencies, including: political and economic considerations such as greater risks of expropriation and nationalization, confiscatory taxation, the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of imposition of withholding or other taxes on dividends, interest, capital gain or other income; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict the Adviser’s, Sub-Adviser’s or Portfolio Fund’s investment opportunities. In addition, accounting and financial reporting standards that prevail in foreign countries generally are not equivalent to U.S. standards and, consequently, less information is available to investors in issuers located in such countries than is available to investors in U.S. issuers. Moreover, a non-U.S. issuer may be domiciled in a country other than the country in whose currency the security is denominated. The values and relative yields of investments in the securities markets of different countries, and their associated risks, are expected to change independently of each other. There is also less regulation, generally, of the securities markets in foreign countries than there is in the U.S. In addition, unfavorable changes in foreign currency exchange rate may adversely affect the U.S. dollar values of securities denominated in foreign currencies. The Adviser, Sub-Advisers and Portfolio Funds may, but are generally not required to, hedge against such risk, and there is no assurance that any attempted hedge will be successful. The risks associated with investing in securities of foreign issuers are more pronounced if the Fund or Portfolio Fund invests significantly in one country or geographic region.
     Non-U.S. Sovereign Fixed-Income. The ability of a foreign sovereign issuer to make timely and ultimate payments on debt obligations will also be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a sovereign issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multinational organizations.
     Additional factors that may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government’s policy towards the International Monetary Fund (“IMF”), the International Bank for Reconstruction and Development (the “World Bank”) and other international agencies to which a government debtor may be subject. The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates.
     Emerging Markets. In addition to the risks described under “Non-U.S. Investment” and “Non-U.S. Sovereign Fixed-Income,” investing in emerging markets involves additional risks. Securities of issuers in emerging markets may be more difficult to sell at acceptable prices and their prices may be more volatile than securities of issuers in more developed markets. Settlements of securities trades in emerging and developing markets may be subject to greater delays than in other markets so that the Fund or a Portfolio Fund might not receive the proceeds of a sale of a security on a timely basis. Emerging markets generally have less developed trading markets and exchanges, and legal and accounting systems. Investments in issuers in emerging and developing markets may be subject to greater risks of government restrictions with respect to withdrawing the proceeds from sales of such investments. Economies of developing countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Governments of developing countries may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of stocks of local companies.
     Restricted and Illiquid Investments. Although it is anticipated that the Fund and most Portfolio Funds will invest primarily in publicly traded securities, the Fund and Portfolio Funds may invest in restricted securities and other investments that are illiquid, which include securities that are subject to legal or other restrictions on transfer or for which no liquid market exists. As a closed-end fund, the Fund is not generally restricted from investing any amount in illiquid securities except to the extent it will be required to maintain liquid assets sufficient to acquire tendered Units as a result of a Repurchase Offer. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the “1933 Act”), or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. The market prices, if any, for such securities tend to be volatile and they may not be able to be sold when any Sub-Adviser or Portfolio Fund desires to do so or the Fund or a Portfolio Fund may be able to realize the price at which they are carried on the books in the event of a sale. In addition, illiquid securities may be difficult to value. Securities for which market quotations are either unavailable or unreliable, including restricted securities for which no market exists and other illiquid investments, are valued at fair value as determined in accordance with procedures approved and periodically reviewed by the Board. Valuing securities at fair value involves a greater degree of judgment than valuing securities based on readily available market quotations which may mean that the Fund’s or a Portfolio Fund’s net asset value becomes difficult to accurately determine.
     The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. When registration is required to sell a security, the Fund or a Portfolio Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund or the Portfolio Fund may be permitted to sell a security under an effective registration statement. If adverse market conditions developed during this period, the Fund or a Portfolio Fund might obtain a less favorable price than the price that prevailed when the Fund or Portfolio Fund decided to sell. Sub-Advisers may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased the securities.
     The Fund’s interests in Portfolio Funds are themselves illiquid and subject to substantial restrictions on transfer. The Fund’s ability to liquidate an interest and withdraw from a Portfolio Fund will likely be limited. The liquidity of these Portfolio Funds’ interests may adversely affect the Fund were it to have to sell interests at an inopportune time. In addition, Portfolio Funds that are private equity, venture capital or real estate funds will generally be substantially comprised of investments in illiquid securities or other assets.
     Borrowing; Leverage. Although not currently anticipated, the Fund is authorized to borrow money for investment purposes, to meet repurchase requests and for cash management purposes. The Fund may directly or indirectly borrow funds from brokerage firms and banks. Borrowing for investment purposes is known as “leverage.” The Fund may also incur “leverage” by the use of transactions such as reverse repurchase agreements, mortgage dollar rolls and similar transactions. The amount of borrowing that the Fund can undertake directly is limited by the 1940 Act and policies adopted by the Board from time to time. Portfolio Funds, however, are not subject to the 1940 Act and may incur substantially more leverage than the Fund. As a result, the Fund is likely to be invested in Portfolio Funds that are leveraged to a substantially greater extent than the Fund could utilize were it to incur leverage directly. Although leverage presents opportunities for increasing total investment return, it has the effect of potentially increasing losses as well. Any event that adversely affects the value of an investment held by the Fund directly or indirectly could be magnified to the extent that leverage is employed. The cumulative effect of the use of leverage directly or indirectly in a market that moves adversely to the investments of the entity employing the leverage could result in a loss that would be greater than if leverage were not employed.
     The use of margin borrowings to effect securities acquisitions is a form of leverage. In general, the use of margin borrowings results in certain additional risks. For example, should the securities that are pledged to brokers to secure margin accounts decline in value, or should brokers from which the Fund or a Portfolio Fund has borrowed increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), then a “margin call” could result pursuant to which additional funds must be deposited with the broker or mandatory liquidation of the pledged securities will occur to compensate for the decline in value. In the event of a precipitous drop in the value of the assets of the Fund or Portfolio Fund securing margin debt, it might not be able to liquidate assets quickly enough to pay off the margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses. For these reasons, the use of borrowings for investment purposes is considered a speculative investment practice.
Special Investment Instruments and Techniques
     Hedge Funds and, to a lesser extent, other Portfolio Funds and Sub-Advisers investing the Fund’s assets directly, may utilize a variety of special investment instruments and techniques, some of which are described below, to hedge their investment portfolios against various risks, such as changes in interest rates or other factors that affect security values, or for non-hedging purposes. Hedge Funds may also use these special investment instruments and techniques as a fundamental part of an investment strategy and not merely for hedging purposes. These strategies may be executed through derivative transactions. Instruments used and the particular manner in which they may be used may change over time as new instruments and techniques are developed or regulatory changes occur. Certain of these special investment instruments and techniques are speculative and involve a high degree of risk, particularly in the context of transactions that are not for hedging purposes.
     Hedging Transactions. Financial instruments, such as derivatives, options, interest rate swaps, caps and floors, futures and forward contracts, seek to hedge against declines in the values of portfolio positions as a result of changes in currency exchange rates, certain changes in the equity markets and market interest rates and other events. Hedging transactions may also limit the opportunity for gain if the value of the hedged portfolio positions should increase. It may not be possible to hedge against a change or event at a price sufficient to protect from a decline in the value of the portfolio positions anticipated as a result of such change. In addition, it may not be possible to hedge against certain changes or events at all.
     While such transactions may be entered into to seek to reduce currency exchange rate and interest rate risks, or the risks of a decline in the equity markets generally or one or more sectors of the equity markets in particular, or the risks posed by the occurrence of certain other events, unanticipated changes in currency or interest rates or increases or smaller than expected decreases in the equity markets or sectors being hedged or the non-occurrence of other events being hedged against may result in a poorer overall performance than if such transactions had not been entered into. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio position being hedged may vary. For a variety of reasons, a perfect correlation may not be sought between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent achieving the intended hedge or create additional risk of loss.
     Interest Rate Transactions. In order to reduce the interest rate risk inherent in fixed income investments, a party may enter into interest rate swap or cap transactions. Interest rate swaps or caps are used with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on Fund or Portfolio Fund net earnings as a result of leverage. Interest rate swaps involve an agreement with a swap counterparty to pay a fixed rate payment in exchange for a variable rate payment that is intended to approximate all or a portion of a portfolio’s variable rate interest payments on borrowings. The payment obligation would be based on the notional amount of the swap. Most swap agreements would require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The risk of loss with respect to swaps is limited to the net amount of interest payments that a party is contractually obligated to make. If the other party to a swap defaults, the risk of loss consists of the net amount of payments that a non-defaulting party contractually is entitled to receive. Interest rate caps require the payment of a premium to the cap counterparty and would entitle such party, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive payment from the counterparty of the difference based on the notional amount.
     The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the use of interest rate instruments could enhance or harm the overall performance of the Fund or a Portfolio Fund.
     Short Selling. Short selling involves selling securities that are not owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows an investor to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss, as the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. For these reasons, short selling is considered a speculative investment practice. Short sales “against the box” involve selling short securities that are owned (or that a party has the right to obtain). When a short sale against the box is entered into, the seller will set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will hold such securities while the short sale is outstanding. Such transactions, would result in the incurrence of transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against the box.
     Derivatives. Derivative transactions (“Derivatives”) are financial instruments that derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of a particular Derivative and the applicable portfolio. Derivatives permit the increase or decrease of the level of risk of an investment portfolio, or change the character of the risk, to which an investment portfolio is exposed in much the same way as a portfolio can increase or decrease the level of risk, or change the character of the risk, of an investment portfolio by making investments in specific securities. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential effect on performance. The use of Derivatives may include total return swaps, options and futures designed to replicate the performance of a particular investment vehicle or to adjust market or risk exposure.
     Counterparty Credit Risks. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund or a Portfolio Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding and may obtain only a limited recovery or may obtain no recovery in such circumstances.
     Many of the markets in which a Sub-Adviser or a Portfolio Fund effects transactions are “over-the-counter” or “inter-dealer” markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are securities transactions effected on “exchange based” markets. To the extent a Sub-Adviser or Portfolio Fund invests in swaps, derivative or synthetic instruments, or other over-the-counter transactions on these markets, it is assuming a credit risk with regard to parties with whom it trades and may also bear the risk of settlement default. These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes the Fund or Portfolio Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund or Portfolio Fund to suffer a loss. Such counterparty risk is accentuated in the case of contracts with longer maturities where events may intervene to prevent settlement, or where transactions are concentrated with a single or small group of counterparties.

Special Risks of Hedge Funds and Other Unregistered Portfolio Funds
     Most Portfolio Funds generally will not be registered as investment companies under the 1940 Act and, therefore, the Fund will not have the benefit of various protections afforded by the 1940 Act or the 1933 Act with respect to its investments in such unregistered Portfolio Funds (except to the extent that the 1940 Act governs the Fund). Although the Adviser expects to receive information from such Portfolio Funds regarding their respective investment performance and investment strategy on a regular basis, in most cases the Adviser has little or no means of independently verifying this information. Such Portfolio Funds may use proprietary investment strategies that are not fully disclosed to the Adviser or the Board, which may involve risks under some market conditions that are not anticipated by the Adviser or the Board. In addition, many Portfolio Managers of such Portfolio Funds may not initially be registered as investment advisers under the Investment Advisers Act of 1940, as amended, in reliance on certain current exemptions from registration under that act. In such cases, such Portfolio Managers will not be subject to various disclosure requirements and rules that would apply to registered investment advisers.
     By investing in unregistered Portfolio Funds indirectly through the Fund, Limited Partners bear asset-based fees and performance-based allocations at the Portfolio Fund level. Similarly, Limited Partners bear a proportionate share of the operating expenses of the Fund and, indirectly, similar expenses of Portfolio Funds. Prospective investors should be aware that if they meet the conditions imposed by such Portfolio Funds, including investment minimums, they could invest directly with such Portfolio Funds rather than indirectly through the Fund.
     Portfolio Managers to unregistered Portfolio Funds are normally compensated by asset-based fees and by performance fees or incentive allocations. Each Portfolio Manager of such a Portfolio Fund will receive any performance fees or incentive-based allocations to which it is entitled irrespective of the performance of the other Portfolio Funds and the Fund generally. As a result, any Portfolio Manager to such a Portfolio Fund with positive performance may receive performance fees or incentive allocations indirectly from the Fund (which will be borne by Limited Partners) even if the Fund’s overall returns are negative.
     Investment decisions of any Portfolio Manager are made independently of the investment decisions of other Portfolio Managers. As a result, at any particular time, one Portfolio Manager may be purchasing shares of an issuer for a Portfolio Fund whose shares are being sold by another Portfolio Manager for another Portfolio Fund. In any such situations, the Fund could indirectly incur certain transaction costs without accomplishing any net investment result.
     Because the Fund may make additional investments in or withdrawals from unregistered Portfolio Funds only at certain times according to limitations set forth in the governing documents of such Portfolio Funds, the Fund from time to time may have to invest some of its assets temporarily in cash or money market funds.
     Unregistered Portfolio Funds may be permitted to redeem their interests in-kind. Thus, upon the Fund’s withdrawal of all or a portion of its interest in such a Portfolio Fund, the Fund may receive securities that are illiquid or difficult to value. In these circumstances, the Adviser would seek to dispose of these securities in a manner that is in the best interest of the Fund.
     Portfolio Funds typically require that an investor make certain representations, warranties and covenants with respect an investor’s status and compliance with the terms of the Portfolio Fund’s governing documents. In addition, investors are normally required to provide indemnification with respect to breaches by an investor of such representations, warranties and covenants because they may result in an adverse effect on such Portfolio Fund and its other investors. Thus, the Fund, when investing in Portfolio Funds, may be required to indemnify certain unregistered Portfolio Funds and their Portfolio Managers from liability, damage, cost or expense arising out of, among other things, the Fund’s breaches of applicable agreements.
     Other risks associated with the Fund’s investment in unregistered Portfolio Funds include:
     Estimated Valuations. The Board has delegated the day-to-day determination of the Fund’s net asset value to the Adviser and the Sub-Advisers. The Fund will value its investments in such Portfolio Funds at their fair value, as determined by the Board or its designee pursuant to procedures adopted and periodically reviewed by the Board, which procedures take into account all relevant information available to the Fund, including the most recent value reported by the Portfolio Managers of such Portfolio Funds. The valuations reported by the Portfolio Managers of the Portfolio Funds may not be current and are typically subject to later adjustment, based on information reasonably available at that time. Because more current valuations or adjustments or revisions, whether increasing or decreasing the net asset value of the Fund at the time they occur, relate to information available only at the time of the more recent valuations or the adjustment or revision, the adjustments or revisions will not affect the amount of the repurchase proceeds of the Fund received by Limited Partners who had their Units repurchased based on a valuation of the Portfolio Fund prior to the time such new information becomes available.
     Securities Believed to Be Undervalued or Incorrectly Valued. Securities that an unregistered Portfolio Fund believes are fundamentally undervalued or incorrectly valued may not ultimately be valued in the capital markets at prices and/or within the time frame such Portfolio Fund anticipates. As a result, the Fund may lose some or all of its investment in such a Portfolio Fund in any particular instance.
     Dilution. If an unregistered Portfolio Fund limits the amount of capital that may be contributed from the Fund, or if the Fund declines to purchase additional interests in such Portfolio Fund, continued sales of interests in such Portfolio Fund to others may dilute the returns for the Fund from the Portfolio Fund.
     Lack of Transparency. Unregistered Portfolio Funds, consistent with applicable law, may not disclose the contents of their portfolios to their investors. This lack of transparency may make it difficult for the Adviser to monitor whether holdings of such Portfolio Funds cause the Fund to be above specified levels of ownership in certain asset classes.
     Affiliation Risks. If the Fund owns 5% or more of the voting securities of a Portfolio Fund, the Fund may become an affiliated person of such Portfolio Fund. If the Fund becomes an affiliated person of a Portfolio Fund, certain provisions of the 1940 Act may make it difficult for the Fund to buy or sell securities of such Portfolio Fund at a time of its choosing. In most cases, the Fund’s investments in Portfolio Funds that are not registered investment companies will not constitute “voting securities” within the meaning of the 1940 Act in that they do not normally provide the power to elect the directors or other entity serving in a similar capacity for such Portfolio Fund. However, the Fund will not invest in 5% or more of a Portfolio Fund’s outstanding securities.
     The Fund may from time to time be deemed an affiliated person, or an affiliated person of an affiliated person, of a Portfolio Fund notwithstanding that the Fund does not own 5% or more of such Portfolio Fund’s outstanding voting securities.
     Lack of Operating History. An unregistered Portfolio Fund, or a Portfolio Manager to a Portfolio Fund, may be a recently formed entity and may have little operating history upon which the Adviser can evaluate its performance.
     Control Positions. Unregistered Portfolio Funds may take control positions in companies. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise and other types of liability related to business operations. If those liabilities were to arise, investors in such Portfolio Funds likely would suffer losses on their investments.
     Risks of “Hedge Fund” Strategies. Portfolio Funds investing in the principal Hedge Fund strategies that the Fund intends to invest in, including event-driven arbitrage, fixed income arbitrage, equity market neutral, distressed equity and debt and equity/global hedge, typically will have the flexibility to employ a variety of investment strategies using a broad range of financial instruments and asset classes. Such Portfolio Funds will not be limited by the 1940 Act or the Fund’s fundamental restrictions on the use of leverage and leverage transactions, short sales, puts, calls or commodities, among others. In addition, such Portfolio Funds will be active investors in the securities market and are likely to have significant portfolio turnover.
     Event-Driven Strategies Risk. Event-driven strategies can induce significant losses when an anticipated event does not occur. The consummation of mergers, tender offers and exchange offers can be prevented or delayed by a variety of factors, including: (i) regulatory and antitrust restrictions; (ii) political motivations; (iii) industry weakness; (iv) stock specific events; and (v) failed financings. Merger arbitrage positions also are subject to the risk of overall market movements. To the extent that a general increase or decline in equity values affects the stocks involved in a merger arbitrage position differently, the position may be exposed to loss. Event driven strategies also depend for success on the overall volume of merger activity, which historically has been cyclical in nature.
     Distressed Strategies Risk. Investing in distressed securities is considered speculative, as it involves substantial financial and business risks that can result in substantial or, at times, even total losses. Among the risks inherent in investments in troubled entities is that it frequently may be difficult to obtain accurate information as to the condition of such issuers. Such investments also may be adversely affected by laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability, and a bankruptcy court’s power to disallow, reduce, subordinate, or disenfranchise particular claims. The market prices of such securities also are subject to abrupt and erratic market movements and above-average price volatility, and the spread between the bid and asked prices of such securities may be greater than those prevailing in other securities markets. It may take a number of years for the market price of such securities to reflect their intrinsic value. In liquidation (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful (for example, due to failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied), or will result in a distribution of cash or a new security the value of which will be less than the purchase price to the Hedge Fund of the security or claim in respect of which such distribution was made.
     Equity Market Neutral Strategies Risk. A market neutral strategy requires both a long and short position. To the extent a Portfolio Manager is unable to maintain a balanced position because of trade execution delays, forced liquidations of short or leveraged positions due to losses or failure to “match” long and short positions, the strategy will not be market neutral. In addition, to the extent that long and short positions are not matched by industry sectors, a sector-wide but not market-wide price move may result in market, as opposed to stock selection, losses. Unusual events specific to a particular company that cause sudden changes in the company’s share valuation may also adversely affect historical price relationships between stocks, potentially leading to losses when relying on the strategy.
     Fixed Income Arbitrage Risk. Fixed income arbitrage strategies generally involve spreads between two or more positions. To the extent the price relationships between such positions remain constant, little or no gain or loss on the position will occur. Such positions do, however, entail a substantial risk that the price differential could change unfavorably, causing a loss to the spread position.
     Equity/Global Hedge Risk. An equity/global hedge strategy normally has a net long or net short bias. Thus, a Portfolio Fund following this strategy is subject to the risk of loss if the equity markets in which it is invested moves significantly against the portfolio bias. In addition, illiquidity in the markets in which a Portfolio Fund invests can result in significant loss.
     Performance Fees. In addition to asset-based management fees, each Portfolio Manager to a Hedge Fund and Portfolio Managers to certain other unregistered Portfolio Funds will likely receive performance fees or incentive allocations generally equal to 10% to 30% of net profits of the Portfolio Fund that it manages. These incentives may create an incentive for such Portfolio Managers to make investments that are riskier or more speculative than those that might have been made in their absence. In addition, performance fees or incentive allocations may be calculated on a basis that includes realized and unrealized appreciation of assets, and may be greater than if it were based solely on realized gains.
     Real Estate Portfolio Funds. The Fund may invest in unregistered Portfolio Funds that invest directly in real property, which would result in the Fund being subject to risks associated with the direct ownership of real estate, which are described above under “Risks of Real Estate Investment Trusts (REITs).” Portfolio Funds that invest in real estate are subject to additional risks, including the risks associated with the substantial use of leverage and a lack of diversification of properties. Such Portfolio Funds share many of the risks associated with other unregistered Portfolio Funds discussed above, including non-SEC registered Portfolio Managers, payment of performance fees or incentive allocations, indemnification requirements, estimated valuations, dilution, and lack of operating history.
     Commodities Investment. The Fund may invest in unregistered Portfolio Funds that invest all or substantially all of their assets in commodities such as minerals, timber, oil or gas so long as no such investment would require the

Fund to be registered with the Commodity Futures Trading Commission (the Commodity Exchange Act would not require the Fund to be registered if in general less than 5% of its assets were invested in such asset classes). Investing in commodities would subject the Fund to risks associated with the commodity investing, including declines in the value of a commodity; worldwide and U.S. economic conditions; changes in environmental regulations affecting such commodities; among others.
Fund Specific Risks
     Limited Operating History. The Fund was formed in September 2004 and, having commenced investment operations in August 2005, has a limited operating history that investors can use to evaluate the Fund’s investment performance. The Fund’s investment program should be evaluated on the basis that there can be no assurance that the Fund will achieve its investment objective and that the Fund’s net asset value may decrease.
     Non-Diversified Status. The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may invest in the securities of individual issuers to a greater degree than a diversified investment company. As a result, the Fund may be more vulnerable to events affecting a single issuer and therefore, subject to greater volatility than a fund that is more broadly diversified. Accordingly, an investment in the Fund may present greater risk to an investor than an investment in a diversified company.
     Limited Investment Restrictions. The Fund has few restrictions on what amount of allocated assets can be invested in any type of asset class. As a result, the Fund at any time may have a large portion of its assets directly or indirectly invested in high-risk investment securities, including high yield fixed-income securities, emerging market debt, distressed securities, small capitalization or non-U.S. equity or fixed income securities, or in Portfolio Funds that invest in such investments. In addition, Sub-Advisers may conduct their investment management operations independent of each other, with the result that one Sub-Adviser may be making an investment while the other is selling or redeeming the same or a substantially similar investment, which would result in the Fund directly or indirectly incurring transaction expenses without any or with little net change in investment position.
     Limited Liquidity. An investment in the Fund provides limited liquidity. Because the Fund is a closed-end fund, Limited Partners will not be able to redeem Units on a daily basis (unlike mutual funds, in which investors have a right to redeem their investments on a daily basis). In addition, with very limited exceptions, Units are not transferable, and liquidity will generally be provided only through semi-annual Repurchase Offers that the Fund intends to make. An investment in the Fund is therefore suitable only for investors who can bear the risks associated with the limited liquidity of Units and should be viewed as a long-term investment.
     In-Kind Distributions. Payment for repurchased Units may require the Fund to liquidate portfolio holdings earlier than the Adviser would otherwise liquidate these holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover.
     The Fund generally will distribute cash to Limited Partners whose Units are repurchased. Although the Fund does not generally intend to make distributions in-kind, under unusual circumstances where the Board determines that making a cash payment would result in a material adverse effect on the Fund or on Limited Partners, Limited Partners whose Units are repurchased may receive in-kind distributions of investments from the Fund’s portfolio (valued in accordance with the Fund’s valuation policies). Any such distributions will be made on the same basis to all Limited Partners in connection with any particular repurchase. In addition, a distribution may be made partly in cash and partly in-kind. An in-kind distribution may consist of securities that are not readily marketable and may be subject to restrictions on resale. Limited Partners receiving an in-kind distribution will incur costs, including commissions, in disposing of securities that they receive, and in the case of securities that are not readily marketable, Limited Partners may not be able to sell the securities except at prices that are lower than those at which the securities were valued by the Fund or without substantial delay.
     Repurchase Offers. The Fund intends to offer to repurchase only a small percentage of the outstanding Units twice each year, and there is no guarantee that Limited Partners will be able to sell any or all of their Units that they desire to sell in any particular Repurchase Offer. If repurchase requests exceed the amount to be repurchased, the

Fund will repurchase only a pro rata portion of the Units tendered by each Limited Partner. The potential for pro-ration may cause some Limited Partners to tender more Units for repurchase than they otherwise wish to have repurchased.
     Repurchase Offers may have the effect of decreasing the size of the Fund over time from what it otherwise would have been if it did not repurchase Units. It may, therefore, force the Fund to sell assets it would not otherwise sell. It may also reduce the investment opportunities available to the Fund and cause its expense ratio to increase.
     Availability of Investment Opportunities. The business of identifying and structuring investments of the types contemplated by the Fund is competitive, and involves a high degree of uncertainty. The availability of investment opportunities generally will be subject to market conditions as well as, in some cases, the prevailing regulatory or political climate. No assurance can be given that the Fund will be able to identify and complete attractive investments in the future or that it will be able to invest fully its subscriptions. Moreover, identification of attractive investment opportunities by Portfolio Funds is difficult and involves a high degree of uncertainty. Even if an attractive investment opportunity is identified by a Portfolio Fund, a Portfolio Fund may not be permitted to take advantage of the opportunity to the fullest extent desired. Portfolio Funds sponsored, managed or advised by the Adviser, a Sub-Adviser or a Portfolio Manager and their affiliates may seek investment opportunities similar to those the Fund may be seeking, and none of these parties has an obligation to offer any opportunities it may identify to the Fund.
     Conflicts of Interest. The Adviser and Sub-Advisers and their respective affiliates provide investment advisory and other services to clients other than the Fund. In addition, investment professionals associated with the Adviser and Sub-Advisers may carry on investment activities for their own accounts and the accounts of family members (collectively with other accounts managed by the Adviser and Sub-Advisers and their respective affiliates, “Other Accounts”). The Fund has no economic interest in these activities. As a result of the foregoing, the Adviser and Sub-Advisers will be engaged in substantial activities other than on behalf of the Fund and may have differing economic interests in respect of such activities and may have conflicts of interest in allocating investment opportunities, and their time, between the Fund and Other Accounts.
     There may be circumstances under which the Adviser and Sub-Advisers will cause one or more Other Accounts to commit a larger percentage of their assets to an investment opportunity than the percentage of the Fund’s assets it commits to such investment. There also may be circumstances under which the Adviser or a Sub-Adviser purchases or sells an investment for their Other Accounts and does not purchase or sell the same investment for the Fund or purchases or sells an investment for the Fund and does not purchase or sell the same investment for one or more Other Accounts.
     The Adviser and Sub-Advisers and their respective affiliates may have interests in Other Accounts they manage which differ from their interests in the Fund and may manage such accounts on terms that are more favorable to them than the terms on which they manage the Fund. In addition, the Adviser and Sub-Advisers and their respective affiliates may charge fees to Other Accounts that are lower than the fees to which the Fund and its Limited Partners are subject.
     Inadequate Return. No assurance can be given that the returns on the Fund’s investments will be commensurate with the risk of investment in the Fund. Investors should not commit money to the Fund unless they have the resources to sustain the loss of some or all of their investment in the Fund.
     Recourse to the Fund’s Assets. The Fund’s assets, including any investments made by the Fund and any interest in the Portfolio Funds held by the Fund, are available to satisfy all liabilities and other obligations of the Fund. If the Fund becomes subject to a liability, parties seeking to have the liability satisfied may have recourse to the Fund’s assets generally and not be limited to any particular asset, such as the asset representing the investment giving rise to the liability.
     Risk of Being Treated as a “Publicly Traded Partnership.” A limited partnership (such as the Fund) that has registered under the 1940 Act would be treated as a corporation for federal income tax purposes if it were to become a publicly traded partnership. A publicly traded partnership is a partnership the interests of which are either traded on an established securities market or readily tradable on a secondary market (or the substantial equivalent thereof).

The Fund has received an opinion of Willkie Farr to the effect that, under current law and based on certain assumptions and representations, the Fund will be treated as a partnership and not as a “publicly traded partnership” that is treated as a corporation for U.S. federal income tax purposes. Willkie Farr’s opinion as to the treatment of the Fund as a partnership for federal income tax purposes is based on, among other things, the maintenance of factual conditions (including those underlying the representations of the Fund), the continuation of which cannot be assured. The opinion of Willkie Farr is not binding on the IRS or any court. No assurance can be given that the IRS would not assert, or a court would not sustain, a contrary opinion.
     If the Fund were treated as a publicly traded partnership or otherwise treated as a corporation for U.S. federal income tax purposes, material adverse consequences for Limited Partners would result. The Fund would be subject to tax on its income at corporate tax rates without a deduction for any distribution to Limited Partners, thereby materially reducing the amount of any cash available for distribution to Limited Partners. In addition, the Limited Partners would be treated as stockholders of a corporation for federal income tax purposes. Thus, capital gains and losses and other income and deductions of the Fund would not be passed through to Limited Partners, and all distributions by the Fund to Limited Partners would be treated as dividends, return of capital and/or gains.
     Tax Liability. Unlike most registered investment companies, the Fund will be treated as a partnership for U.S. federal income tax purposes, and will therefore not be required to distribute its net income or net gains, if any, to Limited Partners. The Fund does not intend to make annual or periodic distributions of all of its net income or net gains, if any, to Limited Partners. Although the Fund intends to make distributions to Limited Partners for the payment of all or a portion of a Limited Partner’s income tax liabilities with respect to such Limited Partner’s share of the Fund’s net income and net gains, the amount and times of any distributions will be determined in the sole and absolute discretion of the Board and may not be sufficient to enable a Limited Partner to satisfy such Limited Partner’s tax liabilities. In addition, the Board may determine not to pay, or to cease paying, such distributions. Whether or not distributions are made, Limited Partners will be required each year to pay applicable income taxes on their respective shares of the Fund’s taxable income, and may have to pay applicable taxes from other sources. As a result, there may be situations in which a Limited Partner will be required to pay a substantial amount of tax in excess of the amount of cash that the Limited Partner has received from the Fund. Because the Fund currently intends to make distributions no more frequently than once each year, the timing of distributions will not correspond to the due dates of estimated tax payments in the U.S. or Canada.
     Anticipated Delays in Schedules K-1. Each year, the Fund will distribute Schedules K-1 to Limited Partners so that they can prepare their respective U.S. federal, state and local income tax returns. The preparation of the Limited Partner’s tax returns is each Limited Partner’s sole responsibility. The Fund’s ability to provide final Schedules K-1 to Limited Partners for any given tax year prior to April 15 of the following year will depend upon when the Fund receives the requisite information from Portfolio Funds. The Fund will provide Schedules K-1 as soon as practicable after it receives all necessary information. Nevertheless, it is inevitable that Schedules K-1 will not be available until after April 15. Limited Partners should therefore be prepared to obtain extensions of the filing dates for their U.S. federal, state and local income tax returns and should consult their personal tax advisers in this regard.
     Additional Tax Filings. The Fund may make investments that would subject Limited Partners to taxation in jurisdictions for which the Limited Partners would not otherwise be liable for tax. Limited Partners will be responsible for all applicable tax filings and payments associated with their respective allocations of the Fund’s net income and net gains. Where possible, the Fund will attempt to file composite tax returns to assist the partners in meeting the responsibility for non-resident tax filings.
     Tax Risks for Non-U.S. Limited Partners. The Fund may make investments that would cause non-U.S. Limited Partners to be engaged in a U.S. trade or business and thus be required to file U.S. tax returns and pay U.S. tax on income that is effectively connected with such U.S. trade or business. In addition, while the applicable law is not clear, it is possible that Units would be treated as U.S.-situs property that would be subject to U.S. estate tax upon the death of a non-U.S. Limited Partner. The General Partner will not be obligated to provide to Canadian Limited Partners all information with respect to the Fund that may be necessary to enable them to complete their Canadian tax returns, and accordingly, Canadian Limited Partners may have to complete their Canadian tax returns on an estimated basis. However, the General Partner may in its sole and absolute discretion respond to reasonable requests by Canadian Limited Partners for such information. An extension of time for filing Canadian personal income tax returns is currently not available.

Other Risks
     The above discussions and the discussions contained in the SAI, of the various risks associated with the Fund and the Units are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire Prospectus, the SAI, and the Partnership Agreement and consult with the Investment Professional and their own advisers before deciding whether to invest in the Fund. In addition, as the Fund’s investment program changes or develops over time, an investment in the Fund may be subject to risk factors not currently contemplated or described in this Prospectus.
EXEMPTION FROM THE 1940 ACT
     The Fund operates as a non-diversified, closed-end management investment company registered with the Commission under the 1940 Act. The Fund has received an Exemptive Order from the Commission exempting the Fund from Section 15(a) of the 1940 Act to permit the Board to enter into and materially amend investment advisory agreements without the approval of Limited Partners.
USE OF PROCEEDS
     The proceeds of this offering will be invested in accordance with the Fund’s investment objective and policies as soon as practicable. Based on current market conditions, the Board expects the Fund to invest the proceeds in accordance with its investment program within approximately three months after their receipt.
MANAGEMENT OF THE FUND
Board of Directors
     The Board provides broad oversight over the operations and affairs of the Fund. The Fund’s General Partner, to the fullest extent permitted by Delaware law, has irrevocably delegated to the Board its rights and powers to monitor and oversee the business affairs of the Fund, including the complete and exclusive authority to oversee and establish policies regarding the management, conduct and operation of the Fund’s business. The Board exercises the powers, authority and responsibilities on behalf of the Fund that are customarily exercised by the “board of directors” of an investment company registered under the 1940 Act that is organized as a Delaware corporation. The Directors, in their capacities as such, are not general partners of the Fund. Directors will not contribute to the capital of the Fund in their capacity as Directors, but may purchase Units.
     Directors may be removed in accordance with the Partnership Agreement, with or without cause, by a written instrument signed by at least a majority of the number of Directors prior to such removal, or at any special meeting of Limited Partners, by a vote of a majority of the total number of votes eligible to be cast by all Limited Partners.
     Information about each Director, including his business experience, is provided in the SAI under the heading “Management.”
     The Board is responsible for managing the Fund’s business affairs and for exercising all the Fund’s powers except those reserved for the Limited Partners. See the SAI under “Management” for information about each Director and the officers of the Fund. Unless otherwise noted, the address of each person listed is Kiewit Investment Fund LLLP, 73 Tremont Street, Boston, Massachusetts 02108.
The Adviser
     Pursuant to the Advisory Agreement, Offit Hall Capital Management LLC serves as the Adviser, subject to the ultimate supervision of, and any policies established by, the Board. Under the Advisory Agreement, the Adviser is responsible for developing, implementing and supervising the Fund’s investment program. The Adviser is registered with the Commission as an investment adviser and has offices in San Francisco and New York. As of December 31, 2005, the Adviser had $19.4 billion under advisement for 124 clients. The Adviser’s principal business address is

One Maritime Plaza, 5th Floor, San Francisco, CA 94111. The Adviser’s business primarily focuses on providing non-discretionary advisory services to clients.
     In addition to Kathryn Hall, the Co-Chairman, Co-Chief Executive Officer and Chief Investment Officer of the Adviser and Morris W. Offit, Co-Chairman and Co-Chief Executive Officer of the Adviser, there are eight other Managing Directors (the “Principals”) that bring practical capital markets experience, as well as expertise in investment management and portfolio management. Principals also have extensive experience in the legal, accounting and finance professions and currently serve on the boards of a number of foundations and endowments. A majority of the Adviser is owned by the Principals.
     In considering the Adviser, the Board reviewed, among other things, the Adviser’s performance during various time periods and market cycles, Sub-Adviser and Portfolio Fund and Portfolio Manager selection process, core asset allocation approach, Hedge Fund investment expertise, independence, fees and costs and depth of resources.
     Advisory Agreement. The Advisory Agreement provides that the Adviser shall: (i) recommend Sub-Advisers to invest portions of the Fund’s assets directly on the Fund’s behalf and (ii) invest the Fund’s assets in Portfolio Funds directly. The Board has authority to terminate the Adviser or any Sub-Adviser. In addition, the Fund has received an order exempting the Fund from certain provisions of the 1940 Act such that the Board may retain a new investment adviser or Sub-Adviser to manage all or any portion of the Fund’s assets, may materially amend the terms of any investment advisory agreement, including the Advisory Agreement, without Limited Partner approval, including to increase fees payable to the Adviser or such Sub-Adviser.
     Advisory Fees. As compensation for services required to be provided by the Adviser under the Advisory Agreement, the Fund will pay the Adviser advisory fees (“Advisory Fees”) computed on the percentage of the Fund’s assets invested in certain asset classes expressed as an annual percentage of the Fund’s net assets and determined and paid as of the end of each quarter as set forth below.

Asset Class	Fees Charged by Adviser
Cash and Fixed Income	0.125%
Passive U.S. Equity (i.e., index investing)	0.125%
Active U.S. Equity	0.50%
Active International Equity	0.50%
Hedge Funds	0.55%
     Based on projected asset allocations for the first 12 months of operations, the composite annual advisory fee payable to the Adviser would be 0.31% of the Fund’s net assets.
     The Fund will pay each Sub-Adviser an advisory fee computed as a percentage of the Fund’s net assets allocated to such Sub-Adviser. The advisory fees charged by Sub-Advisers are dependent on the asset class in which such Sub-Advisers invest. Such advisory fees payable to Sub Advisers will be computed on the percentage of the Fund’s net assets allocated to such Sub Advisers.
     Fees and allocations payable by Portfolio Funds will not be paid directly by the Fund. Rather, each Portfolio Fund deducts such fees directly from its assets. Typically, these fees include both a management fee and a performance fee or allocation. Certain Portfolio Funds that are mutual funds, private fixed income or index funds generally do not charge performance fees or allocations. Management fees generally range from 1% to 3% per year. Performance fees or allocations generally range from 15% to 30% of net profits by the Portfolio Fund.
     A discussion regarding the basis of the Board’s approval of the Advisory Agreement and each Sub-Advisory Agreement is available in the Fund’s annual report to shareholders for the period ended March 31, 2006.
     Adviser’s Investment Processes. The Adviser’s approach to evaluating Sub-Advisers and Portfolio Funds utilizes quantitative and qualitative tools. The Adviser’s investment process, which will be utilized in managing the Fund, includes the following steps:

•	A screening procedure that identifies Sub-Advisers and Portfolio Funds that have quality management teams and track records;

•	An extensive due diligence process undertaken prior to recommending a specific investment;

•	A detailed investment recommendation to the Adviser’s Investment Committee, including the important considerations for each specific Sub-Adviser or Portfolio Fund;

•	The Adviser’s Investment Committee review and decision as to whether to approve a Sub-Adviser or Portfolio Fund for consideration as an investment by the Fund; and

•	A portfolio construction assessment, which weighs whether a particular recommended fund satisfies the Fund’s investment objective and investment policies.
     If a Sub-Adviser or Portfolio Fund is viewed favorably after the initial due diligence process, the Adviser’s research team prepares a detailed investment recommendation. This document includes the following information for each potential Sub-Adviser or Portfolio Fund (as well as other information considered pertinent):
•	Organizational history;

•	Management team experience and background;

•	Investment strategy, including competitive position and environment;

•	Investment process and key decision makers;

•	Track record and performance history of management teams;

•	Investment terms and conditions;

•	Approach to risk control;

•	Key strengths and concerns; and

•	Representative investments.
     A recommended Sub-Adviser or Portfolio Fund must also be assessed in the context of overall portfolio construction for the Fund. The Adviser’s Investment Review Committee assesses, to the extent possible, the types of investments Sub-Advisers and Portfolio Funds are likely to make, in order to avoid an unintended concentration of strategies. The quality of this judgment is a function of the experience of the Adviser’s Investment Committee and the degree of effort put forth in the due diligence process.
     The Adviser’s Investment Committee will review and make a final decision on the eligibility of any potential investment for the Fund. The members of the Investment Committee are currently Kathryn A. Hall, Morris W. Offit and John Buoymaster. Biographical information concerning members of the Adviser’s Investment Review Committee is set forth below.
     Kathryn A. Hall. Ms. Hall has nearly 20 years of capital markets experience. Ms. Hall is a member of the Adviser’s Investment Review Committee. Previously, Ms. Hall was President, Managing Member and a Managing Director of Laurel Management Company, LLC. Currently, Ms. Hall is a Trustee of Princeton University, a member of the Board of Directors of Princeton University Investment Company, the Stanford Management Company, which oversees the Stanford endowments, and is a Director of the American Century Mountain View Funds. She serves as Trustee and Chair of the Investment Committee of the UCSF Foundation and is on the Board of the Thacher School. She previously served on the Board of Trustees of Mills College, the San Francisco Day School, and the Board of Yerba Buena for the

Arts. Ms. Hall graduated cum laude from Princeton University in 1980 with an A.B. in Economics. She received an MBA from Stanford Graduate School of Business in 1984.
     Morris W. Offit. Mr. Offit is Co-Chairman and Co-Chief Executive Officer of the Adviser. He is a member of the Adviser’s Investment Review Committee. He previously was founder and CEO of OFFITBANK, a wealth management private bank, which merged into Wachovia Bank in 1999. Mr. Offit is a Trustee of The Johns Hopkins University where he served as Chairman of the Board (1990-1996). He is also a Trustee of the Jewish Museum where he served as Chairman of the Board (1987-1991). Mr. Offit is President of UJA-Federation of New York and previously served as Chairman of the Board (2001-2004). Mr. Offit received a BA from The Johns Hopkins University and an MBA from the Wharton School of the University of Pennsylvania. He was the recipient of an Honorary Degree of Doctor of Humane Letters from The Johns Hopkins University.
     John W. Buoymaster. John W. Buoymaster is a Managing Director and the Director of Investment Advisory Services of the Adviser. He is also a member of the Adviser’s Investment Review Committee. Previously, he was a Vice President in the San Francisco office of J.P. Morgan & Co. Incorporated, where he advised individuals and families on investment strategy, portfolio structuring and generational planning. From October 1977 through October 1991, Mr. Buoymaster was associated with the San Francisco and Palo Alto law firm of Cooley Godward Castro Huddleson & Tatum, and was a partner in that firm from January 1984 until October 1991. His practice concentrated in estate and tax planning and estate and trust administration, primarily for venture capitalists and founders of emerging companies. Mr. Buoymaster is a member of the Investment Committee of The Children’s Health Council (Palo Alto), and a member of the Advisory Board for Kohlberg Investors IV and V, L.P., which are private investment partnerships. He is also on the Planned Giving Advisory Committees for KQED, and The California Academy of Sciences. He is the Chair of the Planned Giving Executive Committee at Williams College. He previously served as a director or trustee of various non-profit organizations, including Marin Country Day School, The Little School (San Francisco), Goodwill Industries of San Francisco, San Mateo and Marin Counties, and the Children’s Health Council (Palo Alto). Mr. Buoymaster graduated magna cum laude from Williams College in 1974, with a Bachelor of Arts in Economics. He graduated from Stanford Law School in 1977.
     Ms. Hall is currently and has been since Fund inception primarily responsible for the day-to-day management of the Fund.
     The Statement of Additional Information provides additional information concerning the Adviser’s portfolio manager’s compensation and other accounts managed by the portfolio manager. No portfolio manager owns any securities of the Fund because no such portfolio manager is eligible to invest in the Fund.
Sub-Advisers
     Pzena Investment Management, LLC (“PIM”). PIM is located at 120 West 45th Street, 20th Floor, New York, New York 10036, is a majority employee-owned investment management firm founded in 1995. As of December 31, 2005, PIM had assets of approximately $16.8 billion under management. PIM serves as a Sub-Adviser to the Fund pursuant to an Investment Sub-Advisory Agreement among the Fund, the Adviser and PIM. As compensation for its investment advisory services relating to active U.S. equity investments, the Fund pays PIM a sub-advisory fee based on the monthly value of the Fund’s assets managed by PIM, at the following annual rate: (i) 0.70% per annum on the first $25,000,000; (ii) 0.50% per annum on the next $75,000,000; (iii) 0.40% per annum on the next $200,000,000, and (iv) 0.35% per annum thereafter. If the assets under PIM’s management are less than $10,000,000 on the last business day of the month, the sub-advisory fee is 1.00% per annum. In such event, there would be a minimum annual fee of $35,000 and a maximum annual fee of $70,000. The sub-advisory fee is paid monthly in arrears. For purposes of calculating the sub-advisory fee, the value of the assets will be based on the average daily net assets during the month, accrued daily at the rate of 1/365th of the applicable fee.
     Investment decisions for the Fund are made by a three-person investment team consisting of Richard S. Pzena, John P. Goetz and Antonio DeSpirito, III. Each member has equal weight in determining how research findings are translated into an earnings model. Further, all decisions require unanimous consent of each of the three individuals. Should one of the members become unavailable for either planned or unplanned reasons, the remaining members would continue the process. Richard S. Pzena and John P. Goetz are currently and have been since Fund inception responsible for providing sub-advisory services to the Fund. Antonio DeSpirito, III has also been responsible for providing sub-advisory services to the Fund since January 1, 2006.
     The business backgrounds of each member of the investment team responsible for overseeing the Fund’s investments are:
     Richard S. Pzena — Managing Principal, Chief Executive Officer, Co-Chief Investment Officer and Founder of Pzena. Rich has worked in investment management since 1986; has been with PIM since 1995. Education: B.S. and M.B.A., The Wharton School of the University of Pennsylvania.

     John P. Goetz — Managing Principal and Co-Chief Investment Officer. John has worked in investment management since 1996; has been with PIM since 1996, and has managed assets in the Fund since inception. Education: B.A. Wheaton College; M.B.A., Kellogg School, Northwestern University.
     Antonio DeSpirito, III — Principal and (effective January 1, 2006) Large Cap Portfolio Manager. Tony has been with PIM since 1996. Previously, Tony was one of the Portfolio Managers for PIM’s Small Cap Value Services. Education: B.S., the Wharton School of the University of Pennsylvania; J.D. Harvard Law School in 1993.
     The control persons of PIM are set forth below.

Controlling		Nature of Controlling
Person/Entity	Basis of Control	Person/Entity’s Business
Richard Pzena	Minority Owner	Financial Services
John Goetz	Minority Owner	Financial Services
William Lipsey	Minority Owner	Financial Services
Amelia Jones	Minority Owner	Financial Services
A. Rama Krishna	Minority Owner	Financial Services
     Payden & Rygel (“Payden & Rygel”). Payden & Rygel, located at 333 South Grand Avenue, Los Angeles, California 90071, is a Sub-Adviser to the Fund. Payden & Rygel manages the portion of the Fund’s assets allocated to a fixed income strategy and manages the Fund’s cash account. As compensation, the Fund pays Payden & Rygel an annual fee accrued daily at the rate of 1/365th of the applicable fee rate and payable on the first business day of each month for managing cash and equivalent assets of .15 of 1% and for managing fixed income assets of .22 of 1% on the first $50 million and .15 of 1% per annum thereafter. For purposes of calculating the advisory fee, the value of the assets will be based on the average daily net assets during the month.
     Payden & Rygel is one of the largest global independent investment managers in the United States, with over $52 billion in assets under management as of March 31, 2006. Founded in 1983, the firm is a leader in the active management of fixed-income and equity portfolios for a diversified client base. Payden & Rygel is a privately held corporation with fifteen shareholders, all of whom are active in the management of the firm. Payden & Rygel advises corporations, foundations and endowments, pension plans, public funds and individual investors on their overall investment strategies. The firm manages its portion of the Fund employing a core bond investment strategy and utilizing a team approach that exploits the collective wisdom of a highly qualified group of professionals. The Investment Policy Committee of Payden & Rygel (“IPC”), comprised of managing principals averaging a 15-year tenure with the firm, oversees the investment process.
     Set forth below are the portfolio managers of Payden & Rygel primarily responsible for the day-to-day management of the Fund’s assets.

			Years with	Business
Name	Title	Responsibilities	Firm	Experience
Brian W. Matthews	Managing Principal	Investment Policy Committee; Director, Core Bond Strategies Group	20	Payden & Rygel
Mary Beth Syal	Managing Principal	Senior Portfolio Manager	15	Payden & Rygel
Michael E. Salvay	Managing Director	Senior Core Bond Strategist	8	Payden & Rygel
David B. Vick	Strategist	Core Bond Strategist	3	Payden & Rygel

     Payden & Rygel’s investment management structure employs a team approach. As part of this process, the IPC relies upon two internal groups when formulating its investment policy. The first group, or the investment strategy group, is comprised of investment strategists and traders. The second group involved in the portfolio process, the portfolio management group, is comprised of professionals who have significant strategy and trading experience and/or have earned the CFA designation.
     Brian W. Matthews, CFA. As a member of the firm’s IPC and Director of the Core Bond Strategies Group, Mr. Matthews’ primary role is to develop a portfolio structure that reflects both the macro mandates of Payden & Rygel’s IPC and the securities that are available in the market. Together with the IPC, Mr. Matthews has discretion over major decisions such as duration or portfolio sector weights.
     Michael E. Salvay, CFA, Senior Core Bond Strategist and David Vick, Core Bond Strategist. Mr. Salvay, along with his team including in particular Mr. Vick, implements the policy approved by the IPC and within the context of individual client guidelines. Mr. Salvay and Mr. Vick and the appropriate sector specialists have the authority to pick individual securities within the authorized allocations. Mr. Salvay and Mr. Vick review all portfolio holdings on a regular basis.
     Mary Beth Syal, CFA, Senior Portfolio Manager. Ms. Syal focuses on client-related issues when structuring portfolios. As such, she is the main contact with the client. Ms. Syal is responsible for identifying and communicating client objectives, constraints, risk tolerances and time horizons to the investment strategy group. Because Payden & Rygel believes that client issues are as important as market issues, the interchange between the portfolio managers and portfolio strategists is critical. Ms. Syal reviews all portfolio holdings on a regular basis.
     Each of these individuals is currently and has been since Fund inception responsible for providing sub-advisory services to the Fund.
     SSgA Funds Management, Inc. (“SSgA FM”). State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900, serves as a Sub-Adviser for the Fund’s passive U.S. equity investments in accordance with the Fund’s investment objective, policies and restrictions. As compensation for its investment advisory services, the Fund pays SSgA FM monthly a fee based on average daily net assets of .08 of 1% of the first $50,000,000, .06 of 1% of the next $50,000,000, and .04 of 1% per annum thereafter. There is a minimum per annum fee of $50,000. SSgA FM is registered with the Commission as an investment adviser under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. As of March 31, 2006, SSgA FM had over $115.8 billion in assets under management. SSgA FM, State Street and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. With over $1.5 trillion under management as of March 31, 2006, SsgA provides complete global investment management services from offices in North America, South American, Europe, Asia, Australia and the Middle East. State Street, a 200-year old pioneer and leader in the world of financial services, is one of the largest providers of securities processing and recordkeeping services of U.S. mutual funds and pension funds.
     SSgA FM manages the Fund’s assets allocated to it using a team of investment professionals. The team approach is used to create an environment that encourages the flow of investment ideas. The portfolio managers within the team work together in a cohesive manner to develop and enhance techniques that drive the investment process for the respective investment strategy. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables the team to draw upon the resources of other groups within the firm. Each portfolio management team is overseen by the SSgA Investment Committee. Key professionals involved in the day-to-day portfolio management for the Portfolio include the following:
     David Chin. Mr. Chin is a Principal of SSgA and SSgA FM. He joined the firm in 1999 and is a member of the firm’s Global Structure Products Team. He is responsible for managing both U.S. and international funds. Prior to joining SSgA in 1999, Mr. Chin was a product analyst in the Analytical Services Group at Frank Russell Company. Mr. Chin has been working in the investment management field since 1992. Mr. Chin holds a BS in Management Information Systems from the University of Massachusetts/ Boston and an MBA from the University of Arizona.

     Kala S. Croce. Ms. Croce is a Principal of SSgA and SSgA FM. She joined the firm in 1995 and is a senior member of the firm’s Global Structured Products Team. Ms. Croce is responsible for managing both domestic and international equity index portfolios. Prior to joining SSgA in 1995, she worked in State Street Corporations’ Mutual Funds division in the United States, as well as in Canada and Germany. Ms. Croce holds a BS degree in Accounting from Lehigh University and an MBA degree in International Business from Bentley College. She is a member of the CFA Institute and the Boston Security Analysts Society. Ms. Croce is currently a Level III candidate of the Chartered Financial Analyst Program.
     Mr. Chin is currently and has been since Fund inception responsible for providing sub-advisory services to the Fund. Ms. Croce has also been responsible for providing sub-advisory services to the Fund since March 31, 2006.
     The SAI provides additional information concerning each of the Sub-Advisers’ named portfolio manager’s or portfolio managers’ compensation and other accounts managed by the portfolio managers. No portfolio manager of any Sub-Adviser owns any securities of the Fund because none of the portfolio managers are eligible to invest in the Fund.
General Partner
     Kiewit Investment Holdings Inc., a Delaware corporation, serves as the General Partner of the Fund. The General Partner is a wholly-owned subsidiary of Kiewit. The General Partner has retained only those rights, duties and powers to manage the affairs of the Fund that may not be delegated under Delaware law. All other rights, duties and powers to manage the affairs of the Fund have been delegated by the General Partner to the Board pursuant to the Partnership Agreement. The General Partner will be responsible, among other things, for: (1) executing and filing with the Office of the Secretary of State of the State of Delaware, the Certificate of Limited Partnership and any amendments thereto or restatements thereof required to be filed pursuant to Delaware law; (2) executing and filing any other certificates required to be filed on behalf of the Fund with the Office of the Secretary of State of the State of Delaware; (3) executing any amendments to or restatements of the Partnership Agreement, in accordance with the terms of the Partnership Agreement; and (4) performing any other actions that Delaware law requires be performed by a general partner of a limited partnership and that may not be performed by a delegate of a general partner. The General Partner may be removed in accordance with the Partnership Agreement, with or without cause, by a majority of the total number of votes eligible to be cast by all Limited Partners.
CAPITAL ACCOUNTS, ALLOCATIONS AND DISTRIBUTIONS
     The Fund establishes a capital account for each Limited Partner (a “Capital Account”). A Limited Partner’s capital contribution and share of items of income and gain will be credited to such Limited Partner’s Capital Account, and distributions and share of items of loss, deduction and expense will be debited from such Limited Partner’s Capital Account.
     The income, gain, loss, deduction and expense of the Fund will be determined and allocated as of the end of each fiscal period to reflect the economic interests of the Limited Partners. All items of income, gain, loss, deduction and expense generally will be allocated to the Limited Partners pro rata in accordance with their respective Units.
     The Fund intends to make annual distributions to Limited Partners for the payment of all or a portion of a Limited Partner’s income tax liabilities with respect to such Limited Partner’s share of the Fund’s net income and net gains. However, there may be situations in which a Limited Partner will be required to pay a substantial amount of tax in excess of the amount of cash that the Limited Partner has received from the Fund. All other non-liquidating distributions will be made to the Limited Partners pro rata in accordance with their Units. Upon liquidation of the Fund, any cash or other property available for distribution will be distributed to the Limited Partners pro rata in accordance with the positive balances in their respective Capital Account balances after taking into account all adjustments to Capital Accounts for all periods.
     The Fund plans to reinvest income from its investments or the proceeds from the sale of its investments, except with respect to amounts, as described above, that it distributes as tax distributions to Limited Partners or to repurchase Units. The Fund does not intend to make any distribution if, after making such distribution the liabilities of the Fund would exceed the fair value of the Fund’s assets. The Fund may make distributions in kind of its property.
     More detailed information concerning the Fund’s capital accounts, allocations and distributions is set forth in the Partnership Agreement.
ELIGIBLE INVESTORS
     In order for the Fund to qualify as an employees’ securities company, only employees and directors, and former employees, of Kiewit and its affiliated companies, Directors of the Fund, the foregoing persons’ immediate family members and Kiewit (or an entity controlled by Kiewit) may become Limited Partners and beneficially own Units. The term “immediate family member” shall mean those family members who may, pursuant to the 1940 Act, the rules and regulations thereunder, any order of the SEC, the interpretive positions of the staff of the SEC or industry practice, own Units of the Fund without jeopardizing the Fund’s status as an employees’ securities company. See “Distribution of Units.”
REPURCHASE OFFERS
     Units are not transferable except with the approval of the Fund. Therefore, to provide Limited Partners with a limited degree of liquidity, and the ability to receive net asset value on a disposition of Units, the Fund intends to offer semi-annually to repurchase outstanding Units pursuant to written tenders by Limited Partners. Repurchase Offers will be made at such times and on such terms as may be determined by the Board in its sole and absolute discretion, and generally will be offers to repurchase 5% to 25% of outstanding Units (currently anticipated to be 5%). Limited Partners may only submit tenders with respect to at least one whole Unit, except in the case of a Limited Partner that holds less than a whole Unit, who will be permitted to submit not less than all Units held by such Limited Partner.
     The Board intends to consider authorizing the Fund to offer to repurchase Units twice each year, as of the last business day of March and September. In making any determination to repurchase Units, the Board intends to consider the following factors, among others:
•	the liquidity of the Fund’s assets;

•	the investment plans and working capital requirements of the Fund;

•	the relative economies of scale with respect to the size of the Fund;

•	the history of the Fund in repurchasing Units or portions thereof;

•	the economic condition of the securities markets; and

•	the anticipated tax consequences of any proposed tender for Units.
     The Board may determine in it sole and absolute discretion to cancel any tender offer after commencement. In making any determination to cancel a tender offer, the Board will consider, among other factors:
•	the economic condition of the securities markets;

•	the effect on the Fund of completing the tender offer; and

•	whether completing any tender offer may present an unacceptable risk that the Fund’s status as a partnership for U.S. federal income tax purposes may be adversely affected.
     Notice of each tender offer will be provided to each Limited Partner describing the terms of the offer, and containing information that Limited Partners should consider in deciding whether to tender Units for repurchase.

The Board of Directors approved making a tender offer to acquire 5% of the Units of the Fund at the Fund’s net asset value as of the end of the tender offer period on March 31, 2006. In this tender offer, a total of 25.666 Units were validly tendered by Limited Partners of the Fund and accepted for payment by the Fund at a price of $15,984.27 per Unit, the net asset value per Unit determined as of March 31, 2006.
     When Units are repurchased by the Fund, Limited Partners will generally receive cash distributions equal to the net asset value of the Units (or portion thereof) repurchased, determined as of the date set forth in the notice to Limited Partners. However, in the sole and absolute discretion of the Fund, the repurchase price of Units may be paid by the in-kind distribution of securities held by the Fund, or partly in cash and partly in-kind. The Fund does not expect to distribute securities in-kind except in unusual circumstances.
     Repurchases will be effective after receipt and acceptance by the Fund of written tenders of Units from Limited Partners.
Repurchase Procedures
     Prior to the commencement of any tender offer, the Fund will send a notification of the proposed offer to Limited Partners (the “Tender Notice”). Under the Partnership Agreement, each Limited Partner agrees to inform the Fund in the form and manner specified by the Fund in the Tender Notice, no later than 60 days prior (the “Notification Deadline”) to the date the repurchase price will be determined (the “Valuation Date”), that the Limited Partner intends to participate in the upcoming Repurchase Offer and that the Limited Partner will not tender Units for repurchase in any Repurchase Offer if the Limited Partner has not so informed the Fund of his or her intention to participate in the Repurchase Offer on or before the Notification Deadline. In addition to specifying the Notification Deadline Date, the Tender Notice will state:
•	the percentage of Units that the Fund expects to offer to repurchase (which is expected to be 5%),

•	the date the repurchase price will be determined (the “Valuation Date”) (which is expected to be the last business day of each of March and September),

•	the date by which Limited Partners will receive the proceeds for their Units (the “Repurchase Payment Date”), and

•	the net asset value per Unit no more than seven days prior to the date of the Tender Notice.
     The Fund will generally pay the net asset value of the Units repurchased as soon as practicable after the Valuation Date. The amount that a Limited Partner may expect to receive on the repurchase of the Limited Partner’s Units will be the net asset value of the Limited Partner’s Units determined on the Valuation Date.
     The repurchase of Units by the Fund may be a taxable event to Limited Partners. For a discussion of these tax consequences, see the SAI under the heading “Certain U.S. Federal Income Tax Considerations.”
REDEMPTIONS AND TRANSFERS
No Right of Redemption by Limited Partners; Lack of Liquidity
     No Limited Partner will have the right to require the Fund to redeem any Unit or portion thereof and no Limited Partner may withdraw any capital from the Fund. There is no public market for Units, and none will be allowed to develop. Units are not transferable except as described below, and only with proper notice to the Board or its designee. Any transfer of Units in violation of the Partnership Agreement will not be permitted and will be void.
     Under the Partnership Agreement, each Limited Partner agrees to indemnify and hold harmless the Fund, the General Partner, each Director and officer of the Fund and each other Limited Partner (and any successor or assign of any of the foregoing) from and against all losses, claims, damages, liabilities, costs and expenses (including losses, claims, damages, liabilities, costs and expenses of any judgments, fines and amounts paid in settlement and related legal and other expenses), joint or several, to which these persons may become subject by reason of or arising from any transfer made by such Limited Partner in violation of the Partnership Agreement or any misrepresentation made by such Limited Partner in connection with any purported transfer. A similar indemnification will be required to be made by any proposed transferee of Units.
Permitted Transfers
     The Partnership Agreement contains significant restrictions on the transfer of Units. No Limited Partner will be permitted to transfer Units except in accordance with the Partnership Agreement and with the approval of the Fund, and any purported transfer not permitted by the Partnership Agreement will be void and of no effect.
     Transfers to Immediate Family Members. The Board has determined that, subject to the requirements of the Partnership Agreement, including a 45 calendar day notice requirement, the Fund will approve the transfer, at the end of a calendar quarter, of Units by a Limited Partner who is or previously was a full-time employee, or who is a Director of Kiewit or the Fund, having an aggregate net asset value of not less than $25,000 only to such Limited Partner’s immediate family members who are eligible to own Units. Transfers of less than that amount will generally not be permitted. Currently, the Fund does not intend to adopt any restrictions with respect to the frequency that transfers to immediate family members are permitted. However, it may do so in the future if the Board determines it is in the best interests of the Fund to do so.
     The Fund does not intend to approve transfers, other than as set forth above, except in extraordinary circumstances. Transfer restrictions will be strictly applied. Upon the death of a Limited Partner, Units will generally not be repurchased by the Fund except in the event Units are transferred to a person not eligible to own Units.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS
     The following discussion, which is based on the advice of Willkie Farr, describes the tax status of the Fund. The discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations, judicial authorities, published positions of the Internal Revenue Service (the “IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). No ruling has been or will be sought from the IRS regarding the tax status of the Fund. Except as set forth below, Willkie Farr has not rendered any legal opinion regarding any tax consequences relating to the Fund or an investment in the Fund. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below. Prospective investors must consult their own tax advisors as to the U.S. federal income tax consequences of acquiring, holding and disposing of Units, as well as the effects of state, local and non-U.S. tax laws. For summaries of certain U.S. federal income tax considerations and Canadian federal income tax considerations, which are based upon the advice of, respectively, Willkie Farr and Blake, Cassels & Graydon LLP, prospective investors should refer to the SAI under the heading “TAXES.”
     The Fund has received an opinion from Willkie Farr, to the effect that, under current law and based on certain assumptions and representations, the Fund will be treated as a partnership and not as a “publicly traded partnership” that is treated as a corporation for U.S. federal income tax purposes. The opinion of Willkie Farr is not binding on the IRS or any court.
     A limited partnership (such as the Fund) that has registered under the 1940 Act would be treated as a corporation for U.S. federal income tax purposes if it were to become a publicly traded partnership. A publicly traded partnership is a partnership the interests of which are either traded on an established securities market or readily tradable on a secondary market (or the substantial equivalent thereof). The Fund has represented to Willkie Farr that, among other things, neither it, nor any affiliate thereof, will participate in the establishment of an established securities market or secondary market (or the substantial equivalent thereof) for this purpose.
     In addition, the Partnership Agreement imposes significant restrictions on transfers of Units. By purchasing a Unit, each Limited Partner agrees to indemnify and hold harmless the Fund, the General Partner, each officer of the Fund and each other Limited Partner (and any successor or assign of any of the foregoing) from and against all losses, claims, damages, liabilities, costs and expenses (including losses, claims, damages, liabilities, costs and expenses of any judgments, fines and amounts paid in settlement and related legal and other expenses), joint or several, to which these persons may become subject by reason of or arising from any transfer made by such Limited Partner in violation of the Partnership Agreement or any misrepresentation made by such Limited Partner in connection with any purported transfer. A similar indemnification will be required to be made by any proposed transferee of Units.
     Willkie Farr’s opinion as to the treatment of the Fund as a partnership for U.S. federal income tax purposes is based on, among other things, the maintenance of factual conditions (including those underlying the representations of the Fund), the continuation of which cannot be assured. Willkie Farr has not been asked to render a Fund tax status opinion.
     If the Fund were treated as a publicly traded partnership or otherwise treated as a corporation for U.S. federal income tax purposes, material adverse consequences for Limited Partners would result. The Fund would be subject to tax on its income at corporate tax rates without a deduction for any distribution to Limited Partners, thereby materially reducing the amount of any cash available for distribution to Limited Partners. In addition, the Limited Partners would be treated as stockholders of a corporation for U.S. federal income tax purposes. Thus, capital gains and losses and other income and deductions of the Fund would not be passed through to Limited Partners, and all distributions by the Fund to Limited Partners would be treated as dividends, return of capital and/or gains.
CAPITALIZATION
     The following table shows the number of authorized and outstanding Units as of March 31, 2006.

	Number of	Number
	Authorized	Outstanding
Units	Unlimited	9,967.751
Control Person(s)
     Kenneth E. Stinson, Kiewit Plaza, Omaha, NE 68131, may be deemed to be a control person of the Fund by virtue of ownership of approximately 33.441% (which includes .06% of the Fund’s outstanding Units owned beneficially by Mr. Stinson’s children) of the Funds’ outstanding Units as of March 31, 2006.
FUND EXPENSES
     The Fund bears its own expenses including, but not limited to: fees paid to the Adviser or Sub-Advisers; fees for investor services; any taxes; investment-related expenses incurred by the Fund (e.g., interest on indebtedness (if any), fees for data and software providers, research expenses, professional fees (including without limitation expenses of consultants and experts) relating to investments); fees and expenses for administration, accounting and custody services; fees and expenses of certain Directors and officers; fees and expenses of Fund counsel, costs associated with the registration of the Fund, including the costs of compliance with federal and state laws; costs and expenses of holding meetings of the Board and meetings of Limited Partners, including costs associated with preparation and dissemination of proxy materials; costs and expenses of issuing new Units (other than the fees of the Investment Professional and the Distributor) and making repurchase offers; the costs of a fidelity bond and any liability insurance obtained on behalf of the Fund, the General Partner or the Board; and such other expenses as may be approved by the Board. In addition, the Fund indirectly bears expenses charged by Portfolio Funds, including management fees and performance fees and allocations.
     The Fund will bear all expenses associated with this offering other than the fees of the Investment Professional and the Distributor, which will be borne by Kiewit.
DISTRIBUTION OF UNITS
     Units will be continuously offered hereby on a best efforts basis through the Distributor until June 30, 2006. Units will be offered at the current net asset value on June 28, 2006. Investors will not be charged any sales charges on their purchases of Units. Units will be offered to full-time employees and directors of Kiewit or an affiliated company of Kiewit and certain former full-time employees of Kiewit or an affiliated company of Kiewit, who are or previously were Kiewit Stockholders, and to Directors. The minimum investment in this offering is $5,000, which minimum may be modified by the Fund from time to time. The Fund intends to offer Units to be issued on the last business day of each June and December at the then-current net asset value per Unit. No sales loads or other charges will be charged on purchases of Units in this or any subsequent offering. The Fund reserves the right to withdraw, cancel or modify the offering and to reject any subscription in whole or in part. Funds transmitted by subscribers to the Fund for investment in the Fund prior to the closing date of any offering of Units will be deposited in a non-interest bearing escrow account with J.P. Morgan Investor Services Co. pending closing. Kiewit will pay the Distributor and the Investment Professional for their services in the offering of Units. The Fund will pay all other expenses of this offering, which include in general the expenses of preparing and printing this registration statement and prospectus, registration fees and fees and expenses of counsel, among other things.
     Before any prospective investor may invest in the Fund, the Fund will require a certification from the investor that he or she is eligible to own Units and meets other requirements for investment, that the investor will not transfer his, her or its Units except in accordance with the Partnership Agreement and that the prospective investor is aware of the availability of the Investment Professional for personal consultation without charge to the potential investor or the Fund and that the potential investor had the opportunity to consult with the Investment Professional to the extent that he or she deemed appropriate.

CALCULATION OF NET ASSET VALUE
     The net asset value of the Fund is determined as of the close of business on the last business day of each fiscal quarter in accordance with the procedures described below or as may be determined from time to time in accordance with the valuation policies and procedures adopted by the Board. The net asset value of the Fund may also be calculated in connection with the Fund’s Repurchase Offers. The Fund’s net asset value is the value of the Fund’s total assets less its liabilities. In computing net asset value, securities and assets of the Fund will be valued at market value, if market quotations are readily available, or will be valued at fair value as determined in accordance with procedures adopted by the Board. Expenses of the Fund and its liabilities (including the amount of any borrowings) are taken into account for purposes of computing net asset value. The Board has approved procedures pursuant to which the Fund values its investments in Portfolio Funds at fair value. As a general matter, the fair value of the Fund’s interest in a Portfolio Fund will represent the amount that the Fund believes it reasonably could expect to receive in a current sale to a third party or from a Portfolio Fund if the Fund’s interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. The Fund’s valuation procedures require the Adviser to consider all relevant information available at the time the Fund values its portfolio, including the most recent final or estimated value reported by the Portfolio Funds, as well any other relevant information available at the time the Fund values its portfolio. The Adviser will consider such information, and may conclude in certain circumstances that the information provided by the Portfolio Manager of a Portfolio Fund does not represent the fair value of the Fund’s interest in the Portfolio Fund.
     Prior to investing in any Portfolio Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the Portfolio Fund. The Fund will only invest in a Portfolio Fund if, as a general matter, the Portfolio Fund utilizes market values when available, and otherwise utilizes principles of fair value that the Adviser reasonably believes to be consistent with those used by the Fund for valuing its own investments. Although the procedures approved by the Board provide that the Adviser will review the valuations provided by the Portfolio Managers to the Portfolio Funds, neither the Adviser nor the Board will be able to confirm independently the accuracy of valuations provided by such Portfolio Managers (which generally are unaudited).
     The valuations reported by the Portfolio Managers of the Portfolio Funds may not be current and are typically subject to later adjustment, based on information reasonably available at that time. Because more current valuations or adjustments or revisions, whether increasing or decreasing the net asset value of the Fund at the time they occur, relate to information available only at the time of the more recent valuations or the adjustment or revision, the adjustments or revisions will not affect the amount of the repurchase proceeds of the Fund received by Limited Partners who had their Units repurchased based on a valuation of the Portfolio Fund prior to the time such new information becomes available. As a result, to the extent that such subsequently adjusted valuations from the Portfolio Managers or revisions to net asset value of a Portfolio Fund adversely affect the Fund’s net asset value, the outstanding Units will be adversely affected by prior repurchases to the benefit of Limited Partners who had their Units repurchased at a net asset value higher than the adjusted amount. Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations will be entirely for the benefit of the outstanding Units and to the detriment of Limited Partners who previously had their Units repurchased at a net asset value lower than the adjusted amount. The same principles apply to the purchase of Units. New Limited Partners may be affected in a similar way.
ADDITIONAL INFORMATION REGARDING THE PARTNERSHIP AGREEMENT
Amendment of the Partnership Agreement
     The Partnership Agreement may generally be amended, in whole or in part, with the approval of the Board and without the approval of the Limited Partners unless the approval of Limited Partners is required by the 1940 Act or otherwise. Certain amendments to the Partnership Agreement involving capital accounts and allocations to those accounts may not be made without the written consent of any Limited Partner adversely affected by the amendments or unless each Limited Partner has received written notice of the amendment and any Limited Partner objecting to the amendment has been allowed a reasonable opportunity (pursuant to any procedures as may be prescribed by the Board) to tender his or her Units for repurchase by the Fund.

Term, Dissolution and Liquidation
     The term of the Fund is indefinite; however, the Fund will be dissolved and terminated under the circumstances described below.
     The Fund shall be dissolved upon the occurrence of any of the following: (i) the election by the Board to dissolve the Fund prior to the expiration of its terms, subject, to the extent required by the 1940 Act, to the consent of the Limited Partners; (ii) voluntary bankruptcy, liquidation or other dissolution of the Fund; (iii) the sale or other disposition at any one time of all or substantially all of the assets of the Fund; or (iv) dissolution required by operation of law. Limited Partners do not have the power to effect the dissolution of the Fund.
     Upon dissolution of the Fund, the Board shall select a liquidator. Assets of the Fund shall be liquidated as promptly as possible in a manner reasonably designed to maximize proceeds to the Fund. The liquidator shall then wind up the affairs of the Fund and distribute the proceeds of the Fund by the end of the calendar year of the liquidation (or, if later, within 90 days after the date of such liquidation) in the following order or priority: (i) to the payment of the expenses of liquidation and to creditors (including Limited Partners who are creditors, to the extent permitted by law) in satisfaction of liabilities of the Fund in the order of priority as provided by law; (ii) to the setting up of any reserves that the liquidator may deem necessary or appropriate for any anticipated obligations or contingencies of the Fund or of the liquidator arising out of or in connection with the operation or business of the Fund, which reserves may be paid over by the liquidator to an escrow agent or trustee proposed and approved by the liquidator to be disbursed by such escrow agent or trustee in payment of any of the Fund’s obligations or contingencies and then distributed by such escrow agent or trustee in the manner hereinafter provided; (iii) to the Limited Partners or their legal representatives in accordance with the positive balances in their respective Capital Accounts, as determined after taking into account all adjustments to Capital Accounts for all periods.
     After liquidation, the liquidator shall comply with any requirements of Delaware law pertaining to the winding up of a limited partnership, at which time the Fund shall stand terminated.
Liability of Investors
     Limited Partners will be members of a limited partnership as provided under Delaware law. Under Delaware law and the Partnership Agreement, a Limited Partner will not be liable for the debts, obligations or liabilities of the Fund solely by reason of being a Limited Partner, except that the Limited Partner may be obligated to make capital contributions to the Fund to repay any funds wrongfully distributed to the Limited Partner.
     Neither the General Partner, the Fund nor the Board, nor any Director, officer, employee or agent of the Partnership, shall have any power to bind personally any Limited Partner, nor, except as specifically provided in the Partnership Agreement, to call upon any Limited Partner for the payment of any sum of money or assessment whatsoever, other than such as the Limited Partner may at any time personally agree to pay.
Limitation of Liability, Indemnification
     The Partnership Agreement provides that the liability of the General Partner, Directors, employees and officers of the Fund shall be limited to the maximum extent permitted by Delaware law and the 1940 Act. The Partnership Agreement also contains provisions for the indemnification by the Fund, to the extent permitted by law, of employees, officers, Directors, and the General Partner, but not by the Limited Partners individually, against any liability and expense to which any of them may be liable in any way relating to or arising out of, or alleged to relate to or arise out of, any action or inaction on their part or the part of the Fund or otherwise in connection with the business or affairs which arises in connection with the performance of their activities on behalf of the Fund; provided that the Fund shall not be liable to any such employee, officer, Director or the General Partner for any portion of any liabilities which results from such person’s willful misfeasance, bad faith or gross negligence in the performance of his or her duties or by reason of his or her reckless disregard of his or her obligations and duties.

Repurchases of Units
     The Partnership Agreement provides that the Fund may repurchase Units held by a Limited Partner: (i) in the event of any attempted unauthorized transfer of Units by the Limited Partner, (ii) in the event that the Fund determines that the continued participation in the Fund by the Limited Partner could jeopardize the tax or regulatory status of the Fund or otherwise harm the Fund or other Limited Partners, (iii) in the event of any breach of the Partnership Agreement by the Limited Partner, or (iv) if the Board determines that it is in the best interest of the Fund or Limited Partners to do so.
Power of Attorney
     Each Limited Partner, by its execution of the Partnership Agreement (or the subscription agreement) will appoint the General Partner, the Directors and officers and the Adviser as such Limited Partner’s agent and attorney-in-fact, with full power of substitution and full power and authority to make, execute, sign, acknowledge, swear to, record and file the following documents and instruments in accordance with the other provisions of the Partnership Agreement: (i) the Partnership Agreement and a Certificate of Limited Partnership, a Certificate of Doing Business Under Fictitious Name and any other instrument or filing which the Board or the officers of the Fund consider necessary or desirable to carry out the purposes of the Partnership Agreement or the business of the Fund or that may be required under the laws of any state or local government, or of any other jurisdiction; (ii) all certificates required or desirable in connection with distributions by the Fund to the Limited Partners and other certificates and instruments deemed advisable by any Director or officer of the Fund or the Adviser to carry out the provisions of the Partnership Agreement and any applicable law; (iii) any and all amendments, restatements, cancellations, or modifications of the instruments described therein; (iv) any and all instruments related to the admission, removal, or withdrawal of any Limited Partner; (v) all documents and instruments that may be necessary or appropriate to effect the dissolution and termination of the Fund, pursuant to the terms of the Partnership Agreement; (vi) all conveyances and other instruments or papers deemed advisable by the Board, including those to effect a termination of the Fund and those to effect a transfer permitted by the Partnership Agreement of all or a part of such Limited Partner’s Units, or a repurchase of all or part of a Limited Partner’s Units; and (vii) all other instruments, documents or papers which may be required or permitted by law to be filed on behalf of the Board or the Fund and which are of a ministerial or administrative nature.
Reports to Limited Partners
     The Fund will furnish to Limited Partners quarterly statements regarding the net asset value of Units, transaction activity with respect to their Units, Fund performance information and the Fund’s quarter-end asset allocation. In addition, the Fund will furnish to Limited Partners as soon as practicable after the end of each of its taxable years such information as is necessary for them to complete U.S. federal, state and local income tax returns, along with any other tax information required to be provided by the Fund by law, or reasonably requested by a Limited Partner. In the Fund’s semi-annual reports to Limited Partners, commencing with the report for the annual period ended March 31, 2006, the Fund will provide the estimated tax characteristics applicable to the Units. The Fund anticipates, however, that it will be delayed in providing tax information to Limited Partners in time for them to timely file their tax returns by the normal due dates. Therefore, Limited Partners will likely be required to seek extensions on the time to file their tax returns. An extension of time for filing Canadian personal income tax returns is currently not available. The Fund anticipates sending to Limited Partners an unaudited semi-annual and an audited annual report within 60 days after the close of the period covered by the report, or as otherwise required by the 1940 Act. The Fund will not be obligated to provide to Canadian Limited Partners all information with respect to the Fund that may be necessary to enable them to complete their Canadian tax returns, and accordingly, Canadian Limited Partners may have to complete their Canadian tax returns on an estimated basis. However, the Fund, in the Board’s sole and absolute discretion, may respond to reasonable requests by Canadian Limited Partners for information beyond that which the Fund routinely provides to the extent that it can be provided without significant effort or expense. The Fund does not intend to report a distribution yield to Limited Partners.
Tax and Fiscal Year
     For accounting purposes, the Fund’s fiscal year is the 12-month period ending on March 31. For tax purposes, the taxable year of the Fund is the 12-month period ending December 31 of each year.

Voting Rights
     Each Limited Partner will have the right to cast a number of votes based on the Limited Partner’s Units (or fraction thereof) at any meeting of Limited Partners called by the Board. Limited Partners will be entitled to vote on any matter on which shareholders of a registered investment company would be entitled to vote, except as otherwise provided by the Exemptive Order, to the extent that voting by security holders is required by the 1940 Act. These matters include the right to elect Directors, any change in the fundamental investment policies of the Fund, but do not include (among other things) the right to vote on changes to the Advisory Agreement or the right to vote on new, or changes to any other, investment advisory agreements. Limited Partners will not be entitled to participate in the management or control of the Fund’s business, and may not act for or bind the Fund.
GENERAL INFORMATION
Accounting and Administrative Services
     Under the terms of an administration agreement with the Fund, J.P. Morgan Investor Services Co. will provide certain tax, accounting and administrative services to the Fund, including, among others: providing office space and other support services and personnel as necessary to provide such services to the Fund; supervising the entities retained by the Fund to provide investor services and custody services; handling Limited Partner inquiries regarding the Fund, including but not limited to questions concerning their investments in the Fund and capital account balances; preparing or assisting in the preparation of various reports, communications and regulatory filings of the Fund; monitoring the Fund’s compliance with federal and state regulatory requirements (other than those relating to investment compliance); coordinating and organizing meetings of the Board and meetings of Limited Partners and preparing related materials; and maintaining and preserving certain books and records of the Fund. In consideration for these services, the Fund will pay J.P. Morgan Investor Services Co. a fee of $26,500 plus reimbursement of certain out of pocket expenses as of the last day of each month. The Fund will also pay J.P. Morgan Investor Services Co. a fee of approximately $2,900 a month for tax services, which fee may vary with the number of the Fund’s Limited Partners. The principal business address of J.P. Morgan Investor Services Co. is 73 Tremont Street, Boston, MA 02108.
Custody Services
     JPMorgan Chase Bank, an affiliate of J.P. Morgan Investor Services Co., serves as the Fund’s custodian and maintains custody of the Fund’s assets. The principal business address of JPMorgan Chase Bank is 3 Chase Metrotech Center, Brooklyn, NY 11245. In consideration of these services, the Fund will pay JPMorgan Chase Bank a monthly fee of $2,917 plus reimbursement for certain out-of-pocket expenses as of the last day of each month.
Independent Registered Public Accountants
     KPMG LLP is the independent registered public accountant of the Fund. KPMG LLP is located at 99 High Street, Boston, MA 02119.
Legal Matters
     The validity of the Units offered hereby and certain other matters has been passed upon for the Fund by Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, NY 10019.
     The discussion under the heading “Certain U.S. Federal Income Tax Considerations” in this Prospectus and “TAXES” in the SAI has been passed upon by Willkie Farr & Gallagher LLP. The discussion under the heading “Taxes — Certain Canadian Federal Income Tax Considerations” in the SAI has been passed upon by Blake, Cassels & Graydon LLP, Canadian tax counsel to the Fund.

     Kiewit has retained Linsco Private Ledger Corp., through its investment adviser representatives at Carson Wealth Management Group (the “Investment Professional”), to be available to consult with each potential investor in the Fund. Prior to making a decision to invest in the Fund, you are strongly encouraged to consult to the full extent you feel appropriate with the Investment Professional concerning the potential benefits and risks of investing in the Fund and concerning the appropriateness of an investment in the Fund in light of your particular circumstances. The fees and expenses of the Investment Professional are being paid by Kiewit and neither you nor the Fund will be charged for your consultations with the Investment Professional. Prospective investors may contact the Investment Professional between June 1 and June 28, 2006 from 7:00 a.m. to 6:00 p.m. (Central Time) Monday through Friday. The Investment Professional’s name and address are Carson Wealth Management Group, 101 South 108th Avenue, 3rd Floor, Omaha, Nebraska 68154, and its telephone number is (877) 754-3948.
PROSPECTUS
KIEWIT INVESTMENT FUND LLLP
UNITS OF LIMITED PARTNERSHIP INTEREST
Where To Go For More Information About Kiewit Investment Fund LLLP
Customer Service
Telephone:
(800) 443-4306 7:00 a.m. - 5:00 p.m. (Central Time) Monday - Friday
Mail:
Kiewit Investment Fund LLLP
P.O. Box 182913
Columbus, Ohio 43218-2913
E-mail:
kifinfo@bisys.com
World Wide Web
www.kiewitinvestmentfund.com
Statement of Additional Information (SAI)
The SAI provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund at the Public Reference Room of the Securities and Exchange Commission or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549 (1-202-551-8090). You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC’s website at http://www.sec.gov.
Annual/Semiannual Reports to Limited Partners
Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to Limited Partners.

Subject to Completion, dated May 2, 2006
KIEWIT INVESTMENT FUND LLLP
73 Tremont Street
Boston, MA 02108
Tel. No. (800) 443-4306
STATEMENT OF ADDITIONAL INFORMATION
     This Statement of Additional Information (the “SAI”) dated [June 1], 2006 relating to Units of the Fund does not constitute a prospectus, but should be read in conjunction with the Fund’s prospectus (the “Prospectus”) relating thereto dated [June 1], 2006, and as it may be supplemented. This SAI does not include all information that a prospective investor should consider before purchasing Units, and investors should obtain and read the Fund’s Prospectus prior to purchasing such Units. A copy of the Fund’s Prospectus may be obtained without charge by calling (800) 443-4306 or by writing to the Fund’s transfer agent at P.O. Box 182913, Columbus, Ohio 43218-2913. Prospective investors may also obtain a copy of the Fund’s Prospectus on the Securities and Exchange Commission’s web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

INVESTMENT POLICIES	B-3

INVESTMENT ADVISORY AND OTHER SERVICES	B-28

MANAGEMENT	B-37

POTENTIAL CONFLICTS OF INTEREST	B-41

TAXES	B-42

BROKERAGE	B-53

GENERAL INFORMATION	B-54

FINANCIAL STATEMENTS	B-55

Annex A -	Offitt Hall Capital Management LLC Proxy Voting Policies and Procedures	A-1

Annex B -	Pzena Investment Management, LLC Proxy Voting Policies and Procedures	B-1

Annex C -	State Street Global Advisors Proxy Voting Policy	C-1

Annex D -	Payden & Rygel Proxy Voting Policy	D-1

INVESTMENT POLICIES
     The investment objective of the Fund is capital growth with consideration to consistency of returns. The Fund’s investment objective is fundamental and may not be changed by the Fund’s Board of Directors without Limited Partner approval.
Fundamental Investment Policies
     Described below are the Fund’s fundamental investment policies, which may not be changed without the approval of the holders of a majority of the outstanding Units.
     (1) The Fund may borrow and issue senior securities to the extent permitted under the 1940 Act. If the Fund were to engage in borrowings or issuing senior securities, it would be required to comply with the asset coverage requirements of Section 18 of the 1940 Act. In the case of borrowings or a class of senior securities representing indebtedness, the Fund would generally need to maintain an asset coverage requirement (i.e., total assets over liabilities) of 300%. In the case of a class of senior securities that are stock, an asset coverage requirement of 200%.
     (2) The Fund will not act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.
     (3) The Fund will not concentrate its investments in a particular industry or group of industries.
     (4) The Fund may invest in real estate to the extent permitted under the 1940 Act.
     (5) The Fund will not be a commodity pool and will not operate in a manner that would require the Fund to register as a commodity pool operator within the meaning of the Commodity Exchange Act, as amended (“Commodities Act”); provided that, subject to the limitation set forth above, the Fund may from time to time invest a portion of its assets in commodity pools engaged in the purchase or sale of commodities, commodities contracts or oil, gas, timber or mineral programs; provided further that the Fund may purchase, sell or enter into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instrument, including swap agreements and other derivative instruments for bona fide hedging transactions and as otherwise permitted by applicable provisions of federal securities or commodities laws such that the Fund will not be required to register as a commodity pool operator within the meaning of the Commodities Act.
     (6) The Fund may make loans to the extent permitted under the 1940 Act.
     (7) The Fund may engage in short sales, the purchase of securities or other assets on margin, or purchase or sell put or call options to the extent permitted under the 1940 Act.
     For purposes of the foregoing, “majority of the outstanding Units,” means (i) 67% or more of Units present at a meeting, if the holders of more than 50% of Units are present or represented by proxy, or (ii) more than 50% of the Units, whichever is less. In addition, in determining whether an action is permitted under the 1940 Act, the Fund will consider the 1940 Act, the rules and regulations thereunder, any order of the SEC, the interpretive positions of the staff of the SEC or industry practices.
     Unless otherwise indicated, all limitations applicable to the Fund’s investments (as stated above and elsewhere in this SAI) apply only at the time a transaction is entered into. Any subsequent change in the percentage of the Fund’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Fund’s total assets, will not require the Fund to dispose of an investment until the Fund’s investment adviser determines to do so.
     Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.
     The Fund would be deemed to “concentrate” in a particular industry if it invested more than 25% of its total assets in that industry. The Fund’s industry concentration policy does not preclude it from focusing investments in issuers in a group of related industrial sectors.
     The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to exemptive order of the SEC.
     For purposes of the Fund’s investment restrictions and investment limitations under the 1940 Act, the Fund will consider assets of the Fund allocated directly to Sub-Advisers. Portfolio Funds in which the Fund invests, however, are not subject to the Fund’s investment restrictions and, unless registered under the 1940 Act, are generally not subject to any investment limitations under the 1940 Act.
Additional Significant Investment Policies, Techniques and Risks
     The following information supplements the discussion of the Fund’s investments and related risk factors set forth in the Prospectus. Although the Fund does not currently anticipate investing in each of the securities and investments listed below, the Fund, directly in the case of Fund assets allocated to Sub-Advisers for investment management, or indirectly in the case of Fund assets invested in Portfolio Funds, may invest in the securities and investments set forth below, subject to any limitations of the Fund’s fundamental and other investment policies discussed in this SAI or the Prospectus.
     Equity Securities. Investments in equity securities will include, among other securities, common stock traded on an exchange or in the over-the-counter market, preferred stocks, warrants, rights, convertible securities, depositary receipts, trust certificates, real estate investment trusts, limited partnership interests, equity-linked debt securities and shares of other investment companies. Historical trends would indicate that substantial exposure to equity securities results, at times, and over time, to higher levels of volatility and market and issuer-specific risk than investments exclusively or substantially in fixed income securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security. Also, the prices of equity securities, particularly common stocks, are sensitive to general movements in the stock market.
     Preferred Stocks. Investments in equity securities will include, among other securities, preferred stock, which is a class of stock having a preference over common stock as to dividends or upon liquidation. Although preferred stock may be considered a form of fixed income securities, a preferred stockholder is a shareholder in the company and not a creditor of the company, as is a holder of the company’s debt obligations. Dividends paid to preferred stockholders are distributions of the earnings or other surplus of the company and not interest payments, which are expenses of the company.
     Preferred stocks may pay fixed or adjustable rates of return. The value of a company’s preferred stock may fall as a result of factors relating directly to that company’s products or services. A preferred stock’s value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of preferred stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.
     Fixed Rate and Sinking Fund Preferred Stocks. Some fixed rate preferred stocks are known as perpetual preferred stocks, which offer a fixed return with no maturity date. Because they never mature, perpetual preferred stocks act like long-term bonds and can be more volatile than other types of preferred stocks that have a maturity date and may have heightened sensitivity to changes in interest rates. These preferred stocks also offer a fixed return, but have a maturity date and are retired or redeemed on a predetermined schedule. The shorter duration of sinking fund preferred stocks makes them perform somewhat like intermediate-term bonds and they typically have lower yields than perpetual preferred stocks.
     Adjustable Rate and Auction Preferred Stocks. Typically, the dividend rate on an adjustable rate preferred stock is determined prospectively each quarter by applying an adjustment formula established at the time of issuance of the stock. Although adjustment formulas vary among issues, they typically involve a fixed premium or discount relative to rates on specified debt securities issued by the U.S. Treasury. Typically, an adjustment formula will provide for a fixed premium or discount adjustment relative to the highest base yield of three specified U.S. Treasury securities: the 90-day Treasury bill, the 10-year Treasury note and the 20-year Treasury bond. The premium or discount adjustment to be added to or subtracted from this highest U.S. Treasury base rate yield is fixed at the time of issue and cannot be changed without the approval of the holders of the stock. The dividend rate on other preferred stocks in which the Fund or a Portfolio Fund may invest, commonly known as auction preferred stocks, is adjusted at intervals that may be more frequent than quarterly, such as every 49 days, based on bids submitted by holders and prospective purchasers of such stocks and may be subject to stated maximum and minimum dividend rates. The issues of most adjustable rate and auction preferred stocks currently outstanding are perpetual, but are redeemable after a specified date at the option of the issuer. Certain issues supported by the credit of a high-rated financial institution provide for mandatory redemption prior to expiration of the credit arrangement. No redemption can occur if full cumulative dividends are not paid. Although the dividend rates on adjustable and auction preferred stocks are generally adjusted or reset frequently, the market values of these preferred stocks may still fluctuate in response to changes in interest rates. Market values of adjustable preferred stocks also may substantially fluctuate if interest rates increase or decrease once the maximum or minimum dividend rate for a particular stock is approached.
     Synthetic Convertible Securities. Synthetic convertible securities differ from convertible securities in certain respects. Unlike a true convertible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its debt component and its convertibility component. Synthetic convertible securities can be variable or fixed rate instruments. For these reasons, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.
     Other Investment Companies. The 1940 Act imposes certain restrictions on investments in other investment companies. The Fund may not invest more than 5% of its total assets in securities issued by another investment company; and the Fund may not invest more than 10% of its total assets in securities issued by other investment companies provided, that, the foregoing restrictions do not apply if the Fund purchases not more than 3% of the total outstanding voting stock of any other investment company and the Fund generally votes securities of such investment companies in accordance with instructions of Limited Partners. These limitations do not apply to the purchase of shares of any investment company (i) in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company or (ii) pursuant to any exemption granted under the 1940 Act.
     Index-Related Securities (“Equity Equivalents”) (Dividend and Income and Convertible Funds). These investment companies may invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index. Such Equity Equivalents include, among others, DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or Standard & Poor’s Depositary Receipts (interests in a portfolio of securities that seeks to track the performance of the S&P 500 Index), WEBS or World Equity Benchmark Shares (interests in a portfolio of securities that seeks to track the performance of a benchmark index of a particular foreign country’s stocks), and the Nasdaq-100 Trust (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indices as well as the securities that make up those indices. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.
     Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for Fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying the Fund’s assets across a broad range of equity securities.
     The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an Equity Equivalent could adversely affect the liquidity and value of the shares of the funds investing in such instruments.
     Fixed Income Securities. Many debt securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although an investor would typically receive a premium if an issuer were to redeem a security, if an issuer exercises such a “call option” and redeems the security during a time of declining interest rates, an investor may realize a capital loss on its investment if the security was purchased at a premium and the investor may have to replace the called security with a lower yielding security, resulting in a decreased rate of return. Conversely, during periods of rising interest rates, redemption or prepayment rates may slow, leading to an extension in the expected maturity of the obligation, leading to greater price volatility.
     Corporate Debt Obligations. Corporate Debt Obligations are debt obligations and zero coupon securities issued by financial institutions and corporations. Corporate debt obligations are subject to the risk of any issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.
     Investment Grade Securities. Securities are investment grade if they are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization, they have received a comparable short-term or other rating or they are unrated securities that a Sub-Adviser or the Adviser reasonably determines are of comparable quality to investment grade securities.
     High Yield, Below Investment Grade Securities. High yield, below investment grade securities are securities that are rated by a recognized rating organization below its top four long-term rating categories or unrated securities determined to be of equivalent quality. Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Medium- and lower-rated securities may have poor prospects of ever attaining any real investment standing, may have a current identifiable vulnerability to default or be in default, may be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or may be likely to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations.
     Changes by recognized rating services in their ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. The ratings of Moody’s and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities. Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related in part to evaluations of the country in which the issuer of the instrument is located. Ratings generally take into account the currency in which a non-U.S. debt instrument is denominated. Instruments issued by a foreign government in other than the local currency, for example, typically have a lower rating than local currency instruments due to the existence of an additional risk that the government will be unable to obtain the required foreign currency to service its foreign currency-denominated debt. In general, the ratings of debt securities or obligations issued by a non-U.S. public or private entity will not be higher than the rating of the currency or the foreign currency debt of the central government of the country in which the issuer is located, regardless of the intrinsic creditworthiness of the issuer.
     The secondary markets for high yield securities are not as liquid as the secondary markets for higher-rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may adversely the ability to dispose of such securities at a favorable price or time, and make calculating such securities value difficult. Less liquid secondary markets may also affect the ability of to sell securities at their fair value. If the secondary markets for high yield securities contract due to adverse economic conditions or for other reasons, certain otherwise liquid high yield securities may become illiquid.
     Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities, among others. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in recent years.
     High Yield Corporate Securities. While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and subordinated to the prior payment of senior indebtedness. Additional expenses may be incurred to the extent that an investor is required to seek recovery upon a default in the payment of principal or interest on such securities.
     The development of a market for high yield non-U.S. corporate securities has been a relatively recent phenomenon. On the other hand, the market for high yield U.S. corporate debt securities is more established than that for high yield non-U.S. corporate debt securities, but has undergone significant changes in the past and may undergo significant changes in the future.
     High yield non-U.S. and U.S. corporate securities may include bonds, debentures, notes, commercial paper and preferred stock and will generally be unsecured. Most of the debt securities will bear interest at fixed rates.
     High Yield Foreign Sovereign Debt Securities. Investing in fixed rate high yield foreign sovereign debt securities, especially in developing or emerging market countries, creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. The ability and willingness of sovereign obligors in developing and emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which the Fund or a Portfolio Fund may be invested, especially developing or emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government’s policy towards the International Monetary Fund, the World Bank and other international agencies.
     The ability of a foreign sovereign obligor, especially in developing or emerging market countries, to make timely payments on its external debt obligations will also be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds, which may further impair the obligor’s ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government’s international currency reserves and its access to foreign exchange. Currency devaluation may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt. The risks enumerated above are particularly heightened with regard to issuers in emerging market countries.
     As a result of the foregoing, a governmental obligor, especially in a developing or an emerging market country, may default on its obligations. If such an event occurs, an investor in such securities may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.
     Sovereign obligors in developing and emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect current holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.
     Distressed Debt Securities. Distressed debt securities are debt securities that are purchased in the secondary market and are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or a Portfolio Fund or are rated in the lower rating categories (Ca or lower by Moody’s and CC or lower by S&P) or which, if unrated, are judged to be of equivalent quality. Investment in distressed debt securities is speculative and involves significant risk. The risks associated with high yield securities are heightened by investing in distressed debt securities.
     U.S. Government Securities. Securities issued or guaranteed by U.S. government agencies and instrumentalities include obligations that are supported by: (a) the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association (“Ginnie Maes”)); (b) the limited authority of the issuer or guarantor to borrow from the U.S. Treasury (e.g., obligations of Federal Home Loan Banks, the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Intermediate Credit Banks and the Federal Land Banks) or (c) only the credit of the issuer or guarantor (e.g., obligations of the Federal Home Loan Mortgage Corporation (“Freddie Macs”), the Federal National Mortgage Association and the Student Loan Marketing Association). In the case of obligations not backed by the full faith and credit of the U.S. Treasury, the agency issuing or guaranteeing the obligation is principally responsible for ultimate repayment.
     Foreign Securities and American Depositary Receipts. American Depositary Receipts (“ADRs”) are U.S. dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer. ADRs are publicly traded on exchanges or over the counter in the U.S. Investors should recognize that investing in the securities of foreign issuers involves special considerations which are not typically associated with investing in the securities of U.S. issuers. Investments in securities of foreign issuers may involve risks arising from differences between U.S. and foreign securities markets, including less volume, much greater price volatility in and illiquidity of certain foreign securities markets, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions such as wars, terrorism, civil unrest and uprisings, and, as with domestic multinational corporations, from fluctuating interest rates.
     There may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default in any such foreign obligations, it may be more difficult to obtain or enforce a judgment against the issuers of such obligations.
     Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of income from such securities, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might adversely affect payments due on such securities, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of holders of such securities to recover assets held in custody by a foreign subcustodian in the event of the subcustodian’s bankruptcy.
     There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.
     In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The 1940 Act limits the Fund’s ability to invest in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may also restrict the Fund’s investments in certain foreign banks and other financial institutions.
     Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller, emerging capital markets, which may result in incurring additional costs and delays in transporting such securities outside such countries. Delays in settlement or other problems could result in periods when assets of the Fund are uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures may result in lost attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result in losses due to subsequent declines in the value of such portfolio security or, with respect to a party with a contract to sell such security, possible liability to the purchaser.
     Rules adopted under the 1940 Act permit foreign securities and cash to be maintained in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries may not be “eligible sub-custodians,” as defined in the 1940 Act, which may preclude the purchase of securities in certain foreign countries or which may result in additional costs and delays in providing transportation and custody services for such securities outside of such countries. Other banks that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In certain countries there may be legal restrictions or limitations on the ability to recover assets held in custody by foreign sub-custodians in the event of the bankruptcy of the sub-custodian.
     Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in developing or emerging market countries. For example, some of the currencies of emerging market countries have experienced devaluation relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain of such countries face serious exchange constraints. In addition, governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies. Accordingly, government actions in the future could have a significant effect on economic conditions in developing countries which could affect private sector companies and, consequently, the value of certain securities held in the Fund’s or a Portfolio Fund’s portfolio.
     Investment in certain emerging market issuers is restricted or controlled to varying degrees, which may at times limit or preclude investment in certain emerging market issuers and increase the costs and expenses. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than other classes, restrict investment opportunities in issuers in industries deemed important to national interests and/or impose additional taxes on foreign investors.
     Certain emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors, which could adversely affect investors in such securities. In addition, if a deterioration occurs in the country’s balance of payments, it could impose temporary restrictions on foreign capital remittances. Investing in local markets in emerging market countries may require investors to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs. In addition, different legal standards in certain emerging market countries may have an adverse impact on such securities’ investors. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.
     Certain markets are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region. Brokers in emerging market countries typically are fewer in number and less capitalized than brokers in the United States.
     Foreign Currency Transactions. Foreign currency options and foreign currency futures contracts and related options are transacted either on a spot (cash) basis at the prevailing rate in the currency exchange market at the time or through forward foreign currency exchange contracts (“forwards”) with terms generally of less than one year. Such transactions are effected in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. Foreign currency options and foreign currency forward contracts may also be used to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.
     A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. Forwards may be used to adjust foreign exchange exposure with a view to protecting a security position. The following are circumstances under which such transactions may be engaged in:
     Lock In: sets the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.
     Cross Hedge: if a particular currency is expected to decrease against another currency, the currency that might decrease would be sold and the currency that may increase would be purchased in an amount approximately equal to portfolio holdings denominated in the currency sold.
     Direct Hedge: to eliminate substantially all of the risk of owning a particular currency, or to benefit from price appreciation in a given country’s debt obligations without holding the currency, or both, such currency would be directly hedged back into the U.S. dollar. In either case, a forward contract would be entered into to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated a contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, subject to a potential benefit from an increase (if any) in the value of the debt obligation.
     Proxy Hedge: after purchasing a security, the sale of a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be close to those in the United States and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times. In addition, proxy hedging may be utilized when a foreign bond is purchased with a higher interest rate than is available on U.S. bonds of a similar maturity, which additional yield on the foreign bond could be substantially reduced or lost if a direct hedge by selling the foreign currency and purchasing the U.S. dollar were entered into as a result of the “cost” of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.
     Foreign Currency Exchange-Related Securities. Foreign currency exchange-related securities include the following:
     Foreign Currency Warrants. Foreign currency warrants, such as Currency Exchange Warrants (“CEWs”), are warrants that entitle their holders to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specific date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk that, from the point of view of the prospective purchasers of the securities, is inherent in the international debt obligation marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplement payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or the Euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time values” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, if the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of government or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.
     Principal Exchange Rate Linked Securities. Principal exchange rate linked securities (“PERLs”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar. “Reverse” principal exchange rate linked securities are like “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.
     Performance Indexed Paper. Performance indexed paper (“PIPs”) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.
     Brady Bonds. Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan. The Brady Plan is an initiative announced by former U.S. Treasury Secretary Nicholas E. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the IMF. The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds known as “Brady Bonds.” Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country’s economic growth and development. Investors should also recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors.
     Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Discount bonds issued to date under the framework of the Brady Plan have generally borne interest computed semiannually at a rate equal to 13/16 of 1% above the then current six month London Inter-Bank Offered Rate (“LIBOR”). Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the price and yield to the investor reflect market conditions at the time of purchase. Brady Bonds issued to date have traded at a deep discount from their face value. Certain sovereign bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations’ reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. Investors who may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories. Brady Bonds and other sovereign debt securities are likely to be acquired at a discount.
     Bank Obligations. Bank obligations, include certificates of deposit, banker’s acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.
     Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations. Investors should also be aware that securities issued or guaranteed by foreign banks, foreign branches of U.S. banks, and foreign government and private issuers may involve investment risks in addition to those relating to domestic obligations.
     Asset-Backed Securities. Asset-backed securities are generally issued as pass through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, which are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. The pool of assets generally represents the obligations of a number of different parties. Asset-

backed securities frequently carry credit protection in the form of extra collateral, subordinated certificates, cash reserve accounts, letters of credit or other enhancements. For example, payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution unaffiliated with the entities issuing the securities. Assets which, to date, have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from revolving credit (credit card) agreements.
     Asset-backed securities present certain risks which are, generally, related to limited interests, if any, in related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the services were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Other types of asset-backed securities will be subject to the risks associated with the underlying assets. If a letter of credit or other form of credit enhancement is exhausted or otherwise unavailable, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying assets are not realized.
     Mortgage-Backed Securities. Mortgage-backed securities are securities representing interests in “pools” of mortgage loans. The following describes certain characteristics of mortgage-backed securities. Mortgage-backed securities were introduced in the 1970s when the first pool of mortgage loans was converted into a mortgage pass-through security. Since the 1970s, the mortgage-backed securities market has vastly expanded and a variety of structures have been developed to meet investor needs.
     Interest and principal payments on mortgage-backed securities are typically made monthly, and principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if such securities are purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if such securities are purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity.
     Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates. Accordingly, amounts available for reinvestment are likely to be greater during a period of relatively low interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of relatively high interest rates. This prepayment effect has been particularly pronounced during recent years as borrowers have refinanced higher interest rate mortgages into lower interest rate mortgages available in the marketplace. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.
     Guaranteed Mortgage Pass-Through Securities. Guaranteed mortgage pass-through securities are mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities. Any guarantee of such securities runs only to principal and interest payments on the securities and not to the market value of such securities or the principal and interest payments on the underlying mortgages. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the services of the underlying mortgage loans. Guaranteed mortgage pass-through securities are often sold on a to-be-acquired or “TBA” basis. Such securities are typically sold one to three months in advance of issuance, prior to the identification of the underlying pools of mortgage securities but with the interest payment provisions fixed in advance. The underlying pools of mortgage securities are identified shortly before settlement and must meet certain parameters.
     Guaranteed mortgage pass-through securities include those issued or guaranteed by Ginnie Mae (“Ginnie Mae Certificates”), the Federal National Mortgage Association (“Fannie Mae Certificates”) and Freddie Mac (“Freddie Mac Certificates”).
     Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The full faith and credit of the U.S. government is pledged to the payment of amounts that may be required to be paid under any guarantee, but not as to the market value of such securities. The Ginnie Mae Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be Federal Housing Administration Loans (“FHA Loans”) or Veterans’ Administration Loans (“VA Loans”) and, except as otherwise specified above, will be fully amortizing loans secured by first liens on one- to four-family housing units.
     Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. Each Fannie Mae Certificate will entitle the registered holder thereof to receive amounts representing such holder’s pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate’s pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder’s proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each Fannie Mae Certificate, but not the market value thereof, will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the U.S. government. Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.
     Freddie Mac Certificates. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the “FHLMC Act”). Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal or the market value of the securities. Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following: (i) foreclosure sale; (ii) payment of a claim by any mortgage insurer; or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.
     Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a “Freddie Mac Certificate group”) purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac

Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.
     Privately-Issued Mortgage Securities. Mortgage-backed securities issued by private issuers may entail greater risk than mortgage-backed securities that are guaranteed by the U.S. government, its agencies or instrumentalities. Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including mortgage bankers, commercial banks, investment banks, savings and loan associations and special purpose subsidiaries of the foregoing. Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of Ginnie Mae or Freddie Mac, such securities generally are structured with one or more types of credit enhancement. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.
     The ratings of mortgage securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected. There can be no assurance that the private issuers or credit enhancers of mortgage-backed securities can meet their obligations under the relevant policies or other forms of credit enhancement.
     Examples of credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and “over-collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.
     Collateralized Mortgage Obligations and MultiClass Pass-Through Securities. Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by whole loans or private pass-throughs (such collateral collectively hereinafter referred to as “Mortgage Assets”). Multiclass pass-through securities are interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal and of interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.
     In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.
     Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier. Planned amortization class bonds (“PAC Bonds”) are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-backed securities.
     Stripped Mortgage Securities. Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest-only), while the other class will receive all of the principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organizations.
     Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid.
     Small Cap Companies. Investments in companies with market capitalizations below the top 1,000 stocks of the equity market (“Small Cap Companies”). Investments in Small Cap Companies may involve greater risks and volatility than investments in larger companies. Small Cap Companies may be at an earlier stage of development, may be subject to greater business risks, may have limited product lines, limited financial resources and less depth in management than more established companies. In addition, Small Cap Companies may have difficulty withstanding competition from larger more established companies in their industries. The securities of Small Cap Companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may create a greater chance of loss than investing in securities of larger capitalization companies.
     In addition, transaction costs in smaller capitalization stocks may be higher than those of larger capitalization companies.

     Rule 144A Securities. Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to qualified institutional buyers. Although Rule 144A Securities are restricted securities, they may be considered liquid securities in appropriate circumstances, including the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security.
     Firm Commitment and When-Issued Securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.
     Zero Coupon Securities, PIK Bonds and Deferred Payment Securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Deferred payment securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date.
     Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. government securities but are not considered to be U.S. government securities. Although under the terms of a custodial receipt an investor is typically authorized to assert its rights directly against the issuer of the underlying obligation, an investor may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, an investor may be subject to delays, expenses and risks that are greater than those that would have been involved if the investor had purchased a direct obligation of the issuer.
     Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers.
     Loan Participation and Assignments. Loan participations typically will result in the Fund or a Portfolio Fund having a contractual relationship only with the lender that sold the participation, not with the borrower. Loan participants will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing loan participations, such participant generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the participant may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the participant will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the participant may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.
     Assignments and loan participations may be difficult to dispose of. In certain cases, the market for such instruments is not highly liquid, and such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the ability to dispose of particular assignments or loan participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

     Structured Notes and Related Instruments. Structured notes and other related instruments are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies. Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.
     Derivatives. Various investment strategies as described below may be used to hedge market risks (such as broad or specific market movements, interest rates and currency exchange rates), to manage the effective maturity or duration of debt instruments held, or to seek an increase in income or gain.
     Purchases and sales of interest rate, currency or stock or bond index futures contracts; purchases and sales (or write) of exchange listed and over-the-counter (“OTC”) put and call options on securities, futures contracts, indices and other financial instruments; entering into interest rate transactions, equity swaps and related transactions; and investments in indexed securities and other similar transactions (collectively, these transactions are referred to as “Derivatives”). Interest rate transactions may take the form of swaps, caps, floors and collars.
     Derivatives involving futures contracts and options on futures contracts will be purchased, sold or entered into by the Fund directly primarily for bona fide hedging purposes, provided that the Fund may enter into such transactions for purposes other than bona fide hedging if, immediately thereafter, (i) its pro rata share of the aggregate initial margin and premiums does not exceed 5% of the fair market value of the Fund’s assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (however, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation); (ii) the aggregate “notional value” (i.e., the size of the contract, in contract units, times the current market price (futures position) or strike price (options position) of each such unit) or the contract, so that it does not exceed the liquidation value of the Fund, after taking into account unrealized profits and unrealized losses on such contracts and options.
     Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and the risk that the use of Derivatives could result in significantly greater losses than if they had not been used.
     Futures Contracts. Futures contracts are traded: (1) on domestic and foreign exchanges on currencies, interest rates and bond indices; and (2) on domestic and foreign exchanges on single stocks and stock indices. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the seller to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). Maintaining a futures contract or selling an option on a futures contract typically requires the deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets (“initial margin”) that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (“variation margin”) may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates.
     Interest Rate Futures Contracts. Interest rate futures contracts attempt to protect against fluctuations in interest rates without necessarily buying or selling fixed income securities. An interest rate futures contract is an agreement to take or make delivery of either: (i) an amount of cash equal to the difference between the value of a particular index of debt securities at the beginning and at the end of the contract period; or (ii) a specified amount of a particular debt security at a future date at a price set at time of the contract. For example, if an investor owns bonds and interest rates are expected to increase, a sale of futures contracts on debt securities having characteristics similar to those held in the portfolio would have much the same effect as selling an equivalent value of the bonds then owned. If interest rates did rise, the value of the debt securities in a portfolio would decline, but the value of the futures contracts held would increase at approximately the same rate, thereby keeping a portfolio’s value from declining as much as it otherwise would have. Similar results could be accomplished by selling bonds with longer maturities and investing in bonds with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique provides the ability to maintain a defensive position without having to sell portfolio securities.
     Similarly, when interest rates are expected to decline, interest rate futures contracts might be purchased in an attempt to hedge against having to make subsequently anticipated purchases of bonds at the higher prices subsequently expected to prevail. Since the fluctuations in the value of appropriately selected futures contracts should be similar to that of the bonds that will be purchased, it may be possible to take advantage of the anticipated rise in the cost of the bonds without actually buying them until the market had stabilized. At that time, the purchase of the bonds could be effected in the cash market and the futures contracts could be liquidated.
     At the time of delivery of securities pursuant to an interest rate futures contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may have a shorter term than the term of the futures contract and, consequently, may not in fact have been issued when the futures contract was entered.
     Options. In order to hedge against adverse market shifts put and call options may be purchased. In order to increase income or potentially increase gain put and call options on securities, including “covered” options, may be written and put and call options on futures contracts on stock indices, interest rates and currencies might be written. A call option is “covered” if, for example, so long as the writer of the obligation is obligated as the writer of the option, it will: (i) own the underlying investment subject to the option; (ii) own securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; (iii) own a call option on the relevant security or currency with an exercise price no higher than the exercise price on the call option written or (iv) deposit with its custodian in a segregated account liquid assets having a value equal to the excess of the value of the security or index that is the subject of the call over the exercise price. A put option is “covered” if, for example, to support its obligation to purchase the underlying investment if a put option that a writer writes is exercised, the writer will either (a) deposit with its custodian in a segregated account liquid assets having a value at least equal to the exercise price of the underlying investment or (b) continue to own an equivalent number of puts of the same “series” (that is, puts on the same underlying investment having the same exercise prices and expiration dates), or an equivalent number of puts of the same “class” (that is, puts on the same underlying investment) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account). Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction, as described below.
     Except for certain options on interest rate futures contracts, the writing of a call limits the opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the obligation as writer of the option continues. The writer of a put assumes the risk of a decrease in the market value of the underlying investment below the exercise price of the option for as long as the obligation as writer of the option continues. Upon the exercise of a put option written, an economic loss may be suffered equal to the difference between the price at which the writer is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written, an economic loss may be suffered equal to an amount not less than the excess of the investment’s market value at the time of the option exercise over the acquisition cost of the investment, less the sum of the premium received for writing the option and the positive difference, if any, between the call price paid and the acquisition cost of the investment.
     Except for certain options on interest rate futures contracts, in purchasing a put option, a purchaser will seek to benefit from a decline in the market price of the underlying investment, while in purchasing a call option, a purchaser will seek to benefit from an increase in the market price of the underlying investment. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying investment remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the investment in the option may be lost. For the purchase of an option to be profitable, the market price of the underlying investment must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs.
     In the case of certain options on interest rate futures contracts, a put option may be purchased in anticipation of a rise in interest rates, and a call option may be purchased in anticipation of a fall in interest rates. By writing a covered call option on interest rate futures contracts, the writer will limit its opportunity to profit from a fall in interest rates. By writing a covered put option on interest rate futures contracts, the writer will limit its opportunity to profit from a rise in interest rates.
     Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.
     Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Derivatives involving options require segregation of Fund assets in special accounts.
     A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the obligation to buy, the underlying security, index, currency or other instrument at the exercise price. The purchase of a put option on a security, for example, might be designed to protect a holding in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the option purchaser the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect against an increase in the price of the underlying instrument that may be purchased in the future by fixing the price at which it the instrument would be purchased. An “American” style put or call option may be exercised at any time during the option period, whereas a “European” style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.
     OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.
     The ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of the OCC or an exchange, (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.
     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.
     OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as “Counterparties” and individually referred to as a “Counterparty”) through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties.
     Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into or fails to make a cash settlement payment due in accordance with the terms of that option, any premium paid for the option as well as any anticipated benefit of the transaction would be lost.
     Purchases and sales of call options may be effected on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. Even though a seller of a call will receive the option premium to help protect it against loss, a call sold will expose the seller during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the holding of a security or instrument that might otherwise have been sold.
     Options on Stock Indices. Options on stock indices are similar to options on specific securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder’s right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. Currently, options traded include the Standard & Poor’s 100 Index of Composite Stocks, Standard & Poor’s 500 Index of Composite Stocks, the New York Stock Exchange Composite Index, the American Stock Exchange Market Value Index, the National Over-the-Counter Index and other standard broadly based stock market indices. Options are also traded in certain industry or market segment indices such as the Oil Index, the Computer Technology Index and the Transportation Index. Stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded.
     If general stock market prices are expected to rise, a call option on a stock index or a futures contract on that index might be purchased as a hedge against an increase in prices of particular equity securities that may be bought in the future. If the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value index option or futures contract resulting from the increase in the index. If, on the other hand, general stock market prices are expected to decline, a put option might be purchased or futures contract might be sold on the index. If that index does decline, the value of some or all of the equity securities held may also be expected to decline, but that decrease would be offset in part by the increase in the value of the position in such put option or futures contract.
     Interest Rate and Equity Swaps and Related Transactions. Interest rate and equity swaps of interest rate and equity caps, floors and collars might be entered into to hedge against either a decline in the value of securities held in a portfolio or against an increase in the price of securities which are intended to be purchased, in order to preserve or maintain a return or spread on a particular investment or portion of a portfolio or to achieve a particular return on cash balances, or in order to increase income or gain. Interest rate and equity swaps involve the exchange with another party of their respective commitments to make or receive payments based on a notional principal amount. The purchase of an interest rate or equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity cap. The purchase of an interest rate or equity floor entitles the purchaser, to the extent that a specified index falls below a predetermined rate, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity floor. A collar is a combination of a cap and a floor which preserve a certain return within a predetermined range of values.
     Interest rate and equity swaps, caps, floors and collars are entered into on either an asset-based or liability-based basis, depending on whether assets or liabilities are being hedged. When hedging assets or liabilities, interest rate and equity swaps are usually entered into on a net basis (i.e., the two payment streams are netted out), with the receipt or payment, as the case may be, only the net amount of the two payments. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. The use of interest rate and equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If forecasts of market values, interest rates and other applicable factors are incorrect, such techniques would diminish a portfolio’s value compared with what it would have been if these investment techniques were not utilized. Moreover, even if forecasts are correct, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.
     Indexed Securities. Securities whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators may be purchased. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign currency-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.
     Derivatives Risks. Derivatives have special risks associated with them, including possible default by the counterparty to the transaction, illiquidity and the risk that the use of the Derivatives could result in losses greater than if they had not been used. Use of put and call options could result in losses, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause a security to be held that might otherwise might be sold.
     The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position could create the possibility that losses on the hedging instrument are greater than gains in the value of the position. In addition, futures and options markets could be illiquid in some circumstances and certain OTC options could have no markets with the result that, in certain markets, a transaction might not be able to be closed out without incurring substantial losses. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain that might result from an increase in value of the position. There is also the risk of loss of margin deposits in the event of bankruptcy of a broker with a party that has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium. However, because option premiums are small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage.
     As is the case with futures and options strategies, the effective use of swaps depends, among other things, on the ability to terminate the transactions at times deemed desirable. To the extent a such a transaction is not or cannot be terminated in a timely manner, a loss might be incurred in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.

     Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses if it becomes difficult or impossible to deliver or receive currency or monies in settlement of obligations and could also cause hedges to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.
     Because the amount of interest and/or principal payments which the issuer of indexed securities is obligated to make is linked to the prices of other securities, securities indices, currencies, or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in indexed securities may be considered speculative. Moreover, the performance of indexed securities depends to a great extent on the performance of, and may be more volatile than, the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.
     Risks of Derivatives Outside the United States. When conducted outside the United States, Derivatives transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. The value of positions taken as part of non-U.S. Derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in the Fund’s ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lower trading volume and liquidity.
     Use of Segregated and Other Special Accounts by the Fund. Use of many Derivatives by the Fund will require, among other things, that the Fund segregate liquid assets with its custodian, or a designated sub-custodian, to the extent the Fund’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation must be segregated with the custodian or subcustodian in accordance with established procedures. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by the Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade debt obligations sufficient to purchase and deliver the securities if the call is exercised. A call option sold on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid high grade debt obligations equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by the Fund will require the Fund to segregate liquid high grade debt obligations equal to the exercise price. Except when the Fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the Fund to buy or sell a foreign currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund’s obligations or to segregate liquid high grade debt obligations equal to the amount of the Fund’s obligations.
     OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the Fund will not be required to do so. As a result, when the Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by the Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.
     In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and, in some instances, daily variation margin in addition to segregating liquid assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. The Fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of liquid assets having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of liquid assets with a value equal to the Fund’s net obligation, if any.
     Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related Derivatives. The Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if it holds a futures contract or forward contract, the Fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.
     Structured Instrument. Structured instruments generally consist of, but are not limited to, a trust or partnership through which an interest is held in one or more underlying bonds or other debt obligations coupled with a conditional right to sell (“put”) the interest in the underlying bonds at par plus accrued interest to a financial institution (a “Liquidity Provider”). With respect to tax-exempt instruments, the instrument is typically structured as a trust or partnership which provides for pass-through tax-exempt income. Structured instruments include: (1) “Tender Option Bonds”, which are instruments which grant the holder thereof the right to put an underlying bond at par plus accrued interest at specified intervals to a Liquidity Provider; (2) “Swap Products”, in which the trust or partnership swaps the payments due on an underlying bond with a swap counterparty who agrees to pay a floating money market interest rate; and (3) “Partnerships”, which allocate to the partners income, expenses, capital gains and losses in accordance with a governing partnership agreement. Structured instruments may be considered to be derivatives.
     Short-Term Investments. In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, cash equivalents and short-term fixed-income securities may be invested in. Short-term fixed income investments are defined to include, without limitation, the following:
     Certificates of Deposit. Certificates of deposit are issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.
     Commercial Paper. Commercial paper consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest. Master demand notes are direct lending arrangements between an investor (e.g., the Fund or a Portfolio Fund) and a corporation. There is no secondary market for such notes. However, they are redeemable at any time. Sub-Advisers and Portfolio Managers will normally consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s or such Portfolio Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand.
     Lending Portfolio Securities. Securities may be loaned to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In such a case, the lender continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable in respect of the loaned securities, which provides an opportunity to earn interest on the amount of the loan and on the loaned securities’ collateral. In connection with any such transaction, the lender will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit that will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The lender might experience loss if the counterparty breaches its agreement to repay. The procedure for the lending of securities will include the following features and conditions. The borrower of the securities will deposit cash or liquid securities with the lender in an amount equal to a minimum of 100% of the market value of the securities lent. The lender will invest the cash collateral in short-term debt securities or cash equivalents and earn the interest thereon. A negotiated portion of the income so earned may be paid to the borrower and/or the broker who arranged the loan. If the lender receives securities as collateral, the lender will receive a fee from the borrower. If the value of the collateral drops below the required minimum at any time, the borrower may be called upon to post additional collateral. If the additional collateral is not paid, the loan will be immediately due and the lender may use the collateral or its own cash to replace the securities by purchase in the open market charging any loss to the borrower. These will be “demand” loans and may be terminated at any time. The lender will receive any dividends and interest paid on the securities lent and the loans will be structured to assure that the lender will be able to exercise its voting rights on the securities.
     Private Equity Investments. Private equity Portfolio Funds frequently utilize significant leverage, which risks are discussed elsewhere in the Prospectus and this SAI. The value of private equity Portfolio Funds are likely to be especially volatile as a result of their investments and use of leverage. These investments may include restructuring, expansion of business, recapitalization and buyout investments, among others. Such investments also involve a greater degree of business and financial risk than investments with more stable operations or better financial conditions, which may result in substantial losses. These companies may not have proven operating histories, may be in distressed situations, may be operating at a loss or have significant variations in operating results, may be engaged in rapidly changing businesses, may require additional capital to support their operations, to finance expansion or to maintain their competitive positions, or may otherwise have weak financial conditions. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing and other capabilities, and a larger number of qualified managerial and technical personnel.
     It may take several years before private equity Portfolio Funds have fully invested or committed to invest in portfolio companies, and it is likely that no significant distribution of the proceeds from the disposition of their portfolio investments will be made until the later years of the private equity Portfolio Funds’ respective terms. Securities laws and contractual and practical limitations may inhibit the ability to sell, distribute or liquidate their investments in portfolio companies and could reduce the amount of proceeds that might otherwise be realized.
     Competition for private equity investment opportunities is fierce. It is likely that competition from other professional private equity funds will be encountered.
     Most, if not all, of the investments of private equity Portfolio Funds will consist of restricted securities. Restricted securities are securities that, without registration under the 1933 Act, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration under the 1933 Act. In the case of a public offering of a portfolio company, a private equity Portfolio Fund may be subject to regulatory, contractual or practical limitations on its ability to sell such company’s securities.
     Where registration is required to sell a security, a private equity Portfolio Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the private equity fund may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the private equity fund might obtain a less favorable price than the prevailing price when it decided to sell. Private equity funds may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased such securities.
     In addition, the interests in the private equity Portfolio Funds are themselves illiquid and subject to substantial restrictions on transfer. The Fund will generally be unable to withdraw from a private equity Portfolio Fund. The illiquidity of these interests may adversely affect the Fund were it to have to sell such interests at an inopportune time. The Fund ordinarily would not intend to attempt to sell any such interests under such circumstances/during such inopportune time.
     Dispositions of Portfolio Investments. In connection with the disposition of an investment in a portfolio company, a private equity Portfolio Fund may be required to make representations and warranties about the business and financial affairs of the portfolio company typical of those made in connection with the sale of any business. A private equity Portfolio Fund may therefore also be required to indemnify the purchaser of such investment to the extent that any such representations or warranties turn out to be inaccurate or misleading. These arrangements may result in liabilities for the private equity Portfolio Fund and, in turn, losses for the Fund.
     Control Positions. Private equity Portfolio Funds may take control positions in portfolio companies. The exercise of control over a company results in additional risks of liability for environmental damage, product defects, failure to supervise management and employees, violations of laws and other types of potential liability.
     Incomplete Information. Since private market transactions in securities are generally exempt from registration and reporting requirements, a lack of available data relating to these transactions may result in incomplete information for the Adviser to evaluate properly private equity funds and for such funds to evaluate their own investment opportunities.
     Leverage. As mentioned elsewhere in the prospectus and this SAI, borrowing for investment purposes, is a speculative investment technique and, in certain circumstances, can result in significant losses.
     Portfolio companies of private equity Portfolio Funds may also be highly leveraged, which may adversely affect investment return. These companies may be subject to restrictive financial and operating covenants that may impair their ability to finance their future operations or capital needs. As a result, these companies’ flexibility to respond to changing business and economic conditions and to business opportunities may be limited. In addition, leveraged companies have increased exposure to adverse economic factors such as rising interest rates, downturns in the economy or deteriorations in such companies’ respective industries.
     Potential Conflicts of Interest. Portfolio Managers of private equity Portfolio Funds and their affiliates may be subject to various conflicts of interest in connection with their relationships and transactions with their portfolio companies. Such conflicts of interest may include the performance of various services for such portfolio companies such as making loans, maintaining deposits of funds, serving as directors or officers and providing services in connection with mergers and acquisitions, leasing real estate and providing insurance and economic forecasting. In consideration for such services, such Portfolio Managers or their affiliates may receive various fees, commissions and reimbursements. Depending upon any Portfolio Manager’s or its affiliates’ influence and control with respect to such portfolio companies, the selection of such persons to perform such services may not be a disinterested decision and the terms and conditions for the performance of such services and the amounts and terms of such compensation may not be determined in arms-length negotiations. In addition, such relationships could influence the Portfolio Managers or its affiliates to take actions, or forbear from taking actions, and which might otherwise benefit the Fund.
     Special Risks of Multi-Manager Structure. Certain private equity Portfolio Funds may have conducted their initial closings, which means that later investors, potentially the Fund, will be charged a “catch-up fee” in accordance with such private equity Portfolio Fund’s ordinary course of practice. Catch-up fees are designed to compensate Portfolio Managers for asset-based management fees that would have been paid by the Fund to the Portfolio Managers (plus interest thereon) and to serve as a mechanism to compensate earlier investors so that the

Fund and such earlier investors receive equal economic treatment, in each case, as if the Fund had invested at such Portfolio Funds’ initial closings.
     Private equity Portfolio Funds ordinarily will not reinvest the proceeds from the sale of their investments, but will distribute such proceeds (after the payment of fees and expenses and the establishment of reserves) to their investors, including the Fund. Due to the nature of private equity investing, the Fund does not expect to receive distributions from private equity Portfolio Funds for several years.
     Each private equity Portfolio Fund is permitted to distribute securities in-kind. Thus, the Fund may receive securities that are illiquid or difficult to value. In such circumstances, the Adviser would seek to dispose of these securities in a manner that is in the best interests of the Fund.
     The Fund may be required to indemnify certain of the private equity funds and their Portfolio Managers from any liability, damage, cost or expense arising out of, among other things, certain acts or omissions relating to the offer or sale of the Portfolio Funds’ interests.
INVESTMENT ADVISORY AND OTHER SERVICES
     Subject to the ultimate supervision of, and the policies established by of the Board, Offit Hall Capital Management LLC (the “Adviser”) serves as the Fund’s investment adviser and provides investment management services to the Fund. The Advisory Agreement between the Fund and the Adviser was approved by the Directors who are not parties to the Agreement or interested persons of the Adviser or the Fund and by the full Board at a meeting held in person and called for that purpose on June 6, 2005.
     The Adviser is responsible for developing, implementing and supervising the Fund’s investment program. The Adviser has substantial investment management experience and, as of December 31, 2005, had $19.4 billion under advisement for 124 clients. The Adviser is responsible, subject to the supervision of the Board, for formulating a continuing investment program for the Fund.
     The Advisory Agreement provides that, as consideration for providing investment management services to the Fund, the Adviser shall be entitled to receive Advisory Fees, as set forth under “Management of the Fund — The Adviser” in the Prospectus.
     The Adviser is responsible for: (i) recommending Sub-Advisers to invest the Fund’s assets directly on the Fund’s behalf; (ii) investing the Fund’s assets on a discretionary basis directly in Portfolio Funds, (iii) voting, exercising consents and exercising other rights appertaining to such assets on behalf of the Fund consistent with the investment objective, policies and restrictions of the Fund; (iv) monitoring the Fund’s investment program; (v) arranging for the purchase and sale of Portfolio Funds and securities and other assets held in any unallocated portion of the portfolio of the Fund; and (vi) providing, or arranging to have provided, investment research on behalf of the Fund.
     The Advisory Agreement provides for indemnification by the Fund of the Adviser and its directors, members, managers, officers, and employees, against any liabilities and expenses that may be incurred at law or in equity that arise out of the Fund’s having acted with willful misfeasance, bad faith or gross negligence in the performance of its duties under the Advisory Agreement or applicable law. Indemnification is (or will be) available only to the extent the loss, claim, liability or expense did not result from willful misfeasance, bad faith or gross negligence in the performance by the persons seeking indemnification of their duties, or the reckless disregard of their obligations and duties, under the Advisory Agreement.
     The Advisory Agreement provides that it will continue in effect for two years and that, after the initial term, will continue in effect for successive 12-month periods, provided that such continuance is specifically approved at least annually by the vote of a majority of the Directors who are not parties to the Advisory Agreement or interested persons of the Adviser cast in person at a meeting called for the purpose of voting on such continuance and by the vote of a majority of the full Board. The Advisory Agreement provides that it may be terminated at any time, without the payment of any penalty, either by: (1) the Fund, by action of the Board or by vote of a majority of the outstanding Units, on 60 days’ written notice to the Adviser; or (2) the Adviser on 6 months’ written notice to the Fund. The Advisory Agreement provides that it will terminate immediately in the event of “assignment” (as defined in the 1940 Act). For the Fund’s fiscal year ended March 31, 2006, $281,239 was payable to the Adviser for its services.
Adviser Portfolio Manager Disclosure
     The table below describes certain information regarding the accounts that Ms. Hall, either alone or together with other Managing Directors of the Adviser, managed or advised as of March 31, 2006:

			Number of
			Accounts
			Managed	Assets Managed
			for which	for which
			Investment	Investment
	Number of		Advisory Fee is	Advisory Fee is
	Accounts	Total Assets	Performance-	Performance-
Type of Account	Managed	Managed	Based	Based
Registered Investment Companies	1	$149,818,000	0	$0
Other Pooled Investment Vehicles	5	$887,017,000	1	$32,520,000
Other Accounts (Advisory Clients)	123	$18,462,101,000	2	$668,437,000
     Ms. Hall manages or advises accounts for many clients. There are certain inherent conflicts of interest between the Fund and other clients for which the Adviser acts as investment adviser or portfolio manager. In particular, some of these clients may seek to invest in the same portfolio funds as the Fund or to dispose of some investments the Fund is seeking to acquire. In addition, the Adviser may have conflicts of interest in the allocation of management and staff time, services and functions between the Fund and other entities.
     Offit Hall seeks to manage such potential conflicts among its clients, including the Fund, through allocation policies and procedures (the “Allocation Policies”), which the Adviser has developed to provide assurances that no one client, regardless of type, is intentionally favored at the expense of another. The Allocation Policies are reasonably designed to address potential conflicts in situations where two or more client accounts participate in investment decisions involving the same Portfolio Funds.
     Under the Allocation Policies, the Adviser will allocate investment opportunities in a manner that it believes in good faith to be in the best interest of all the accounts involved and will in general allocate investment opportunities believed to be appropriate for both the Fund and other accounts on an equitable basis; however, there can be no assurance that a particular investment opportunity that comes to the attention of the Adviser will be allocated in any particular manner.
     In addition, Ms. Hall, like all Adviser personnel, is required to adhere to the Adviser’s Code of Ethics concerning personal investments.
     Because clients advised by the Adviser have different investment objectives or considerations than the Fund, decisions for each such client are made separately and independently in light of the objectives and purposes of such accounts. In addition, the Adviser does not devote its full time and attention to the Fund and will only be required to devote such time and attention to the Fund as it, in its sole discretion, deems necessary for the management of the Fund.
     Ms. Hall’s compensation generally consists of base salary, bonus and equity ownership in the Adviser. In addition, she is eligible for the standard retirement benefits and health and welfare benefits available to all Adviser employees.

Sub-Advisory Agreements
     The Fund has entered into a separate sub-investment advisory agreement with each Sub-Adviser pursuant to which the Sub-Adviser manages the portion of the Fund’s assets allocated to it (each, a “Sub-Advisory Agreement”). The Sub-Advisory Agreements were approved by the Directors who are not parties to such Sub-Advisory Agreements or interested persons of the applicable Sub-Adviser or the Fund and by the full Board at a meeting held in person called for that purpose on June 9, 2005.
     Each Sub-Advisory Agreement provides that it will continue in effect for two years and that, after the initial term, will continue in effect for successive 12-month periods, provided that such continuance is specifically approved at least annually by the vote of a majority of the Directors who are not parties to the applicable Sub-Advisory Agreement or interested persons of the applicable Sub-Adviser cast in person at a meeting called for the purpose of voting on such continuance and by the vote of a majority of the full Board.
     The Sub-Advisory Agreement with Pzena Investment Management, LLC (“PIM Agreement”) provides that it may be terminated without penalty by the Fund on sixty days’ prior written notice to PIM or by PIM on 120 days’ prior written notice to the Fund. In addition, the PIM Agreement provides that (i) other than by reason of willful misfeasance, bad faith, or gross negligence, in the performance of its or their duties, or by reason of the reckless disregard of its or their obligations and duties under such the PIM Agreement, none of PIM or any of its officers, members, partners, stockholders, agents or employees shall have any liability to the Adviser or the Fund or any Limited Partner and (ii) PIM will indemnify the Fund and Adviser and their respective affiliates for all damages, claims and/or losses occasioned by reason of PIM’s willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the PIM Agreement. For the Fund’s fiscal year ended March 31, 2006, $42,000 was payable to PIM for its services.
     The Sub-Advisory Agreement with Payden & Rygel (“Payden & Rygel Agreement”) provides that it may be terminated without penalty by the Fund on sixty days’ prior written notice to Payden & Rygel or by Payden & Rygel on 120 days’ prior written notice to the Fund. In addition, the Payden & Rygel Agreement provides that, in the absence of willful misfeasance, bad faith, negligence, or disregard of its obligations and duties hereunder, Payden & Rygel shall not be subject to any liability to the Adviser, the Fund or their respective affiliates for any act or omission in the course of, or connected with, rendering services under the Sub-Advisory Agreement; provided that Payden & Rygel has agreed to indemnify and hold harmless such parties from any and all claims, losses, expenses, obligations and liabilities (including reasonable attorneys fees) which arise or result from Payden & Rygel’s willful misfeasance, bad faith, negligence, or disregard of its obligations and duties. For the Fund’s fiscal year ended March 31, 2006, $40,814 was payable to Payden & Rygel for its services.
     The Sub-Advisory Agreement with SSgA FM (“SSgA FM Agreement”) provides that it may be terminated without penalty by the Fund on sixty days’ prior written notice to SSgA FM or by SSgA FM on 120 days’ prior written notice to the Fund and the Advisor. In addition, the SSgA FM Agreement provides that SSgA FM will indemnify the Fund and the Adviser and each of their respective affiliates against any and all damages, claims and losses resulting from (i) willful misfeasance, bad faith or gross negligence on the part of SSgA FM in performance of its obligations and duties under the SSgA FM Agreement, (ii) reckless disregard by the Sub-Adviser of its obligations and duties, or (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case, any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act), provided that, other than by reason of willful misfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of the reckless disregard of its obligations and duties under the SSgA FM Agreement, SSgA FM shall not be subject to any liability whatsoever to the Adviser or the Fund, or to any securityholder of the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Fund. In addition, the Fund shall indemnify the Sub-Adviser and its officers, directors, employees and agents against any and all damages, claims and losses resulting from (i) willful misfeasance, bad faith or gross negligence on the part of the Fund in performance of its obligations and duties under the SSgA FM Agreement, or (ii) reckless disregard by the Fund with respect of its obligations and duties under the SSgA FM Agreement. For the Fund’s fiscal year ended March 31, 2006, $30,000 was payable to SSgA FM for its services.

Sub-Adviser Portfolio Manager Disclosure
Pzena Investment Management, LLC

Number of Accounts & Assets for
	Number of Other Accounts Managed & Assets by			Which Advisory Fee
	Account Type			is Performance Based as of March 31,
	as of March 31, 2006			2006
Other
	Registered	Other Pooled		Registered	Pooled
	Investment	Investment		Investment	Investment	Other
Portfolio Manager	Companies	Vehicles	Other Accounts	Companies	Vehicles	Accounts
Pzena Investment Management
Richard S. Pzena(1)
John Goetz(1)
A. Rama Krishna(1)

(1)	Pzena Investment Management is a registered investment adviser that follows a classic value investment approach. As of ___, 2006, the firm manages $ billion in assets for _ separate accounts under five separate asset strategies: Value, Small Cap Value, Mid Cap Value, Large Cap Value and All-Cap Value. Investment decisions for each strategy are made by a three-person investment team. Each member has equal weight in determining how research findings are translated into an earnings model. Further, all decisions require unanimous consent of each of the three individuals. Should one of the members become unavailable for either planned or unplanned reasons, the remaining members would continue the process.
     Potential Conflicts of Interest. In PIM’s view, conflicts of interest may arise in managing the Fund’s portfolio investments, on the one hand, and the portfolios of PIM’s other clients and/or accounts (together “Accounts”), on the other. Set forth below is a brief description of some of the material conflicts that may arise and PIM’s policy or procedure for handling them. Although PIM has designed such procedures to prevent and address conflicts, there is no guarantee that such procedures will detect every situation in which a conflict arises.
     The management of multiple Accounts inherently means there may be competing interests for the portfolio management team’s time and attention. PIM seeks to minimize this by utilizing one investment approach (i.e., classic value investing), and by managing all Accounts on a product-specific basis. Thus, all value Accounts, whether they be Fund accounts, institutional accounts or individual accounts, are managed using the same investment discipline, strategy and proprietary investment model as the Fund.
     If the portfolio management team identifies a limited investment opportunity that may be suitable for more than one Account, the Fund may not be able to take full advantage of that opportunity. However, PIM has adopted procedures for allocating portfolio transactions across Accounts so that each Account is treated fairly. First, all orders are allocated among portfolios of the same or similar mandates at the time of trade creation/ initial order preparation. Factors affecting allocations include availability of cash to existence of client imposed trading restrictions or prohibitions, and the tax status of the account. The only changes to the allocations made at the time of the creation of the order, are if there is a partial fill for an order. Depending upon the size of the execution, PIM may choose to allocate the executed shares pro rata, or on a random basis. As with all trade allocations, each Account generally receives pro rata allocations of any new issue or IPO security that is appropriate for its investment objective. Permissible reasons for excluding an Account from an otherwise acceptable IPO or new issue investment include the Account having NASD restricted person status, lack of available cash to make the purchase, or a client-imposed trading prohibition on IPOs or on the business of the issuer.

     With respect to securities transactions for the Accounts, PIM determines which broker to use to execute each order, consistent with its duty to seek best execution. PIM will bunch or aggregate like orders where doing so will be beneficial to the Accounts. However, with respect to certain Accounts, PIM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, PIM may place separate, non-simultaneous, transactions for the Fund and another Account which may temporarily affect the market price of the security or the execution of the transaction to the detriment of one or the other.
     Conflicts of interest may arise when members of the portfolio management team trade personally in securities investments made or to be made for the Fund or other Accounts. To address this, PIM has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including Fund Limited Partners’ interests) or its current investment strategy. The Code of Ethics generally requires that most transactions in securities by PIM’s Access Persons and their spouses, whether or not such securities are purchased or sold on behalf of the Accounts, be cleared prior to execution by appropriate approving parties and compliance personnel. Securities transactions for Access Persons’ personal accounts also are subject to monthly reporting requirements, and annual and quarterly certification requirements. Access Person is defined to include persons who have access to non-public information about client securities transactions, or portfolio recommendations or holdings, and thus covers all of PIM’s full-time employees except those whose job functions are solely clerical. In addition, no access person, including an investment person, shall be permitted to effect a short-term trade (i.e., to purchase and subsequently sell within 60 calendar days, or to sell and subsequently purchase within 60 calendar days) of securities which (i) are issued by a mutual fund which is advised or sub-advised by PIM, or (ii) are the same (or equivalent) securities purchased or sold by or on behalf of the advisory accounts unless and until the advisory accounts have effected a transaction which is the same as the access person’s contemplated transaction. Finally, orders for proprietary accounts (i.e., accounts of PIM’s principals, affiliates or employees or their immediate family which are managed by PIM) are subject to written trade allocation procedures designed to ensure fair treatment to client accounts.
     Proxy voting for the Fund and the other Accounts’ securities holdings may also pose certain conflicts. PIM has identified the following areas of concern: (1) where PIM manages the assets of a publicly traded company, and also holds that company’s or an affiliated company’s securities in one or more Accounts; (2) where PIM manages the assets of a proponent of a shareholder proposal for a company whose securities are in one or more Accounts; and (3) where PIM has a client relationship with an individual who is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios. PIM’s proxy policies provide for various methods of dealing with these and any other conflict scenarios subsequently identified, including notifying clients and seeking their consent or instructions on how to vote, and deferring to the recommendation of an independent third party where a conflict exists.
     PIM manages some Accounts under performance-based fee arrangements. PIM recognizes that this type of incentive compensation creates the risk for potential conflicts of interest. This structure may create an inherent pressure to allocate investments having a greater potential for higher returns to accounts of those clients paying the higher performance fee. To prevent conflicts of interest associated with managing accounts with different compensation structures, PIM generally requires portfolio decisions to be made on a product specific basis. PIM also requires pre-allocation of all client orders based on specific fee-neutral criteria set forth above. Additionally, PIM requires average pricing of all aggregated orders. Finally, PIM has adopted a policy prohibiting portfolio managers (and all employees) from placing the investment interests of one client or a group of clients with the same investment objectives above the investment interests of any other client or group of clients with the same or similar investment objectives.
     Portfolio managers and other investment professionals at PIM are compensated through a combination of base salary, performance bonus and equity ownership, if appropriate due to superior performance. PIM avoids a compensation model that is driven by individual security performance, as this can lead to short-term thinking which is contrary to the firm’s value investment philosophy. Ultimately, equity ownership is the primary tool used by PIM for attracting and retaining the best people. Shares may be in the form of capital interests or profits only interests.
     All shares are voting shares (i.e., not phantom stock). The equity ownership in PIM as of December 31, 2005 of each member of the investment team who makes investment decisions for the Fund is as follows:

Richard S. Pzena	Greater than 25% but less than 50%

John P. Goetz	Greater than 10% but less than 25%

Antonio DeSpirito, III	Less than 10%

     The portfolio managers do not, and are not eligible to, own any Units of the Fund.
Payden & Rygel
     Payden & Rygel’s investment management philosophy is founded on a team approach to investing. The Investment Policy Committee, composed of six managing principals including Brian Matthews, sets overall policy for all portfolios managed by Payden & Rygel, including the Fund’s assets. The group at Payden & Rygel responsible for day-to-day portfolio management of the Fund’s assets, the Core Bond Strategy Group, which is headed by Brian Matthews, manages $14.50 billion in assets as of March 31, 2006 and is responsible for executing that policy. Set forth in the chart below are the total number of all accounts, and the total assets for those accounts, for which Mr. Matthews, Ms. Syal and Mr. Salvay are directly assigned day-to-day responsibility as of March 31, 2006.

				# of
				Accounts
				Managed
				that	Total Assets
				Advisory	that
Name of Portfolio Manager		Total # of		Fee	Advisory Fee
or		Accounts		Based on	Based on
Team Member	Type of Accounts	Managed	Total Assets	Performance	Performance
1. Brian W. Matthews	Registered Investment Companies:	4	$1.035 billion	0	$0
	Other Pooled Investment Vehicles:	2	$0.657 billion	0	$0
	Other Accounts:	36	$8.837 billion	0	$0

2. Mary Beth Syal	Registered Investment Companies:	3	$0.077 billion	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	31	$0.746 billion	0	$0

3. Michael E. Salvay	Registered Investment Companies:	4	$1.035 billion	0	$0
	Other Pooled Investment Vehicles:	2	$0.657 billion	0	$0
	Other Accounts:	26	$6.973 billion	0	$0
     Compensation of Payden & Rygel Portfolio Managers. In addition to highly competitive base salaries, each portfolio manager receives annual cash bonuses based on merit and corporate profitability. Bonuses are extended to all members of the firm.
     Key personnel, including portfolio managers, receive either a deferred compensation plan or equity ownership in the company. Incentive compensation is based partially on individual performance and partially on the firm’s performance. Bonuses are not based on asset growth or returns. The percentage of compensation, which is base salary plus bonus, or equity incentives, varies between individual investment professionals.
     Payden & Rygel does not compensate directly on performance of individual portfolios, business brought in or any other specific measure. Cash bonuses are determined based on overall contribution and are subjective. Payden & Rygel believes that basing compensation on specific measures such as investment performance can at times create conflicts of interest.
     As a fiduciary, Payden & Rygel has an affirmative duty of care, loyalty, honesty and good faith to act in the best interests of its clients. Compliance with this duty can be achieved by trying to avoid conflicts of interest and by fully disclosing all material facts concerning any conflict that does arise with respect to any client. This policy establishes only the framework within which Payden & Rygel operates its business. Thus, if an employee is uncertain whether a conflict of interest exists, the employee should always seek further clarification by contacting Payden & Rygel’s Chief Compliance Officer.
     Conflicts Among Client Accounts. Conflicts of interest may arise where Payden & Rygel or its employees have reason to favor the interests of one client over another, e.g., larger accounts over smaller accounts, or accounts compensated by performance fees over accounts not so compensated. In such a situation, Payden & Rygel and its employees are specifically prohibited from engaging in any inappropriate favoritism of one client over another client that would constitute a breach of fiduciary duty.
     Client Accounts: Trade Allocation/Aggregation Policy. To maintain efficient trading operations and to ensure that its clients enjoy the benefits of such efficient operations, Payden & Rygel often trades securities in large dollar amounts, which are then allocated in smaller amounts among several client accounts. Clients generally benefit from this process because these “block trades” are transacted at a price that may not be available in smaller size trades. Whether allocating block trades among client accounts, or allocating investment opportunities (e.g., allocation of opportunities to invest in initial public offerings or other new issues), or determining how to aggregate equitably trades for two or more clients, Payden & Rygel’s goal and procedures are the same in each case. It seeks to treat similar client portfolios with similar investment strategies fairly with no client receiving preferential treatment over another client. Thus, when purchasing a security that is suitable for more than one client account with similar investment strategies, the basic procedure of the Payden & Rygel’s traders is to allocate the purchase of the security on a pro rata basis across all such accounts.
     The portfolio managers do not, and are not eligible to, own any Units of the Fund.
SSgA FM
     The compensation of SSgA FM’s investment professionals is based on a number of factors. The first factor considered is external market. Through an extensive compensation survey process, SSgA FM seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e., equity). The second factor taken into consideration is the size of the pool available for this compensation. SSgA FM is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of SSgA and SSgA FM. The determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone’s compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining equity allocations.
     A portfolio manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Fund. Potential conflicts may arise out of (a) the portfolio manager’s execution of different investment strategies for various accounts or (b) the allocation of investment opportunities among the portfolio manager’s accounts with the same strategy.
     A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio manager may also manage accounts whose objectives and policies differ from that of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.
     A potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees — the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.
     SSgA FM manages the Fund’s assets using a team of investment professionals. The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management of the Fund’s assets and assets under management in those accounts as of March 31, 2006:

	Registered		Pooled				Total
	Investment	Assets	Investment	Assets		Assets	Assets
Portfolio	Company	Managed	Vehicle	Managed	Other	Managed	Managed
Manager	Accounts	($ billions)	Accounts	($ billions)	Accounts	($ billions)	($ billions)
David Chin	4 funds	$.9	7 funds	$21.0	8 accounts	$13.7	$35.6
Kala Croce	7 funds	$5.3	2 funds	$7.3	14 accounts	$6.0	$18.6
     As indicated in the table above, portfolio managers at SSgA FM may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio.
     The portfolio managers do not, and are not eligible to, own any Units of the Fund.
Advisory Agreement and Sub-Advisory Agreement Approval Determinations
     In anticipation of forming the Fund, the persons who intended to serve as the initial Board of Directors of the Fund undertook a search for a primary investment adviser to the Fund and sent written requests for proposal to approximately ten investment management firms. These requests for proposal solicited information on numerous pertinent topics, including each firm’s experience in investment management; investment performance; biographical data of relevant investment professionals; compliance and regulatory matters; and firm financial statements. After reviewing responses from these firms, such persons selected four firms, including Offit Hall, as finalists and at a preliminary informal meeting held on February 20, 2004 conducted in-person interviews with representatives of such firms.
     At the meeting, representatives of each advisory firm presented detailed information, including background information on their firm and its resources, their investment philosophy and process, historical performance, client service capabilities, information on portfolio managers and analysts, and information on their firm’s compliance capabilities and resources.
     Following review of this information, the Board preliminarily selected Offit Hall as the investment adviser subject to the approval of the Advisory Agreement. Offit Hall, in accordance with the Fund’s investment objective, then considered the various asset classes in which the Fund should invest directly. At meetings held on August 30, 2004 and February 8, 2005, it was then determined that the most efficient current means to invest the Fund’s assets in index, fixed income and U.S. large capitalization strategies would be to enter into advisory agreements directly with advisory firms. Based on discussions with Offit Hall, the Board determined to ask three investment management firms, PIM, Payden-Rygel and SSgA FM, to submit proposals to the Board. After receiving and reviewing such firms’ written proposals and other information, the Board determined to conduct an in-person Board meeting to meet with representatives of such firms.
     At an in-person Board meeting held on May 2, 2005, representatives of each Sub-Adviser explained to the Board their firm’s investment processes, experience and expertise in the strategy they would be investing on behalf of the Fund. In addition, such firms’ compliance system and ability to manage the Fund’s assets in accordance with the 1940 Act and pursuant to the Fund’s investment restrictions and strategies was discussed and considered. Following this meeting, the Board preliminarily selected each such Sub-Adviser to manage a portion of the Fund’s assets subject to the approval of investment advisory agreements with each such firm.
     At an in-person Board meeting held on May 24, 2005, at which representatives of Offit Hall were present, the Board preliminarily considered the approval of the Advisory Agreement with Offit Hall. The Board requested certain additional information from Offit Hall personnel that was not earlier provided to the Board. It was then determined to postpone the approval of the Advisory Agreement with Offit Hall until the next scheduled in-person Board meeting in order to provide the Board with additional opportunity to consider background information and the appropriateness of the proposed advisory fee with respect to Offit Hall, in addition to considering the same matters with respect to each Sub-Adviser. The Board then appointed Mr. Muraskin as the lead director in examining the proposed advisory agreements and advisory fee proposals with full authority to request additional information from each of Offit Hall and each Sub-Adviser. Mr. Muraskin then requested in writing certain additional information from each of Offit Hall and each Sub-Adviser and follow-on conversations were then conducted with each.
     At an in-person Board meeting held on June 6, 2005, the Board determined to approve the contract with Offit Hall. In reaching this determination, the Board concluded that Offit Hall (a) had a record of superior performance in providing investment advice with respect to a broad range of underlying asset managers and the selection of portfolio funds; with an emphasis on long-term capital growth with consideration given to consistency of returns; (b) had substantial research and portfolio management resources and personnel focused exclusively on the management of portfolios investing in the manner that the Fund would invest; and (c) provided the Fund with the ability to access certain Hedge Funds and Sub-Advisers as a result of the relationship.
     In determining whether to approve the advisory fee of Offit Hall, the Board determined that the proposed advisory fee was in line with the fees payable by other clients to Offit Hall and that, in light of the advisory services to be provided by Offit Hall to the Fund, Offit Hall would not achieve economies of scale with respect to the management of the Fund were the Fund’s asset size to increase. In addition, the Board reviewed and considered the estimated advisory fees and expenses to be borne by the Fund, which included the total advisory fees charged by each of Offit Hall and each Sub-Adviser, as a whole against other publicly registered funds that were fund of funds or fund of managers funds as well as non-publicly registered fund of funds investing in hedge funds. The Board also determined that it was not expected that any fall-out benefits would accrue to Offit Hall as a result of the Advisory Agreement. Finally the Board determined that the Fund would be charged lower fees by certain Sub-Advisers as a result of the relationships between Offit Hall and such Sub-Advisers.
     At that Board meeting, the Board also determined to approve the Sub-Advisory Agreements with each of PIM, Payden & Rygel and SSgA FM. In reaching this decision, the Directors concluded that each Sub-Adviser had (a) a record of superior performance in providing investment advice with respect to the asset class in which they would be investing the Fund’s assets and (b) substantial research and portfolio management resources and personnel focused exclusively on the management of portfolios investing in the manner that the Fund would invest.
     In determining whether to approve the sub-advisory fees payable by the Fund under the Sub-Advisory Agreements, the Board determined that the fees were in line with or lower than the fees currently charged to other clients of such Sub-Adviser.
     In the case of PIM, the Board considered that certain investment company clients of PIM were charged a lower fee than that to be charged to the Fund but that such clients had entered such contracts in prior years when PIM was willing to provide such services at lower rates but that more recent investment company clients of PIM were charged fees in line with those charged to the Fund and that PIM had agreed to include a “most favored nation” clause in the Sub-Advisory Agreement with the Fund. In addition, it was noted that the fees charged to the Fund were in line with the fees currently charged to PIM’s non-investment company clients. The Board also considered that it had not been provided an estimate of PIM’s profit and cost from the contract but that it had received assurances that they were in line with its PIM’s other investment company clients. The Board then reviewed and considered the estimated advisory fees and expenses to be paid to PIM against those paid by other registered investment companies following similar investment strategies as PIM with respect to its allocated portion of Fund assets and concluded that they were comparable. The Board also noted that the contract with PIM provided for fee reductions in the event that the Fund’s assets allocated grew to certain sizes.
     In the case of Payden & Rygel, the Board considered the expected profits and costs of Payden & Rygel that would result from the performance of the Sub-Advisory Agreement. The Board also considered that the Fund would pay a lower fee than other investment company clients of Payden & Rygel and that the fees charged by the Fund were otherwise in line with the fees charged to Payden & Rygel’s non-investment company clients. The Board then reviewed and considered the estimated advisory fees and expenses to be paid to Payden & Rygel against other registered investment companies following similar investment strategies as Payden & Rygel with respect to its allocated portion of Fund assets and concluded that they were comparable. The Board also noted that the contract with Payden & Rygel provided for fee reductions in the event that the Fund’s assets allocated to it grew to certain sizes.
     In the case of SSgA FM, the Board considered the expected costs and profits of SSgA FM resulting from managing the Fund’s allocated assets and that the fees paid to SSgA Fm were in line or lower than those charged by other clients in such index strategy. The Board then reviewed and considered the estimated advisory fees and expenses to be paid to SSgA FM against other registered investment companies following similar investment strategies as SSgA FM with respect to its allocated portion of Fund assets and concluded that they were comparable.
MANAGEMENT
     The Board of Directors consists of 5 persons. Unlike most investment companies that are for-profit endeavors of a sponsor-promoter who serves, or whose affiliate serves, as investment adviser, the Fund’s sponsor-promoter is Peter Kiewit Sons’, Inc. (“Kiewit”) which is not promoting the Fund for profit (except for a de minimis Limited Partner interest in the Fund with the same potential for profit or loss as other Limited Partners’ interests) and thus does not control the Fund’s investment operations as investment adviser. Rather, the Adviser, as otherwise discussed herein and in the Prospectus, is unaffiliated with Kiewit and has been retained by the Fund to provide the investment advisory and other services set forth above. The Fund, through the Board, is responsible for supervising and managing the Adviser.

Directors and
Officers		Term of
Name, Address(1)	Position(s) Held	Office/Length of	Principal Occupation(s)	Other Directorships
and Age	with the Fund	Time Served	During Past 5 Years	Held by Director
Philip J. Ruden, Age 46	Chairman of the Board	Indefinite, since September, 2004	Mr. Ruden is President and Chief Investment Officer of Father Flanagan’s Trust Fund. In 1991, Mr. Ruden founded Prodigy Asset Management, LLC. Prodigy is an SEC registered investment adviser that fulfills the Chief Investment Officer role for endowments, foundations, high net worth families, and institutional clients.	None

Robert D. Bates, Age 65	Director	Indefinite, since June, 2005	Mr. Bates has been the President of Beneficial Partners, Jefferson Pilot Financial for more than the last five years.	Mr. Bates is also a Director of McCarthy Group, Inc.

Directors and
Officers		Term of
Name, Address(1)	Position(s) Held	Office/Length of	Principal Occupation(s)	Other Directorships
and Age	with the Fund	Time Served	During Past 5 Years	Held by Director
Ben E. Muraskin, Age 42	Director	Indefinite, since May, 2005	Mr. Muraskin has been the Treasurer of Kiewit since June 2003 and a Vice President of Kiewit since January 2000.	None

Michael R. McCarthy, Age 55	Director	Indefinite, since September, 2004	Mr. McCarthy has been Chairman of McCarthy Group, Inc. for more than the last five years.	Mr. McCarthy is also a Director of Kiewit, McCarthy Group, Inc., HDR, Inc., Election Systems & Software, Inc., Streck Laboratories Inc., Adesta, LLC, Cabela’s Incorporated and World’s Foremost Bank.

Kenneth E. Stinson*, Age 64	Director	Indefinite, since September, 2004	Mr. Stinson was Chief Executive Officer of Kiewit from March 1998 until December 2004 and was President of Kiewit from August 1997 until December 2000. Mr. Stinson has been a director and Chairman of the Board of Kiewit for more than the last five years.	Mr. Stinson is also a Director of Kiewit, ConAgra Foods, Inc. and Valmont Industries, Inc.

(1)	The address of each Director is c/o Kiewit Investment Fund LLLP, 73 Tremont Street, Boston, MA 02108.

*	Mr. Stinson will be treated as an “interested person” of the Fund, within the meaning of Section 2(a)(19) of the 1940 Act, if and to the extent that he owns 25% or more of the Fund’s outstanding Units.
     Each of the Directors other than Mr. Bates and Mr. Muraskin was appointed to the Board by the General Partner. Mr. Muraskin was appointed to the Board on May 13, 2005 by the full Board. Mr. Bates was appointed to the Board on June 30, 2005 by the full Board. The Directors serve on the Board for terms of indefinite duration. A Director’s position in that capacity will terminate if the Director is removed, resigns or is subject to various disabling events such as death, incapacity or bankruptcy. A Director may resign at any time, and may be removed, with or without cause, by action taken by a majority of the remaining Directors or by a majority of the total number of votes eligible to be cast by all Limited Partners. When there is a vacancy on the Board, the remaining Directors may appoint an individual to serve as Director. The Board may call a meeting of Limited Partners to fill any vacancy on the Board, and must do so within 60 days after any date on which Directors who were initially appointed cease to constitute a majority of Directors then serving.
     The following table sets forth certain information regarding the compensation payable by the Fund. No compensation will be paid by the Fund to Messrs. Stinson and Muraskin.
Compensation Table

		Compensation
Name	Position with Fund	from Fund(1)
Philip J. Ruden	Director	$25,000	(2)
Robert D. Bates	Director	$25,000	(2)
Michael R. McCarthy	Director	$21,000	(2)
Robert L. Giles, Jr.	Chief Executive Officer, Chief Compliance Officer	$84,600
Denise A. Meredith	Chief Financial Officer	$20,520

(1)	For the Fund’s fiscal year ending March 31, 2006.

(2)	The Fund may compensate Directors with Units.
     Currently, Directors who will receive compensation from the Fund will be paid an annual retainer of $20,000 and per-meeting fees of $2,000 (and $2,000 in the case of committee meetings), and will be reimbursed by the Fund for their reasonable out-of-pocket expenses. Directors do not and will not receive any pension or retirement benefits from the Fund.
     The Board has formed an Audit Committee which meets semi-annually at a minimum, and may meet more frequently as needed, which is comprised of Messrs. Bates, Muraskin and Ruden. The functions of the Audit Committee are: (i) to oversee the Fund’s accounting and financial reporting policies and practices, its internal controls and, as the Audit Committee may deem necessary or appropriate, the internal controls of B-41 certain service providers; (ii) to oversee the quality and objectivity of the Fund’s financial statements and the independent audit thereof; and (iii) to the extent there are Directors who are not members of the Audit Committee, to act as a liaison between the Fund’s independent registered public accountants and the Board. During the Fund’s fiscal year ended March 31, 2006, the Audit Committee met two times.
     The Board has formed a Nominating Committee, which is comprised of Messrs. Bates, McCarthy and Ruden. The Nominating Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. During the Fund’s fiscal year ended March 31, 2006, the Nominating Committee did not meet. The Nominating Committee would consider recommendations by Unitholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund at 73 Tremont Street, Boston, MA 02108.
Directors’ Ownership of Units
     The following table shows the dollar range of equity securities beneficially owned by each director in the Fund.

Aggregate Dollar Range of Equity
Securities in All Registered
Investment Companies Overseen
	Dollar Range of Equity	by Director in Family of
Name	Securities in the Fund	Investment Companies
Philip J. Ruden	A	A
Robert D. Bates	E	E
Ben E. Muraskin*	E	E
Michael R. McCarthy	A	A
Kenneth E. Stinson…	E	E

*	This amount includes shares of the Fund owned by Mr. Muraskin’s wife.

…	This amount includes shares of the Fund owned by Mr. Stinson’s children.

Key:
A B C D E	None $1-$10,000 $10,001-$50,000 $50,001-$100,000 Over $100,000
     As of March 31, 2006, directors and officers of the Fund as a group beneficially owned 34.66% of the Units issued by the Fund.

Fund Officers
     In accordance with the Partnership Agreement, the Board has selected the following persons to serve as officers of the Fund:

Name, Address(1)	Position(s) Held With	Term of Office and	Principal Occupation(s)
and Age	The Fund(2)	Length of Time Served	During Past 5 Years
Robert L. Giles, Jr., Age 54	Chief Executive Officer, Chief Compliance Officer	Annual since March, 2005	Mr. Giles retired from Kiewit at the end of 1997 where he had worked for approximately 20 years as Stock Registrar and Internal Audit Manager and as Director of Administration for Kiewit Industrial Co., a subsidiary of Kiewit. Since retiring from Kiewit, he has worked as a consultant.

Denise A. Meredith, Age 50	Chief Financial Officer	Annual since May, 2005	Ms. Meredith left Kiewit in 1999 where she worked for approximately 20 years as an accounting supervisor and staff accountant for Peter Kiewit Sons’, Inc. She has been the Business Manager for Universal Restoration, Inc., since May 2004 and previously held that position from April 2002 to July 2002. Ms. Meredith served as a consultant for Kiewit from July 2002 to June 2003 and has served as a tax preparer for H&R Block.

Gregory Pickard, Age 41	Secretary	Annual since May, 2005	Mr. Pickard is Vice President and Associate General Counsel for J.P. Morgan Investor Services Co. Mr. Pickard served as Associate Counsel and Assistant Vice President at Putnam Investments from 2000 to 2001 and as an Associate Attorney at Kirkpatrick & Lockhart LLP from 1998 to 2000.

(1)	The address of each officer is c/o Kiewit Investment Fund LLLP, 73 Tremont Street, Boston, MA 02108.

(2)	Mr. Pickard is not compensated by the Fund for serving as Secretary.

POTENTIAL CONFLICTS OF INTEREST
Participation in Investment Opportunities
     The Adviser and Sub-Advisers and their respective affiliates may provide investment advice for certain private investment funds, registered investment company and managed accounts and may be appointed in the future to serve as the investment adviser or portfolio manager to other registered investment companies, private investment funds or managed accounts that may pursue investment strategies similar to that of the Fund (the “Other Accounts”). As a general matter, the Adviser and Sub-Advisers (in each case, subject to any policies established by the Board) will consider participation by the Fund in all appropriate investment opportunities that are under consideration for investment for the Other Accounts. There may be circumstances, however, under which the Adviser and Sub-Advisers will cause one (or more) of the Other Accounts to commit a different percentage of assets to an investment opportunity than the Adviser will cause the Fund to commit its assets. There may also be circumstances under which the Adviser and Sub-Advisers will consider or recommend participation by the Other Accounts in investment opportunities in which they do not intend to invest on behalf of the Fund.
     The Adviser and Sub-Advisers will evaluate for the Fund a variety of factors that may be relevant in determining whether, and to what extent, a particular investment opportunity or strategy is appropriate and feasible for the Fund or Other Account at a particular time, including, but not limited to, the following: (i) the nature of the investment opportunity taken in the context of the other investments at the time; (ii) the liquidity of the investment relative to the needs of the particular entity or account; (iii) the availability of the opportunity (e.g., size of obtainable position); (iv) the transaction costs involved; and (v) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ for the Fund and the Other Accounts in the context of any particular investment opportunity, the investment activities of the Fund and the Other Accounts are likely to differ. In addition, the fees and expenses of the Fund may differ from those of the Other Accounts. Accordingly, prospective Limited Partners should note that the future performance of the Fund and the Other Accounts may vary.
     When the Adviser or a Sub-Adviser determines that it would be appropriate for the Fund and one or more Other Accounts, respectively, to participate in an investment opportunity at the same time, orders will be aggregated, placed and allocated on a basis believed to be fair and equitable, consistent with the Adviser’s and Sub-Advisers’ responsibilities under the Advisers Act and the 1940 Act and the Advisers’ and Sub-Advisers’ own internal procedures. Decisions in this regard are necessarily subjective and there is no requirement that the Fund participate, or participate to the same extent as the Other Accounts, in all trades. However, no participating entity or account will receive preferential treatment over any other and the Adviser and Sub-Advisers will take steps to ensure that no participating entity or account (including the Fund) will be systematically disadvantaged by the aggregation, placement or allocation of orders.
     Situations may occur where the Fund could be disadvantaged because of the investment activities conducted by the Adviser and Sub-Advisers. These situations may be based on, among other things, the following: (i) legal restrictions on the combined size of positions that may be taken for the Fund and the Other Accounts, thereby limiting the size of the Fund’s position; (ii) the difficulty of liquidating an investment for the Fund and the Other Accounts where the sale of the combined positions cannot be absorbed; or (iii) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of these options or other instruments.
     The Adviser and Sub-Advisers and their respective affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by affiliates and directors, officers and employees of the Adviser and Sub-Advisers that are the same, different or made at a different time than positions taken for the Fund. In order to mitigate the possibility that the Fund (or investors) will be adversely affected by this personal trading, the Fund, the Adviser and each Sub-Adviser have each adopted a code of ethics in accordance with Section 17(j) of the 1940 Act that restricts investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transaction from trading in securities for which the Fund has a purchase or sale order pending, or for which such a trade is under consideration. The Fund’s, the Adviser’s and each Sub-Advisers’ code of ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Such codes of ethics are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of the Fund’s Code of Ethics and the Adviser’s and Sub-Advisers’ codes of ethics may be obtained, after paying a duplicating fee, by E-mail at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.
     Neither the Adviser nor the Board will have control over the actions of any Portfolio Manager. Portfolio Managers, if not currently registered under the Advisers Act, will generally not have the same regulatory obligations to treat their clients, including Portfolio Funds, in the manner described above and may treat Portfolio Funds less equitably.
Other Matters
     The Adviser and Sub-Advisers will not, acting as principal, purchase securities or other property from, or sell securities or other property to, the Fund except that certain brokers affiliated with the Adviser or Sub-Advisers may act as brokers for the Fund in effecting securities transactions. See “Brokerage.” In addition, the Fund may effect certain principal transactions in securities with one or more Other Accounts, including in some circumstances, accounts the Adviser or Sub-Advisers or any of their respective affiliates serve as a general partner or certain accounts in which they have a financial interest). These transactions would be effected in circumstances where the Adviser or Sub-Advisers have determined that it would be appropriate for the Fund to purchase and it has been determined that it would be appropriate for such Other Account to sell, or the Fund to sell and such Other Account to purchase, the same security or instrument.
     The Fund may not be permitted to purchase or sell securities of any issuer as to which the Adviser or a Sub-Adviser has obtained material, non-public information, until such time as the information is no longer material or has become publicly known. This policy could adversely affect the Fund’s investment performance because the Fund may (i) hold securities of an issuer with respect to which the Adviser or a Sub-Adviser has adverse information, or (ii) not purchase securities of any issuer with respect to which the Adviser or a Sub-Adviser has favorable information.
TAXES
Certain U.S. Federal Income Tax Considerations
     The following discussion, which is based upon the advice of Willkie Farr & Gallagher, LLP, is a summary of certain U.S. federal income tax consequences to persons who hold their Units as capital assets. The discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations, judicial authorities, published positions of the Internal Revenue Service (the “IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion does not address all of the tax consequences that may be relevant to a particular Limited Partner or to Limited Partners subject to special treatment under federal income tax laws. No ruling has been or will be sought from the IRS regarding any matter discussed herein. Except as set forth in “Certain U.S. Federal Income Tax Considerations” in the Prospectus, the Fund has not obtained any legal opinion regarding any tax consequences relating to the Fund. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below. Prospective investors must consult their own tax advisors as to the federal income tax consequences of acquiring, holding and disposing of Units, as well as the effects of state, local and non-U.S. tax laws.
     Except as otherwise indicated, the following discussion addresses the U.S. federal income tax consequences of the purchase, ownership, and disposition of Units only in the case of U.S. persons. For these purposes, the term “U.S. person” means:
•	a citizen or individual resident of the United States;

•	a corporation or other entity created or organized under the laws of the United States or any state thereof or therein, including the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source;

•	a trust if (a) a U.S. court is able to exercise primary supervision over the administration of the trust and one or more U.S. persons has the authority to control all substantial decisions of the trust or (b) the trust was in existence on August 20, 1996 and properly elected to continue to be treated as a U.S. person; or

•	a person whose worldwide income or gain is otherwise subject to U.S. federal income tax on a net income basis.
     If a partnership or entity that is classified as a partnership for U.S. tax purposes holds an interest in the Fund, the U.S. federal income tax treatment of a partner in such partnership generally depends on the status of the partner and the activities of the partnership.
     The Fund intends to be treated as a partnership and not as a “publicly traded partnership” that is treated as a corporation for federal income tax purposes. See “Certain U.S. Federal Income Tax Considerations” in the Prospectus. The following discussion assumes that the Fund will be treated as a partnership for federal income tax purposes.
     It is expected that certain of the Portfolio Funds in which the Fund invests will be treated as partnerships for U.S. federal income tax purposes. Consequently, the Fund’s income, gains, losses, deductions and expenses will depend upon the corresponding items recognized by such Portfolio Funds. Thus, any reference to, and description of the federal income tax aspects of, the Fund’s investment practices and activities, in effect, take into account the investment practices and activities of such Portfolio Funds in which the Fund has invested. Because the nature of such Portfolio Funds’ investments is not known at this time, it is not possible to address the specific tax consequences of the Fund’s investments. Accordingly, the following discussion is intended as a general guide only.
     Taxation of U.S. Limited Partners. By reason of its treatment as a partnership for federal income tax purposes, the Fund will not itself be subject to federal income tax. Rather, each Limited Partner in computing its federal income tax will include his, her or its allocable share of Fund items of income, gain, loss, deduction and expense for the taxable year of the Fund ending within or with the taxable year of the Limited Partner. Nonliquidating cash distributions made by the Fund to a Limited Partner generally will not be taxable to the Limited Partner, except to the extent that the amount of such cash distributions exceeds the distributee’s adjusted tax basis in his, her or its Units.
     The Fund may derive taxable income from an investment that is not matched by a corresponding receipt of cash. This could occur, for example, if the Fund makes an investment in certain non-U.S. corporations. See “Phantom Income from Fund Investments in Non-U.S. Corporations” below. This could also occur if the Fund invests in a Portfolio Fund that is classified as a partnership and such entity allocates income or gain to the Fund without making a corresponding distribution of cash. Although the Fund intends to make annual distributions to Limited Partners with respect to such Limited Partner’s share of the Fund’s net income and net gains, the amount and times of any distributions will be determined in the sole and absolute discretion of the Board and may not be sufficient to enable a Limited Partner to satisfy such Limited Partner’s tax liabilities. In addition, the Board may determine not to pay, or to cease paying, such distributions. In addition, a reduction of Fund nonrecourse borrowings (as defined for federal income tax purposes), if any, would be treated as a constructive distribution of cash to a Limited Partner to the extent of his, her or its allocable share of such reduction, even though an actual cash distribution is not made. Whether or not distributions are made, Limited Partners will be required each year to pay applicable income taxes on their respective shares of the Fund’s taxable income, and may have to pay applicable taxes from other sources. As a result, there may be situations in which a Limited Partner will be required to pay a substantial amount of tax in excess of the amount of cash that the Limited Partner has received from the Fund. Because the Fund currently intends to make distributions no more frequently than once each year, the timing of distributions will not correspond to the due dates of estimated tax payments in the U.S.

     For federal income tax purposes, a Limited Partner’s allocable share of Fund tax items will be determined under the Partnership Agreement. If the IRS successfully challenged the Fund’s allocations of income, gain, loss, deduction and expense, the redetermination of the allocations to a particular Limited Partner for federal income tax purposes might be less favorable to that Limited Partner than the allocations as originally made by the Fund.
     Nature of Fund’s Investments. Certain of the Fund’s investments are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain or “qualified dividend income” into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the timing as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions.
     For example, the Fund’s investment in so-called “section 1256 contracts,” such as futures and most options traded on U.S. exchanges and certain foreign currency contracts, that are held by the Fund at year-end are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss on each Section 1256 contract is characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of how long the position was held by the Fund.
     Generally, and absent the election discussed below, the gains and losses realized by a trader or investor on the sale of securities are capital gains and losses. These capital gains and losses may be long-term or short-term depending, in general, upon the length of time a Portfolio Fund maintains a particular investment position and, in some cases, upon the nature of the transaction. Property held for more than twelve months generally will be eligible for long-term capital gain or loss treatment. The application of certain rules relating to short sales, to so-called “straddle” and “wash sale” transactions and to Section 1256 Contracts may serve to alter the manner in which the Fund’s holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization, of certain gains or losses. Moreover, the straddle rules and short sale rules may require the capitalization of certain related expenses of the Fund.
     One or more Portfolio Funds may make an election to be taxed on a mark-to-market basis and, except for gains and losses on Section 1256 contracts, will report their gains and losses as ordinary income and ordinary loss. The Fund expects that Portfolio Funds making this election will be those whose trading strategies are such that they would not expect to realize significant amounts of long-term capital gain.
     The Fund (through its investments in Portfolio Funds) may realize dividend income eligible to be taxed at a federal rate of 15%. The Fund may realize ordinary income from accruals of interest on securities. Portfolio Funds may hold debt obligations with “original issue discount.” In such case, the Fund would be required to include amounts in taxable income on a current basis even though receipt of such amounts may occur in a subsequent year. Portfolio Funds may also acquire debt obligations with “market discount.” Upon disposition of such an obligation by a Portfolio Fund, the Fund generally would be required to treat gain realized as interest income to the extent of the market discount which accrued during the period the debt obligation was held by the Fund.
     In addition, the Fund or a Portfolio Fund may elect, on a case by case basis, to treat any gain or loss as a capital gain or loss, as the case may be, on so-called “section 988 transactions,” which are generally transactions in which the amount paid or received is in the form of a non-U.S. currency.
     Finally, gain or loss from a short sale of property is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in a Portfolio Fund’s hands. Except with respect to certain situations where the property used by the Portfolio Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by the Portfolio Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year.

     Tax Basis. Fund distributions generally will not be taxable to a Limited Partner to the extent of such Limited Partner’s adjusted tax basis in his, her or its Units. In addition, a Limited Partner is allowed to deduct his, her or its allocable share of Fund losses (if any) only to the extent of such Limited Partner’s adjusted tax basis in his, her or its Units at the end of the taxable year in which the losses occur, and may be subject to other limitations on the deduction of losses described below. A Limited Partner’s adjusted tax basis is equal to the Limited Partner’s aggregate capital contributions to the Fund as adjusted by certain items. Basis is generally increased by the Limited Partner’s allocable share of Fund profits (and items of income and gain) and Fund nonrecourse borrowings (as defined for federal income tax purposes), if any. Basis is generally decreased by the Limited Partner’s allocable share of Fund losses (and items of loss, deduction and expense), the amount of cash distributed by the Fund to the Limited Partner, the Fund’s tax basis of property (other than cash) distributed by the Fund to the Limited Partner and any reduction in the Limited Partner’s allocable share of Fund nonrecourse borrowings (as defined for federal income tax purposes), if any.
     To the extent that a Limited Partner’s allocable share of Fund losses is not allowed because the Limited Partner has insufficient adjusted tax basis in his, her or its Units, such disallowed losses may be carried over by the Limited Partner to subsequent taxable years and will be allowed if and to the extent of the Limited Partner’s adjusted tax basis in subsequent years.
     At Risk Rules. Limited Partners who are individuals (and certain closely held C corporations, if any) are allowed to deduct their allocable share of Fund losses (if any) only to the extent of each such Limited Partner’s “at risk” amount in the Fund at the end of the taxable year in which the losses occur. A Limited Partner’s at risk amount generally is equal to the Limited Partner’s aggregate capital contributions to the Fund. To the extent that a Limited Partner’s allocable share of Fund losses is not allowed because the Limited Partner has an insufficient amount at risk in the Fund, such disallowed losses may be carried over by the Limited Partner to subsequent taxable years and will be allowed if and to the extent of the Limited Partner’s at risk amount in subsequent years.
     Passive Activity Loss Rules. The Fund’s investment activities generally will not constitute a passive activity for purposes of the passive activity loss rules. Thus, subject to the limitations described herein, a Limited Partner will generally be able to deduct Fund losses from taxable income. However, a Limited Partner that is subject to these rules generally will not be allowed to offset his, her or its allocable share of Fund items of income or gain with the Limited Partner’s passive activity losses (as defined for federal income tax purposes) from other sources.
     Investment Interest Limitation. Limited Partners that are individuals (or other noncorporate taxpayers) are allowed to deduct interest paid or accrued by the Fund or the Portfolio Funds on their indebtedness (so-called “investment interest”) only to the extent of each such Limited Partner’s net investment income for the taxable year. If a Limited Partner borrows to finance the purchase of Units, any interest paid or accrued on the borrowing generally will be investment interest that is subject to these limitations. A Limited Partner’s net investment income generally is the excess, if any, of the Limited Partner’s investment income from all sources (which is gross income from property held for investment) over investment expenses from all sources (which are deductions allowed that are directly connected with the production of investment income). Investment income excludes net capital gain attributable to the disposition of property held for investment (and thus would not include any Fund gains on the sale of its investments) as well as “qualified dividend income,” unless the Limited Partner elects to pay tax on such gain or such income at ordinary income rates.
     To the extent that a Limited Partner’s allocable share of the Fund’s or the Portfolio Funds’ investment interest is not allowed as a deduction because the Limited Partner has insufficient net investment income, such disallowed investment interest may be carried over by the Limited Partner to subsequent taxable years and will be allowed if and to the extent of the Limited Partner’s net investment income in subsequent years. Since the amount of a Limited Partner’s allocable share of Fund investment interest that is subject to this limitation will depend on the Limited Partner’s aggregate investment interest and net investment income from all sources for any taxable year, the extent, if any, to which Fund investment interest will be disallowed under this rule will depend on each Limited Partner’s particular circumstances each year.
     Other Limitations on Deductions and Special Code Provisions. An individual, estate or trust may deduct so-called “miscellaneous itemized deductions,” which include fees and certain other expenses of the Fund and the

Portfolio Funds only to the extent that such deductions exceed 2% of the adjusted gross income of the taxpayer. The amount of a Limited Partner’s allocable share of such expenses that is subject to this disallowance rule will depend on the Limited Partner’s aggregate miscellaneous itemized deductions from all sources and adjusted gross income for any taxable year. Thus, the extent, if any, to which such expenses will be subject to disallowance will depend on each Limited Partner’s particular circumstances each year. In addition, the Code further restricts the ability of an individual with an adjusted gross income in excess of a specified amount to deduct miscellaneous itemized deductions. Under such provision, such expenses in excess of 2% of adjusted gross income may be deducted only to the extent they exceed the lesser of (i) 3% of the excess of the individual’s adjusted gross income over the specified amount or (ii) 80% of the amount of certain itemized deductions otherwise allowable for the taxable year.
     Limited Partners will not be allocated any organizational or syndication expenses of the Fund.
     Phantom Income from Fund Investments in Non-U.S. Corporations. The Fund or the Portfolio Funds may invest in non-U.S. corporations that could be classified as passive foreign investment companies and controlled foreign corporations (each as defined for federal income tax purposes). For federal income tax purposes, these investments may, among other things, cause a Limited Partner to recognize taxable income without a corresponding receipt of cash, to incur an interest charge on taxable income that is deemed to have been deferred and/or to recognize ordinary income that would have otherwise been treated as capital gains.
     Non-U.S. Currency Gains or Losses. If the Fund or a Portfolio Fund makes an investment or obtains financing denominated in a currency other than the U.S. dollar, then the Fund or a Portfolio Fund may recognize gain or loss attributable to fluctuations in such currency relative to the U.S. dollar. The Fund or a Portfolio Fund may also recognize gain or loss on such fluctuations occurring between the time it obtains and disposes of non-U.S. currency, between the time it accrues and collects income denominated in a non-U.S. currency, or between the time it accrues and pays liabilities denominated in a non-U.S. currency. Such gains or losses generally will be treated as ordinary income or loss.
     Non-U.S. Taxes. Certain dividends, interest and other income received by the Fund or the Portfolio Funds from sources outside of the U.S. may be subject to withholding taxes imposed by other countries. The Fund and the Portfolio Funds may also be subject to capital gains taxes in certain other countries where it purchases and sells stocks and securities. Tax treaties between the U.S. and other countries may affect, reduce or eliminate such taxes. Limited Partners will be required to include such taxes in their income and generally will be entitled to claim either a credit (subject, however, to various limitations on foreign tax credits) or a deduction (subject to the limitations generally applicable to deductions) for their share of such non-U.S. taxes in computing their federal income tax liability. Such foreign tax credit is subject, however, to foreign source income which may not be allocated, particularly for foreign capital gains taxes.
     Limitation on Deductibility of Capital Losses. Capital losses are deductible only to the extent of capital gains (subject to an exception for individuals under which $3,000 ($1,500 in the case of a married individual filing a separate return) of capital losses may be offset against ordinary income).
     Distributions, Redemptions, and Sales. Cash distributions by the Fund with respect to Units or in redemption of less than all of a Limited Partner’s Units generally will not be taxable to such Limited Partner. Instead, such distributions will reduce, but not below zero, the adjusted tax basis in all of the Units held by such Limited Partner immediately before the distribution. If such distributions by the Fund to a Limited Partner exceed the Limited Partner’s adjusted tax basis in his, her or its Units, the excess will be taxable to it as though it were a gain from a sale or exchange of the Units. It is possible that partial redemptions made during the taxable year could result in taxable gain to a Limited Partner where no gain would otherwise have resulted if the same partial redemption were made at the end of the taxable year. Distributions to Limited Partners may in some circumstances cause adjustments to the tax basis of the Fund’s assets, possibly including reductions in such basis.
     A Limited Partner who sells all of his, her or its Units (including in redemption for cash of all of the Limited Partner’s Units) will recognize gain or loss measured by the difference between the amount realized on the sale and the Limited Partner’s adjusted tax basis in the Units sold (as described in “Tax Basis Rules” above). Such gain or loss generally is expected to be long-term capital gain or loss if the Limited Partner held all such Units for more than one year. The amount realized will include the Limited Partner’s allocable share of Fund nonrecourse borrowings (as defined for federal income tax purposes), if any, as well as any proceeds from the sale. Thus, a tax liability upon the sale of Units may exceed the Limited Partner’s cash proceeds from the sale. Limited Partners will not be able or allowed to freely sell or otherwise transfer their Units. The Partnership Agreement imposes significant restrictions on the transfer of Units.
     Where a redeeming Limited Partner’s adjusted basis in his, her or its Units exceeds the value of such Units by, and the Limited Partner incurs a loss on redemption of, more than $250,000, the Fund will be required under the Code to adjust its basis in its assets downward. A Limited Partner will be required to inform the Fund of his, her or its tax basis in such Units should the General Partner request such information.
     Qualified Dividends and Certain Capital Gains. The U.S. federal income tax rate is currently at a maximum 15% on (a) long-term capital gains received by individuals and (b) “qualified dividend income” received by individuals from certain domestic and foreign corporations. The reduced rates, which do not apply to short-term capital gains, will cease to apply, under current law, for taxable years beginning after December 31, 2008. A portion of a Limited Partner’s allocable share of Fund income and gains may constitute “qualified dividend income” and long-term capital gains. Fund investments in real estate investment trusts (“REITs”) may generate dividend income or net capital gains. Dividends from REITs generally are not “qualified dividends” and thus are not eligible for the reduced rates described in the previous paragraph. A REIT does not pass through losses to its investors.
     Tax Elections. The Board has sole and absolute discretion to decide upon all tax elections for the Fund.
     Reports to Limited Partners. The Fund has the calendar year as its taxable year. Each year, the Fund will distribute Schedules K-1 and supplemental information to Limited Partners reflecting the distributive share of the Fund income, gain, loss, deductions and credits so that they can prepare their respective U.S. federal, state and local income tax returns. The preparation of the Limited Partner’s tax returns is each Limited Partner’s sole responsibility. The Fund’s ability to provide final Schedules K-1 to Limited Partners for any given tax year prior to April 15 of the following year will depend upon when the Fund receives the requisite information from Portfolio Funds. The Fund will provide Schedules K-1 as soon as practicable after it receives all necessary information. Nevertheless, it is inevitable that delays will occur. Limited Partners should therefore be prepared to obtain extensions of the filing dates for their federal, state, foreign and local income tax returns each year. The Fund will use its best efforts to provide Limited Partners with estimated annual federal income tax information for the prior taxable year before April 15, assuming the Fund is able to obtain such information. Because such estimates are dependant upon information from the Portfolio Funds, such estimates may vary substantially from actual taxable income as reported later on the Schedules K-1.
     IRS Audits of the Fund and its Limited Partners. An IRS audit of Fund-related items would be conducted at the Fund level rather than at the Limited Partner level. The general partner will act as the “tax matters partner” for the Fund with the authority to determine the Fund’s responses to an audit. If an audit results in an adjustment, all Limited Partners may be required to pay additional taxes, interest and penalties.
     Backup Withholding. The Fund may be required to withhold federal income tax at a rate of 28% (30% for a non-U.S. person; see below) on a Limited Partner’s allocable share of interest and dividends if the Limited Partner fails to provide the Fund with his, her or its taxpayer identification number or a certificate that he, she or it is exempt from backup withholding, or the IRS notifies the Fund that the Limited Partner is subject to backup withholding. The Limited Partner may be entitled to a federal income tax credit for the amount of any backup withholding if the required information is furnished to the IRS.
     Reportable Transactions. As part of its campaign against abusive tax shelter activity, the Treasury Department has adopted regulations that may require special tax filings and record retention for numerous transactions that are not conventionally regarded as tax shelters.
     Depending upon the nature of transactions effected by the Fund, when the Fund files its annual tax return it may be required to report its transactions on IRS Form 8886. These reporting requirements may also apply to Limited Partners. For example, individuals or trusts that invest in the Fund directly or through partnerships or S corporations and who are allocated $50,000 or more of loss from a Fund section 988 transaction (i.e., a foreign currency transaction) will be required to file an IRS Form 8886 when they file their U.S. federal income tax returns for the year in which the loss is allocated to them. Also, a Limited Partner who is an individual, an S corporation or a trust (or a partnership with one of the foregoing as a partner), and whose allocable share of Fund losses (other than a section 988 transaction) equals or exceeds $2 million in any year or an aggregate of $4 million in any six year period, will also be required to file an IRS Form 8886 with his tax return. For corporate Limited Partners the thresholds are $10 million in any one year or $20 million over a six year period.
     If the Fund effects a transaction that it believes is “reportable”, it will advise the Limited Partners. Each Limited Partner should consult his own tax advisers about his filing obligations with respect to his investment in the Fund and should keep a copy of this offering memorandum and other information supplied to him in connection with his investment. A Limited Partner may be required to file a Form 8886, which requires the Limited Partner to record and report the name and address of each person to whom the Fund paid a fee with regard to the transaction if that person promoted, solicited or recommended the Fund’s participation in the transaction or provided tax advice related to the transaction. The Fund will provide Limited Partners with information necessary to file a Form 8886.
     If an investment in the Fund or the Fund’s transactions are “reportable transactions,” the general partner is required to maintain records, including investor lists containing identifying information, and to furnish those records to the IRS upon demand.
     Recently enacted legislation imposes significant penalties on both a Limited Partner and the general partner for failing to comply with the filing and record keeping requirements. Further, if a reportable transaction is not reported there is a substantially increased risk of a negligence penalty for any related tax deficiencies. The general partner intends to comply with any applicable disclosure requirements and to maintain any required investor lists and other records.
     Certain Considerations for Canadian Resident and Other Non-U.S. Investors. The discussion under this heading applies to certain Limited Partners who are not “U.S. persons” as determined for U.S. federal income tax purposes (“non-U.S. Limited Partners”).
     Although it is not clear, the nature of the Fund’s and the Portfolio Funds’ investment activities may cause a non-U.S. Limited Partner to be treated as engaged in business in the United States and subject to regular U.S. federal income taxation on his, her or its allocable share of Fund income. The Fund cannot give any assurances that its activities or activities of any Portfolio Funds will not cause non-U.S. Limited Partners to be treated as engaged in business in the United States. If a Portfolio Fund that is classified as a partnership for U.S. federal tax purposes were engaged in a U.S. trade or business, the Fund and each non-U.S. Limited Partner would be treated as engaged in a U.S. trade or business. In addition, the Fund may realize gains with respect to interests in U.S. real property, and such gains may be treated as effectively connected with the conduct of a U.S. trade or business in which the Fund engages. Gains on sales of REIT shares and capital gain dividends from REITs may or may not be treated as income that is effectively connected with a U.S. trade or business, depending on, among other things, whether the shares of the REIT are publicly traded.
     If the Fund or a Portfolio Fund were treated as being engaged in a U.S. trade or business, then each non-U.S. Limited Partner generally would be required to file U.S. income tax returns and would be subject to regular U.S. federal income taxation (including applicable alternative minimum tax) on his, her or its allocable share of Fund income effectively connected with such trade or business. In such case, each non-U.S. Limited Partner would be required to file a U.S. federal income tax return reporting his, her or its allocable share of such effectively connected Fund income and to pay U.S. federal income tax at regular U.S. rates on that income. In addition, the Fund would be required to withhold and pay over to the IRS certain amounts with respect to such income. Any amount so withheld would be creditable against the non-U.S. Limited Partner’s ultimate U.S. federal income tax liability, and the non-U.S. Limited Partner would be entitled to a refund to the extent that the amount withheld exceeded such Limited Partner’s U.S. federal income tax liability for the taxable year. A non-U.S. Limited Partner also generally would be subject to U.S. federal income tax on gain realized upon the redemption of Units to the extent of (i) the non-U.S. Limited Partner’s share of unrealized appreciation in the Fund’s assets that is attributable to the Fund’s U.S. trade or business and (ii) if not already described in (i), the non-U.S. Limited Partner’s share of unrealized appreciation in U.S. real property assets held by the Fund. The Fund does not anticipate, however, that any U.S. taxes would be required to be withheld in respect of a non-U.S. Limited Partner in redemption of his, her, or its Units. A corporate non-U.S. Limited Partner’s allocable share of Fund income may be subject to a 30% U.S. branch profits tax.
     Fund allocations of United States source dividends and certain United States source interest income to non-U.S. Partners will be subject to U.S. withholding tax of 30% (unless reduced or eliminated by an applicable treaty). Residents of Canada are entitled to reduced tax withholding under the U.S.-Canada income tax treaty, generally 15% in the case of dividends and 10% in the case of interest.
     Any taxes paid by the Fund in connection with any such withholding will be treated as an advance to the relevant Limited Partners (with interest being charged thereon) and will be repaid on demand, or, with the permission of the Board, recouped by the Fund out of any distributions subsequently made to the relevant Limited Partners. Such advances may be funded by the General Partner or an affiliate thereof (with interest thereon).
     In general, different rules from those described above apply in the case of non-U.S. Partners subject to special treatment under U.S. federal income tax law, including a non-U.S. Limited Partner:
•	who has an office or fixed place of business in the U.S. or is otherwise carrying on a U.S. trade or business;

•	who is an individual present in the U.S. for 183 or more days or has a “tax home” in the U.S. for U.S. federal income tax purposes; or

•	who is a former citizen or resident of the U.S.
Non-U.S. Partners are urged to consult their U.S. tax advisers regarding the tax consequences of investing in the Fund. In addition, Canadian resident Limited Partners should refer to the disclosure under “Taxes — Certain Canadian Federal Income Tax Considerations.”
U.S. State and Local Tax Consequences
     In addition to the U.S. federal income tax consequences described above, Limited Partners should consider potential U.S. state and local tax consequences of an investment in the Fund. State and local tax laws differ in the treatment of limited partnerships such as the Fund and the Portfolio Funds. Some jurisdictions may impose entity level taxes on the Fund or the Portfolio Funds if it is found to have sufficient contact with that jurisdiction. Such taxes are frequently based on the income and capital of the Fund that is allocated to the jurisdiction. Depending on the type of assets held by the Fund or Portfolio Funds, the Fund may be subject to various state and local taxes.
     U.S. state and local laws may differ from U.S. federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and expense. A Limited Partner’s allocable share of Fund income, gain, loss, deduction and expense may be required to be included in determining such Limited Partner’s reportable income for U.S. state and local tax purposes in the jurisdiction(s) in which the Limited Partner is resident. In addition, the Fund may invest in a Portfolio Fund that conducts business in a jurisdiction, which may subject to tax a Limited Partner’s share of the Fund’s income from that business. Prospective investors are urged to consult their own tax advisors with respect to the state, local and non-U.S. tax consequences of acquiring, holding and disposing of Units.
     A Limited Partner may be required to file tax returns in states outside of the Limited Partner’s state of residence or place of business (as the case may be), including foreign jurisdictions. The Board has sole and absolute discretion to file or not to file composite, group or similar state, local and non-U.S. tax returns on behalf of the Limited Partners (where and to the extent permissible under applicable law). If such composite, group or similar filing is made for any jurisdiction, it may eliminate a Limited Partner’s filing requirement in that jurisdiction arising by reason of an investment in the Fund. Each Limited Partner will be required to execute any relevant documents (including a power of attorney authorizing such a filing), to furnish any relevant information and otherwise to do anything necessary in order to facilitate any such composite, group or similar filing. Any taxes paid by the Fund in connection with any such composite, group or similar filing will be treated as an advance to the relevant Limited

Partners (with interest being charged thereon) and will be repaid on demand, or, with the permission of the Board, recouped by the Fund out of any distributions subsequently made to the relevant Limited Partners. Such advances may be funded by the General Partner or an affiliate thereof (with interest thereon). Such taxes may be higher or lower than what a Limited Partner’s state, local or non-U.S. tax liability would be in the absence of such a composite, group or similar filing.
Certain Canadian Federal Income Tax Considerations
     The following discussion, which is based upon the advice of Blake, Cassels & Graydon LLP, is a summary of the principal Canadian federal income tax considerations generally applicable under the Income Tax Act (Canada) (the “Canadian Act”) to a Limited Partner who, for purposes of the Canadian Act, is a resident of Canada, will hold the Units as capital property, and deals at arm’s length with the General Partner within the meaning of the Canadian Act (a “Canadian Limited Partner”). This summary does not apply to a Canadian Limited Partner that is a financial institution within the meaning of section 142.2 of the Canadian Act.
     This summary is based on the current provisions of the Canadian Act and the regulations thereunder (the “Canadian Regulations”) in force on the date hereof, specific proposals (the “Tax Proposals”) to amend the Canadian Act or the Canadian Regulations publicly announced by the Minister of Finance prior to the date hereof and an understanding of the current published administrative and assessing practices of the Canada Revenue Agency (the “CRA”). Except for the Tax Proposals, this summary does not take into account or anticipate any proposed changes to the law or to the CRA’s administrative and assessing practices, whether by legislative, governmental or judicial actions. No ruling or other guidance has been or will be sought from the CRA regarding any matter discussed in this summary.
     THE FOLLOWING DISCUSSION IS INTENDED TO BE A GENERAL DESCRIPTION OF THE CANADIAN FEDERAL INCOME TAX CONSIDERATIONS GENERALLY APPLICABLE TO A CANADIAN LIMITED PARTNER, DOES NOT ADDRESS ALL OF THE TAX CONSEQUENCES THAT MAY BE RELEVANT TO A PARTICULAR CANADIAN LIMITED PARTNER, AND IS NOT INTENDED TO BE, NOR SHOULD IT BE CONSTRUED AS BEING, LEGAL OR TAX ADVICE TO ANY PARTICULAR CANADIAN LIMITED PARTNER. EACH PROSPECTIVE CANADIAN LIMITED PARTNER IS URGED TO CONSULT SUCH CANADIAN LIMITED PARTNER’S OWN TAX ADVISOR AS TO THE PARTICULAR TAX CONSEQUENCES OF THE INVESTMENT IN THE FUND TO SUCH PERSON, INCLUDING THE INTERACTION OF CANADIAN AND U.S. TAX LAWS, AND THE APPLICABILITY AND EFFECT OF ANY PROVINCIAL, LOCAL OR FOREIGN LAWS AND OF CHANGES IN APPLICABLE TAX LAWS.
     Computation of Fund Income. The Fund itself will be treated as a partnership for purposes of the Canadian Act and will not be subject to tax under Part I of the Canadian Act. Each Canadian Limited Partner, however, is required to compute the Fund’s income or loss from each source in accordance with the Tax Act for each fiscal period of the Fund as if the Fund were a separate person resident in Canada.
     Generally speaking, all amounts relevant to the computation of income and gains under the Canadian Act which are at any time paid, received, distributed, valued, borrowed, repaid or expressed in non-Canadian currency must be translated into Canadian dollars using an appropriate exchange rate for that time. Accordingly, the Fund may realize foreign exchange-related gains or losses for purposes of the Canadian Act. The characterization of such gains or losses for Canadian tax purposes will depend on the nature of the transactions that gave rise to such gains or losses. Certain of the Fund’s investments may be subject to particular Canadian tax rules (including the proposed rules described below under the heading “Foreign Investment Entity and Non-Resident Trust Rules”.)
     If the Fund invests in certain types of flow-through entities such as partnerships or trusts, the computation of the income or loss of the Fund for purposes of the Canadian Act will require that the Canadian Limited Partner obtain information regarding the taxable income of that underlying entity for purposes of the Canadian Act. In the case of some of the Fund’s investments in these types of entities, this information may not be made available to the Fund. In this case, the Canadian Limited Partner may only be able to prepare a reasonable estimate of the Fund’s income or loss from these entities for purposes of the Canadian Act.

     Foreign Investment Entity and Non-Resident Trust Rules. Under proposed amendments to the Canadian Act that are proposed to be applicable to taxation years that begin after 2002, special and potentially adverse Canadian income tax rules may apply to the computation of the income or loss of the Fund for purposes of the Canadian Act, if the Fund (or any partnership in which the Fund invests) holds interests in certain trusts that are not resident in Canada or “participating interests” in “foreign investment entities” that are not “exempt interests”.
     The Fund itself would be a “foreign investment entity” under the proposed rules, but the Units would qualify as “exempt interests”.
     Limitations on Deductibility of Interest and on Losses. The Fund and the Canadian Limited Partners may generally deduct in computing their income for purposes of the Canadian Act a reasonable amount of interest on borrowed money used for the purpose of earning income from property. In applying this rule, the interpretation by Canadian tax courts and the administrative and assessing practices of the CRA must be taken into account. For example, particular rules will apply if the Fund borrows to make certain types of investments or borrows to redeem Units or make other distributions to Limited Partners. In addition, on October 31, 2003, the Canadian Department of Finance announced a tax proposal relating to the deductibility of losses (including investment losses) under the Canadian Act. Under the proposal, which is proposed to apply to taxation years beginning after 2004, a taxpayer will be considered to have a loss from a property for a taxation year only if, in that year it is reasonable to assume that the taxpayer will realize a cumulative profit from the property during the time that the taxpayer can reasonably be expected to hold the property, and for this purpose profit does not include capital gains (or capital losses). (A similar proposed rule applies to a loss from business.) If this proposal were to apply to the Fund or to the Canadian Limited Partners, deductions or losses otherwise available to them could effectively be denied. The proposal is still under consideration by the Canadian Department of Finance. On February 23, 2005, the Canadian Department of Finance announced that an alternative proposal to replace the previous proposal would be released for comment at an early opportunity.
     Taxation of the Canadian Limited Partners. Each Canadian Limited Partner will be required to include its share of the Fund’s income for a fiscal period in computing its income for the taxation year in which the fiscal period ends, whether or not the Canadian Limited Partner has received or will receive any distributions from the Fund and whether or not the Canadian Limited Partner has held Units throughout the fiscal period. For reasons similar to those given under “Certain U.S. Federal Tax Income Considerations — Taxation of U.S. Limited Partners” or by reason of application of special Canadian tax rules (including the proposed rules discussed under “Foreign Investment Entity and Non-Resident Trust Rules”), the Fund may have taxable income that is not matched by a corresponding receipt of cash. Subject to the “at-risk rules” described below, each Canadian Limited Partner will be permitted to deduct its share of the Fund’s loss for a fiscal period in computing its income for the taxation year in which the fiscal period ends. A Canadian Limited Partner’s share of the Fund’s income or loss for this purpose should generally be determined in accordance with the provisions of the Limited Partnership Agreement.
     A Canadian Limited Partner will be entitled to claim foreign tax credits for “business-income tax” and “non-business income tax” paid by the Canadian Limited Partners (or by the Fund on their behalf) to foreign (including U.S. federal and state) tax authorities in connection with foreign (including U.S.) source income of the Fund allocated to the Canadian Holder, subject to the detailed rules and limitations in the Canadian Act in that regard, which may limit the availability of the credits. To the extent that full foreign tax credits are not available, the Canadian Holder may be entitled in the alternative to a deduction in computing income for purposes of the Canadian Act.
     At-Risk Rules. The Canadian Act contains rules (the “at-risk rules”) which, in general, will limit the ability of a Canadian Limited Partner to deduct in a taxation year its share of any loss of the Fund for a fiscal period ending in that taxation year to its “at-risk amount” in respect of the Fund at the end of that fiscal period. Any losses of the Fund so restricted may be carried forward indefinitely and claimed as a deduction in computing the Canadian Limited Partner’s taxable income in any subsequent taxation year to the extent, generally, that such losses do not exceed the Canadian Limited Partner’s “at-risk amount” in respect of the Fund at the end of the last fiscal period of the Fund ending in that taxation year.
     In general, the “at-risk amount” of a Canadian Limited Partner at the end of a fiscal period of the Fund will be the amount by which the aggregate of the Canadian Limited Partner’s adjusted cost base of its Units at that time and its share of the Fund’s income for that fiscal period exceeds the aggregate of amounts owing by the Canadian Limited Partner (or a person or partnership not dealing at arm’s length with the Canadian Limited Partner) to the Fund or to a person or partnership not dealing at arm’s length with the Fund and any amount or benefit which the Canadian Limited Partner (or a person not dealing at arm’s length with the Canadian Limited Partner) is entitled, either immediately or in the future and either absolutely or contingently, to receive or obtain to protect it from loss in respect of its investment in the Fund.
     Disposition of Units. On the actual or deemed disposition of a Limited Partner’s interest in the Fund, including a redemption or repurchase by the Fund, a Canadian Limited Partner will generally realize a capital gain (or a capital loss) to the extent that the proceeds of disposition of the Units, net of any reasonable costs of disposition, exceed (or are exceeded by) the Limited Partner’s adjusted cost base of the Units. It is not clear whether or to what extent a Canadian Limited Partner would be entitled to claim a foreign tax credit for any U.S. tax paid in connection with a disposition.
     In general, the adjusted cost base of a Canadian Limited Partner’s Units at a particular time will be the original cost of the Units (determined in Canadian dollars at the date(s) of acquisition thereof) plus the aggregate of the Canadian Limited Partner’s allocated share of the income and the non-taxable portion of capital gains of the Fund for purposes of the Canadian Act for fiscal periods of the Fund ending before that time, less the aggregate of the Canadian Limited Partner’s share of the losses (other than any portion of such losses not deducted by reason of the application of the “at-risk rules”) and the non-allowable portion of any capital losses of the Fund for purposes of the Canadian Act for fiscal periods of the Fund ending before that time and distributions made to the Canadian Limited Partner by the Fund before that time (including tax distributions). In addition, the adjusted cost base of a Canadian Limited Partner’s Units will be reduced by the unpaid principal amount of any indebtedness of the Canadian Limited Partner (a “limited recourse amount”) for which recourse is limited, either immediately or in the future and either absolutely or contingently, and that can reasonably be considered to relate to the acquisition of the Canadian Limited Partner’s Units.
     If a Canadian Limited Partner’s adjusted cost base of its Units is negative at the end of a taxation year, the amount by which it is negative will be deemed to be a capital gain realized by the Canadian Limited Partner in that taxation year and the Canadian Limited Partner’s adjusted cost base of its Units will be increased by the amount of the deemed capital gain.
     Tax Treatment of Capital Gains and Losses. One-half of any capital gain (a “taxable capital gain”) must be included in income and one-half of any capital loss may be deducted only from taxable capital gains, in accordance with the rules in the Canadian Act.
     Tax Treatment of Dividends. Dividends from taxable Canadian corporations allocated by the Fund to Canadian Limited Partners will generally be treated for purposes of the Canadian Act in the same manner as dividends directly received from taxable Canadian corporations. Individuals would generally be eligible for gross-up and dividend tax credit treatment. Private corporations (that are not “specified financial institutions”) would generally be eligible for the inter-corporate dividend deduction, and would generally be subject to refundable Part IV tax at the rate of 33 1/3%. Dividends from corporations other than taxable Canadian corporations (including U.S. REITs structured as corporations) will be fully included in computing the income or loss of the Fund for purposes of the Canadian Act (regardless of whether or not they are treated as capital gains or otherwise subject to special treatment for U.S. tax purposes).
     Refundable Tax on Canadian-Controlled Private Corporations. A “Canadian-controlled private corporation” as defined in the Canadian Act, may be liable to pay, in addition to tax otherwise payable under the Canadian Act, a refundable tax of 6 2/3% determined by reference to its aggregate investment income (other than dividends deductible in computing the corporation’s taxable income). For this purpose, investment income includes taxable capital gains.
     Alternative Minimum Tax. A Canadian Limited Partner who is an individual (other than certain trusts) may in certain circumstances be liable for alternative minimum tax under the Canadian Act. Among the factors that may give rise to alternative minimum tax are the realization of capital gains (or the allocation of capital gains by a partnership), and incurring carrying costs (such as interest expense) for a year in respect of the acquisition of a limited partnership interest that exceed the individual’s share of income of the partnership for that year.
     Filing Requirements. Each Canadian Limited Partner is responsible for filing its own Canadian tax return reporting the Canadian Limited Partner’s share of the income or loss of the Partnership and for paying all taxes, and paying all required tax installments. The Fund will not be obligated to provide to the Canadian Limited Partners all information with respect to the Fund that may be necessary to enable them to complete their Canadian tax returns, and accordingly the Canadian Limited Partners may have to complete their Canadian tax returns on an estimated basis. However, the Board may in its sole and absolute discretion respond to reasonable requests by Canadian Limited Partners for information beyond that which the Fund routinely provides to the extent it can be provided without significant effort or expense.
     There is no requirement that any Canadian Limited Partner (or any other partner) file an annual Canadian partnership information return for the Fund, provided that it does not carry on business in Canada (itself or through other partnerships) for purposes of the Canadian Act.
     Foreign Property Information Reporting. The Units of the Fund will be treated as “specified foreign property” for purposes of special foreign property information reporting rules in the Canadian Act. A Canadian Limited Partner whose cost amount of Units at any time in a year or fiscal period, together with the cost amount of other “specified foreign property” of the holder, exceeds CDN$100,000 will be required to file an information return in respect of such specified foreign property.
     No Tax Shelter Registration. The Canadian Act contains numerous provisions related to investment in a “tax shelter.” For this purpose, a “tax shelter” generally includes any property in respect of which it can reasonably be considered, having regard to statements or representations made or proposed to be made in connection with the property, that if a person were to acquire an interest in the property, then at the end of a taxation year that ends within 4 years after the date of acquisition, the total amounts or losses represented to be deductible in computing income in respect of the interest in the property would equal or exceed the cost of the property (as reduced by certain prescribed benefits). The Fund does not believe that the Units will fall within the definition of a “tax shelter” and accordingly does not propose to obtain a tax shelter identification number for the Fund.
BROKERAGE
     The Adviser, to the extent it places orders for the execution of portfolio transactions, and each Sub-Adviser will be responsible for placing orders for the execution of portfolio transactions and the allocation of brokerage transactions with respect to their respective allocated Fund assets. Transactions on the great majority of foreign stock exchanges involve the payment of a combination of fixed and negotiated commissions, while transactions on U.S. stock exchanges and on some foreign stock exchanges generally involve the payment of negotiated brokerage commissions. No stated commission is generally applicable to securities traded on a principal basis in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. Transactions may also be executed on an agency basis in over-the-counter markets, which will involve the payment of negotiated or fixed commissions, when deemed consistent with the Fund’s brokerage policies.
     In selecting brokers to effect transactions on behalf of the Fund, the Adviser and each Sub-Adviser will be required to seek to obtain the best price and execution, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, the scope and quality of brokerage services provided, and in the case of transactions effected with unaffiliated brokers, the firm’s risk in positioning a block of securities. Although the Adviser and each Sub-Adviser will generally be required to seek reasonably competitive commission rates, the Adviser and each Sub-Adviser will not necessarily pay the lowest commission available on each transaction. The Adviser and each Sub-Adviser have no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities.
     Consistent with the principle of seeking best price and execution, the Adviser and/or each Sub-Adviser may place brokerage orders on behalf of the Fund with brokers (including their affiliates) that provide supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Adviser and/or each Sub-Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser and/or each Sub-Adviser to the Fund and other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term. Information and research received from such brokers will be in addition to, and not in lieu of the services required to be performed by the Adviser and/or each Sub-Adviser under the applicable investment advisory agreement. The expenses of the Adviser and/or each Sub-Adviser are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Adviser and/or each Sub-Adviser or their respective affiliates in providing services to clients other than the Fund. In addition, not all of the supplemental information is used by the Adviser and/or each Sub-Adviser in connection with the Fund. Conversely, the information provided to the Adviser and/or each Sub-Adviser by brokers and dealers through which other clients of the Adviser and/or each Sub-Adviser or their respective affiliates effect securities transactions may be useful to the Adviser and/or each Sub-Adviser in providing services to the Fund. For the Fund’s fiscal year ended March 31, 2006, the aggregate amount of brokerage commission paid by the Fund was $11,823.92.
     The Fund’s portfolio turnover rate may result in brokerage expenses that may exceed those of other registered investment companies. A high turnover rate may also result in the realization of capital gains, including short-term gains, which will be taxable to the partners as ordinary income. Transactions with any affiliated broker would be effected pursuant to procedures adopted by the Fund pursuant to Section 17(e) of the 1940 Act and Rule 17e-1 thereunder. Among other things, Section 17(e) and those procedures provide that when acting as broker for the Fund in connection with the sale of securities to or by the Fund, an affiliated broker may not receive any compensation exceeding the following limits: (i) if the sale is effected on a securities exchange, the compensation may not exceed the “usual and customary broker’s commission” (as defined in Rule 17e-1 under the 1940 Act); (ii) if the sale is effected in connection with a secondary distribution of securities, the compensation cannot exceed 2% of the sale price; and (iii) the compensation for sales otherwise effected cannot exceed 1% of the sales price. Rule 17e-1 defines a “usual and customary broker’s commission” as one that is fair compared to the commission received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time.
GENERAL INFORMATION
Net Asset Value
     At the end of any quarter during which the Fund is conducting a Repurchase Offer, the Board shall cause the Fund to effectuate a reverse split of Units, if necessary, so that the net asset value per Unit is equal to at least $10,000.
Proxy Voting
     The Fund has delegated voting of proxies in respect of portfolio holdings to the Adviser. The Adviser will exercise the Fund’s vote with respect to Portfolio Funds in accordance with its proxy voting guidelines and procedures. The Adviser delegates to each Sub-Adviser the voting of proxies in respect of the Fund’s assets allocated to such Sub-Adviser in accordance with such Sub-Adviser’s proxy voting guidelines and procedures.
     Portfolio Funds that the Fund invests in are primarily private investment partnerships and similar investment vehicles, which are not voting securities. To the extent the Fund invests in Portfolio Funds that are voting securities, which would generally include mutual funds, the Fund’s primary consideration in voting portfolio proxies would be the financial interests of the Fund and Limited Partners.
     For the purpose of voting portfolio proxies relating to voting securities held by the Fund, if any, the Fund has adopted the Adviser’s proxy voting guidelines and procedures, which is attached as Annex A hereto. The Sub-Advisers’ respective proxy voting guidelines and procedures are attached as Annex B hereto.

     The Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended each June 30th, no later than August 31st of each year. The Fund’s Form N-PX filing is available (i) without charge, upon request, by calling the Fund’s transfer agent at (800) 443-4306 and (ii) on the SEC’s website at www.sec.gov.
     The Adviser is responsible for the selection and ongoing monitoring of Sub-Advisers who provide the day-to-day portfolio management. The Fund has delegated proxy voting responsibility to the Adviser. Because the Adviser views proxy voting as a function that is integral to portfolio management, it has in turn delegated the proxy voting responsibility for each portion of the Fund to the Sub-Advisers who manage each portion of the Fund. The primary focus of the Fund’s proxy voting program, therefore, is to seek to ensure that the Sub-Advisers have adequate proxy voting policies and procedures in place and to monitor each Sub-Adviser’s proxy voting. These policies and procedures may be amended from time to time based on experience as well as changing environments, especially as new and/or differing laws and regulations are promulgated.
Control Persons and Owners of Units
     Kenneth E. Stinson, Kiewit Plaza, Omaha, NE 68131, may be deemed to be a control person of the Fund by virtue of his ownership of approximately 33.441% (which includes .06% of the Fund’s outstanding Units owned beneficially by Mr. Stinson’s children) of the Fund’s outstanding Units as of March 31, 2006.
     As of March 31, 2006, the name, address and percentage of ownership of each person (other than Mr. Stinson) that owns of record or is known by the Fund to own of record or beneficially 5% or more of the Fund’s outstanding Units were as follows:

Name and Address	Percent of Units Owned
Alan K. Kirkwood Salmon Creek Executive Suites 2101 NE 129th Street, Suite 200 Vancouver, WA 98686	7.921%

Steve Hansen 2200 Columbia House Blvd. Vancouver, WA 98661	5.351%
FINANCIAL STATEMENTS
     The Fund’s annual report, which either accompanies this statement of additional information or has previously been provided to the investor to whom this statement of additional information is being sent, is incorporated herein by reference with respect to all information regarding the Fund included therein. The Fund’s audited financial statements as of March 31, 2006, together with the independent registered public accountants’ report thereon, are attached to the annual report of the Fund. The Fund’s annual report to Limited Partners is available without charge, upon written or oral request, by contacting the Fund at P.O. Box 182913, Columbus, Ohio 43218-2913, by telephone at (800) 443-4306, by e-mail at kifinfo@bisys.com or on the worldwide web at www.kiewitinvestmentfund.com.

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Annex A
Offit Hall Capital Management LLC
PROXY VOTING POLICIES AND PROCEDURES
Background
     Offit Hall (the “Adviser”) typically provides independent advice to individuals, families, and institutions regarding investment strategy, asset allocation and selection of investment managers. In addition, the Adviser manages a number of funds of funds (for instance, hedge funds and private equity) for advisory and other clients.
     The Adviser generally does not vote proxies on behalf of its clients, unless specified by agreement. However, when the Adviser has the responsibility to vote proxies, it will do so in accordance with the following policies and procedures, which are designed to ensure that proxies are voted on in the best interest of clients.
Definitions
     “Best interest of clients” — Clients’ best economic interests over the long term.
     “Material conflict of interest” — Circumstances when the Adviser knowingly does business with a proxy issuer or an entity under common control with such an issuer, which creates an actual or apparent material conflict between the interests of the Adviser and the interests of one or more clients in how proxies of that issuer are voted.
General Voting Policies
     Client’s Best Interest. These policies and procedures are designed in a way that is reasonably expected to ensure that proxies are voted in the best interests of clients. Proxies are voted with the aim of furthering the best interests of clients, promoting good corporate governance and adequate disclosure of company policies, activities and returns, including fair and equal treatment of shareholders.
     Case-by-Case Basis. These policies and procedures are guidelines. Each vote is ultimately cast on a case-by-case basis, taking into consideration the client’s best interests, the contractual obligations under the advisory agreement or comparable document, as applicable, and all other relevant facts and circumstances at the time of the vote. The Adviser may cast proxy votes in favor of management proposals or seek to change the views of management, considering specific issues as they arise on their merits. The Adviser may also join with other investment managers in seeking to submit a shareholder proposal to a company or to oppose a proposal submitted by the company. Such action may be based on fundamental, social, environmental or human rights grounds such that they are in accordance with clients’ best interests.
     Individualized. These policies and procedures are tailored to suit the Adviser’s advisory business and the types of securities portfolios the Adviser manages for its clients. To the extent that clients (e.g., family offices, investment companies, corporations, pension plans) have adopted their own procedures, the Adviser may vote the same securities differently depending upon individual client’s directions.
     Material Conflicts of Interest. Material conflicts are resolved in the best interest of clients. When a material conflict of interest between the Adviser and its respective client(s) is identified, the Adviser will choose among the procedures set forth in the section “Specific Voting Policies,” to resolve such conflict.
     Limitations. The circumstances under which the Adviser may take a limited role in voting proxies include the following:
     Limited Value. The Adviser may refrain from voting a client’s proxy if the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.

     Unjustifiable Costs. The Adviser may refrain from voting a client’s proxy for reasons of cost or impracticability (e.g., non-U.S. securities regarding which obstacles to voting have been imposed).
     Special Considerations. The Adviser’s responsibilities for voting proxies are determined generally by its obligations under each advisory contract or similar document. If a client requests in writing that the Adviser vote its proxy in a manner inconsistent with these policies and procedures, the Adviser may follow the client’s direction or may request that the client vote the proxy directly.
     Sources of Information. The Adviser may conduct research internally and/or use the resources of an independent research consultant or independent service provider. The Adviser may consider legislative materials, studies of corporate governance and other proxy voting issues, and/or analyses of shareholder and management proposals by a certain sector of companies, e.g., Fortune 500 companies.
Specific Voting Policies
     The following represent general guidelines of the Adviser for voting proxies in specific situations.
     General Philosophy.

•	Support existing management on votes on the financial statements of a company and the election of the Board of Directors, unless there are grounds to suspect that either the accounts as presented or audit procedures used do not present an accurate or complete picture of the results; and

•	Support routine issues such as the appointment of independent auditors.
     Anti-takeover Measures. The Adviser may vote on anti-takeover measures on a case-by-case basis taking into consideration such factors as the long-term financial performance of the target company relative to its industry competition. Key measures of performance will include the growth rates for sales, operating income, net income and total shareholder returns. Other factors which will be considered include margin analysis, cash flow and debt levels.
     Proxy Contests for Control. The Adviser may vote on proxy contests for control on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry, management’s track record, background to the proxy contest, qualifications of director nominees, evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met, and stock ownership positions.
     Contested Elections. The Adviser may vote on contested elections on a case-by-case basis taking into consideration such factors as the qualifications of all director nominees. The Adviser also considers the independence of board and key committee members and the corporate governance practices of the company.
     Executive compensation proposals. The Adviser may consider such proposals on a case-by-case basis taking into consideration such factors as the performance of the company and its executives and comparability of compensation with respect to other executives in the company or in the company’s industry.
     Shareholder Proposals. The Adviser may consider such proposals on a case-by-case basis. The Adviser generally supports those proposals, which will improve the company’s financial performance, corporate governance or business profile at a reasonable cost, but may oppose proposals which are likely to result in significant cost being incurred with little or no benefit to the company or its shareholders.
     Director Nominees. The Adviser may evaluate director nominees on a case-by-case basis, considering such factors as record and reputation, expertise, time commitment, corporate governance, and pursuit of shareholder value, among others.

Availability of Policies and Procedures/Disclosure of Proxy Voting Record
     For accounts for which the Adviser has voting responsibility, the Adviser will, upon a client’s request, provide a record of how the client’s shares were voted and a current copy of these proxy voting policies and procedures. Upon receipt of such requests, the previous year’s proxy voting records will be furnished unless the client requests otherwise. Clients will direct their requests as follows:

In writing:	Offit Hall Capital Management LLC
One Maritime Plaza, Fifth Floor
San Francisco, CA 94111
Conflict of Interest
     If the Adviser determines there is, or may be, a material conflict between the Adviser’s interests and those of the client, for whose account the Adviser has proxy voting responsibility, the Adviser may choose among the following options to deal with the conflict: (1) vote in accordance with the recommendations of an independent service provider that the Adviser may use to assist it in voting proxies; (2) “echo vote” or “mirror vote” the proxies in the same proportion as the votes of other proxy holders that are not the Adviser’s clients; (3) if possible, erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict; (4) if practical, notify affected clients of the conflict of interest and seek a waiver of the conflict; or (5) if agreed upon in writing with the client, forward the proxies to affected clients allowing them to vote their own proxies.
Unaffiliated Investment Funds
     The Adviser may serve as the investment adviser to otherwise unaffiliated investment funds (“Funds”), which may delegate proxy voting responsibility to the Adviser. Where such a Fund uses sub-advisers to manage all or portions of the Fund’s portfolio, the Adviser generally delegates proxy voting responsibility for the appropriate portion of the Fund’s portfolio to these sub-advisers. In such cases, the Adviser generally has oversight responsibilities to provide assurances that sub-advisers have reasonably designed proxy voting policies and procedures and to monitor each such sub-adviser’s compliance with these policies and procedures.
Recordkeeping
     The Adviser maintains records of proxy voting pursuant to Section 204-2 of the Advisers Act.

Annex B
Pzena Investment Management, LLC
Amended and Restated
Proxy Voting Policies and Procedures
Effective July 1, 2003
and
Further amended March 15, 2004 and August 1, 2004
I. Requirements Described.
     A. Investment Advisers Act Requirements. Although the Investment Advisers Act of 1940, as amended (the “Advisers Act”), does not explicitly require that a registered investment adviser vote client-owned shares on behalf of its clients, the SEC contends that the adviser’s fiduciary duty extends to voting (as well as trading) and requires that, if the adviser has the obligation to vote shares beneficially owned by its clients, the adviser vote in the best interest of clients. In addition, Rule 206(4)-6 of the Advisers Act requires an investment adviser who exercises voting authority over client proxies to adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of clients, to disclose to clients information about those policies and procedures, to disclose to clients how they may obtain information on how the adviser has voted their proxies, and to maintain certain records relating to proxy voting.
     B. United Kingdom Code of Conduct Considerations. Certain offshore clients have contractually obligated PIM to vote proxies and take other corporate actions consistent with the UK Combined Code of Practice. This Combined Code is the UK equivalent of to the Sarbanes-Oxley Act. The Combined Code is mostly a prudential guide setting out the kinds of things investment firms should be watching out for in their portfolio companies in order to ensure shareholders derive value from their investments. With respect to proxy voting, the Combined Code emphasizes that investment advisers have a responsibility to make considered use of their votes. Best practice recommendations under the Combined Code for fulfilling this duty include meetings between the investment adviser and senior management of portfolio companies, and monitoring of portfolio companies’ (1) governance arrangements (particularly those relating to board composition, structure, accountability and independence), (2) management compensation arrangements, (3) financial reporting, (4) internal controls, and (5) approach to corporate social responsibility.
     C. ERISA Considerations. The Department of Labor has taken the position that an investment adviser managing pension plan assets generally has the responsibility to vote shares held by the plan and subject to the investment adviser’s management, unless this responsibility is specifically allocated to some other person pursuant to the governing plan documents. The following principles apply to voting responsibilities of an investment adviser with respect to shares held on behalf of an ERISA pension plan:
     1. Responsibility for voting should be clearly delineated between the adviser and the trustee or other plan fiduciary that appointed the adviser.
     2. An adviser with voting authority must take reasonable steps to ensure that it has received all proxies for which it has voting authority and must implement appropriate reconciliation procedures.
     3. In voting, an investment adviser must act prudently and solely in the interests of pension plan participants and beneficiaries. An investment adviser must consider factors that would affect the value of the plan’s investments and may not subordinate the interests of plan participants and beneficiaries in their retirement income to unrelated objectives, such as social considerations. (However, other Department of Labor pronouncements in the context of investment decisions indicate that social considerations may be used in making investment decisions to select among investments of equal risk and return.)
     4. No one can direct the investment manager’s vote on a specific issue or on a specific company unless that contingency is provided for in writing and the person giving such direction is a named fiduciary of the plan.

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     5. The client must periodically monitor the adviser’s voting activities, and both the client’s monitoring activities and the adviser’s voting activities (including the votes cast in each particular case) must be documented.
II. Procedures.
     A. Introduction.
          As of October 1, 2001, PIM (“PIM”) began subscribing to a proxy monitor and voting agent service offered by Institutional Shareholder Services, Inc. (“ISS”). Under the written agreement between ISS and PIM, ISS provides a proxy analysis with research and a vote recommendation for each shareholder meeting of the companies in our separately managed account client portfolios and the U.S. companies in the Pzena Investment Management International — Pzena Global Value Service portfolio. They also vote, record and generate a voting activity report for our clients and offer a social investment research service which enables us to screen companies for specific issues (e.g., tobacco, alcohol, gambling). The provision of these services became operational as of November 15, 2001. PIM retains responsibility for instructing ISS how to vote, and we still apply our own guidelines as set forth herein when voting. If PIM does not issue instructions for a particular vote, the default is for ISS to mark the ballots in accordance with these guidelines (when they specifically cover the item being voted on), and with management (when there is no PIM policy covering the vote).1 PIM personnel continue to be responsible for entering all relevant client and account information (e.g., changes in client identities and portfolio holdings) in the Checkfree/APL system. A direct link download has been established between Checkfree/APL and ISS. ISS assists us with our record keeping functions, as well as the mechanics of voting. As part of ISS’s recordkeeping/administrative function, they receive and review all proxy ballots and other materials, and generate reports regarding proxy activity during specified periods, as requested by us. To the extent that the Procedures set forth in the Section II are carried out by ISS, PIM will periodically monitor ISS to insure that the Procedures are being followed and will conduct random tests to verify that proper records are being created and retained as provided in Section 4 below.
     B. Compliance Procedures.
          PIM’s standard Investment Advisory Agreement provides that until notified by the client to the contrary, PIM shall have the right to vote all proxies for securities held in that client’s account. In those instances where PIM does not have proxy voting responsibility, it shall forward to the client or to such other person as the client designates any proxy materials received by it. In all instances where PIM has voting responsibility on behalf of a client, it follows the procedures set forth below. The Director of Research is responsible for monitoring the PIM Analyst’s compliance with such procedures when voting. The Director of Compliance is responsible for monitoring overall compliance with these procedures.
     C. Voting Procedures.
     1. Determine Proxies to be Voted
          Based on the information provided by PIM via the direct link download established between Checkfree/ APL and ISS mentioned above, ISS shall determine what proxy votes are outstanding and what issues are to be voted on for all client accounts. Proxies received by ISS will be matched against PIM’s records to verify that each proxy has been received. If a discrepancy is discovered, ISS will use reasonable efforts to resolve it, including calling ADP and/or applicable Custodians. Pending votes will be forwarded first to the firm’s Director of Compliance who will perform the conflicts checks described in Section 2 below. Once the conflicts checks are completed, the ballots and supporting proxy materials will be returned to the Proxy Coordinator who will forward them on to the Analyst who is responsible for the Company soliciting the proxy. Specifically, the Analyst will

[1]	This default was phased in during early 2002 in order to give ISS time to customize their system. If we did not issue instructions for a particular proxy during the phase-in period. ISS marked the affected ballots based on the recommendations issued by ISS for that vote.

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receive a red folder containing the proxy statement, a printout of the Company’s Annual Report, the proxy analysis by ISS, a blank disclosure of personal holdings form, and one or more vote record forms.2 The Analyst will then mark his/her voting decision on the Vote Record Form, initial this form to verify his/her voting instructions, and return the red folder to the Proxy Coordinator who will then enter the vote into the ISS/Proxy Monitor System. Any notes or other materials prepared or used by the Analyst in making his/her voting decision shall also be filed in the red folder.
          If an Analyst desires to vote against management or contrary to the guidelines set forth in this proxy voting policy or the written proxy voting policy designated by a specific client, the Analyst will discuss the vote with the Chief Executive Officer and/or Director of Research and the Chief Executive Officer and/or Director of Research shall determine how to vote the proxy based on the Analyst’s recommendation and the long term economic impact such vote will have on the securities held in client accounts. If the Chief Executive Officer and/or Director of Research agree with the Analyst recommendation and determines that a contrary vote is advisable the Analyst will provide written documentation of the reasons for the vote (by putting such documentation in the red folder and/or e-mailing such documentation to the Proxy Coordinator and General Counsel/Director of Compliance for filing.) When the Analyst has completed all voting, the Analyst will return the red folder to the Proxy Coordinator who will enter the votes in the ISS system. Votes may not be changed once submitted to ISS unless such change is approved in writing by both the Director of Compliance and the Director of Research.
     2. Identify Conflicts and Vote According to Special Conflict Resolution Rules
          The primary consideration is that PIM act for the benefit of its clients and place its client’s interests before the interests of the firm and its principals and employees. The following provisions identify potential conflicts of interest that are relevant to and most likely to arise with respect to PIM’s advisory business and its clients, and set forth how we will resolve those conflicts. In the event that the Research Analyst who is responsible for the Company soliciting a particular proxy has knowledge of any facts or circumstances which the Analyst believes are or may appear be a material conflict, the Analyst will advise PIM’s Director of Compliance, who will convene a meeting of the proxy committee to determine whether a conflict exists and how that conflict should be resolved.
          a. PIM has identified the following areas of potential concern:
•	Where PIM manages any pension or other assets of a publicly traded company, and also holds that company’s or an affiliated company’s securities in one or more client portfolios.

•	Where PIM manages the assets of a proponent of a shareholder proposal for a company whose securities are in one or more client portfolios.

•	Where PIM has a client relationship with an individual who is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios.

•	Where a PIM officer, director or employee, or an immediate family member thereof is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios. For purposes hereof, an immediate family member shall be a spouse, child, parent or sibling.
          b. To address the first potential conflict identified above, PIM’s Director of Compliance will maintain a list of public company clients that will be updated regularly as new client relationships are established with the firm.

[2]	A separate ballot and vote record form may be included in the red folder if the company soliciting the proxy is included in the portfolio of a client who has designated specific voting guidelines in writing to PIM which vary substantially from these policies and if the Custodian for that client does not aggregate ballots before sending them to ISS. In such event, the Analyst shall evaluate and vote such ballot on an individual basis in accordance with the applicable voting guidelines.

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Upon receipt of each proxy to be voted for clients, the Proxy Coordinator will give the ballot and supporting proxy materials to PIM’s Director of Compliance who will check to see if the company soliciting the proxy is also on the public company client list. If the company soliciting the vote is on our public company client list and PIM still manages pension or other assets of that company, the Director of Compliance will note this in the red folder so that the Analyst responsible for voting the proxy will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.
          c. To address the second potential conflict identified above, PIM’s Director of Compliance (with the assistance of PIM’s Director of Operations during the busy proxy season — March through June) will check the proxy materials to see if the proponent of any shareholder proposal is one of PIM’s clients (based on the client list generated by our Portfolio Management System, Checkfree/APL). If the proponent of a shareholder proposal is a PIM client, the Director of Compliance will note this in the red folder so that the Analyst responsible for voting the proxy will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.
          d. To address the third potential conflict identified above, PIM’s Director of Compliance (with the assistance of PIM’s Director of Operations during the busy proxy season — March through June) will check the proxy materials to see if any corporate director, or candidate for a corporate directorship of a public company whose securities are in one or more client portfolios is one of PIM’s individual clients (based on the client list generated by our Portfolio Management System, Checkfree/APL). For purposes of this check, individual clients shall include natural persons and testamentary or other living trusts bearing the name of the grantor, settlor or beneficiary thereof. If a director or director nominee is a PIM client, the Director of Compliance will note this in the red folder so that the Analyst responsible for voting the proxy will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.
          e. To address the fourth potential conflict identified above, PIM’s Director of Compliance (with the assistance of PIM’s Director of Operations during the busy proxy season — March through June) will check the proxy materials to see if any corporate director, or candidate for a corporate directorship of a public company whose securities are in one or more client portfolios is a PIM officer, director or employee or an immediate family member thereof (based on the written responses of PIM personnel to an annual questionnaire in this regard). If a director or director nominee is a PIM officer, director or employee or an immediate family member thereof, the Director of Compliance will note this in the red folder so that the Analyst responsible for voting the proxy will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.
          f. The following special rules shall apply when a conflict is noted in the red folder:
     i. In all cases where PIM manages the pension or other assets of a publicly traded company, and also holds that company’s or an affiliated company’s securities in one or more client portfolios, PIM will have no discretion to vote any portion of the proxy, but will defer to the recommendation(s) of ISS in connection therewith and will vote strictly according to those recommendations.
     ii. The identity of the proponent of a shareholder proposal shall not be given any substantive weight (either positive or negative) and shall not otherwise influence an Analyst’s determination whether a vote for or against a proposal is in the best interests of PIM’s clients.
     iii. If PIM has proxy voting authority for a client who is the proponent of a shareholder proposal and PIM determines that it is in the best interests of its clients to vote against that proposal, a designated member of PIM’s client service team will notify the client-proponent and give that client the option to direct PIM in writing to vote the client’s proxy differently than it is voting the proxies of its other clients.
     iv. If the proponent of a shareholder proposal is a PIM client whose assets under management with PIM constitute 30% or more of PIM’s total assets under management, and PIM has determined that it is in the best interests of its clients to vote for that proposal, PIM will disclose its intention to vote for such proposal to each additional client who also holds the securities of the company soliciting the vote on such proposal and for whom PIM has authority to vote proxies. If a client does not object to the vote within 3 business days of delivery of such disclosure, PIM will be free to vote such client’s proxy as stated in such disclosure.

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v.	In all cases where PIM manages assets of an individual client and that client is a corporate director, or candidate for a corporate directorship of a public company whose securities are in one or more client portfolios, PIM will have no discretion to vote any portion of the proxy, but will defer to the recommendation(s) of ISS in connection therewith and will vote strictly according to those recommendations.

vi.	In all cases where a PIM officer, director or employee, or an immediate family member thereof is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios, PIM will have no discretion to vote any portion of the proxy, but will defer to the recommendation(s) of ISS in connection therewith and will vote strictly according to those recommendations.
          Notwithstanding any of the above special rules to the contrary, in the extraordinary event that it is determined by unanimous vote of the Director of Research, the Chief Executive Officer and the Research Analyst covering a particular company that the ISS recommendation on a particular proposal to be voted is materially adverse to the best interests of the clients, then in that event, the following alternative conflict resolution procedures will be followed:
          A designated member of PIM’s client service team will notify each client who holds the securities of the company soliciting the vote on such proposal and for whom PIM has authority to vote proxies, and disclose all of the facts pertaining to the vote (including, PIM’s conflict of interest, the ISS recommendation and PIM’s recommendation). The client then will be asked to direct PIM how to vote on the issue. If a client does not give any direction to PIM within 3 business days of delivery of such disclosure, PIM will be free to vote such client’s proxy in the manner it deems to be in the best interest of the client.
          When PIM’s conflicts resolution policies call for PIM to defer to ISS recommendations, PIM will make a case by case evaluation of whether this deferral is consistent with its fiduciary obligations by inquiring about and asking for representations from ISS on any potential conflicts it has or may have with respect to the specific vote. PIM will do this by making an email inquiry to disclosure@isspolicy.com. PIM will not do this, however, when this Proxy Policy permits PIM to defer to ISS when PIM has to vote a proxy of company shares which PIM accepted as an accommodation to a new client as part of an account funding, but then liquidated shortly thereafter because such securities were not in PIM’s model.
          On an annual basis, the Compliance Department also will review the conflicts policies and Code of Conduct which ISS posts on its website. This review will be conducted in February of each year before the start of proxy voting season.
     3. Vote
          Each proxy that comes to PIM to be voted shall be evaluated on the basis of what is in the best interest of the clients. We deem the best interests of the clients to be that which maximizes shareholder value and yields the best economic results (e.g., higher stock prices, long-term financial health and stability). In evaluating proxy issues, PIM will rely on ISS to identify and flag factual issues of relevance and importance. We also will use information gathered as a result of the in-depth research and on-going company analyses performed by our investment team in making buy, sell and hold decisions for our client portfolios. This process includes periodic meetings with senior management of portfolio companies. PIM may also consider information from other sources, including the management of a company presenting a proposal, shareholder groups, and other independent proxy research services. Where applicable, PIM also will consider any specific guidelines designated in writing by a client.
          The Research Analyst who is responsible for following the company votes the proxies for that company. If such Research Analyst also beneficially owns shares of the company in his/her personal trading accounts, the Research Analyst must complete a special “Disclosure of Personal Holdings Form” (blank copies of which will be included in each red folder), and the Director of Research must sign off on the Research Analyst’s votes for that company by initialing such special form before it and the vote record sheet are returned to the Proxy Coordinator. It is the responsibility of each Research Analyst to disclose such personal interest and obtain such initials. Any other

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owner, partner, officer, director or employee of the firm who has a personal or financial interest in the outcome of the vote is hereby prohibited from attempting to influence the proxy voting decision of PIM personnel responsible for voting client securities.
          Unless a particular proposal or the particular circumstances of a company may otherwise require (in the case of the conflicts identified in Section 2 above) or suggest (in all other cases), proposals generally shall be voted in accordance with the following broad guidelines:
          a. Support management recommendations for the election of directors and appointment of auditors (subject to i below).
          b. Give management the tools to motivate employees through reasonable incentive programs. Within these general parameters PIM generally will support plans under which 50% or more of the shares awarded to top executives are tied to performance goals. In addition, the following are conditions that would generally cause us to vote against a management incentive arrangement:
          (i) With respect to incentive option arrangements:
–	The proposed plan is in excess of 10% of shares, or

–	The company has issued 3% or more of outstanding shares in a single year in the recent past, or

–	The new plan replaces an existing plan before the existing plan’s termination date (i.e., they ran out of authorization) and some other terms of the new plan are likely to be adverse to the maximization of investment returns.
          For purposes hereof, the methodology used to calculate the share threshold in (i) above shall be the (sum of A + B) divided by (the sum of A + B + C + D), where:
A = the number of shares reserved under the new plan/amendment;

B = the number of shares available under continuing plans;

C = granted but unexercised shares under all plans

D = shares outstanding, plus convertible debt, convertible equity, and warrants
          (ii) With respect to severance, golden parachute or other incentive compensation arrangements:
–	The proposed arrangement is excessive or not reasonable in light of similar arrangements for other executives in the company or in the company’s industry (based solely on information about those arrangements which may be found in the company’s public disclosures and in ISS reports); or

–	The proposed parachute or severance arrangement is considerably more financially or economically attractive than continued employment. Although PIM will apply a case–by–case analysis of this issue, as a general rule, a proposed severance arrangement which is 3 or more times greater than the affected executive’s then current compensation shall be voted against unless such arrangement has been or will be submitted to a vote of shareholders for ratification; or

–	The triggering mechanism in the proposed arrangement is solely within the recipient’s control (e.g., resignation).

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          c. Support facilitation of financings, acquisitions, stock splits and increases in shares of capital stock which do not discourage acquisition of the company soliciting the proxy.
          d. Vote against shareholder social issue proposals unless specifically required in writing by a client to support a particular social issue or principle.
          e. Support anti-takeover measures that are in the best interest of the shareholders, but oppose poison pills and other anti-takeover measures that entrench management and/or thwart the maximization of investment returns.
          f. Oppose classified boards and any other proposals designed to eliminate or restrict shareholders’ rights.
          g. Oppose proposals requiring super majority votes for business combinations unless the particular proposal or the particular circumstances of the affected company suggest that such a proposal would be in the best interest of the shareholders.
          h. Oppose vague, overly broad, open-ended or general “other business” proposals for which insufficient detail or explanation is provided or risks or consequences of a vote in favor can not be ascertained.
          i. Make sure management is complying with current requirements of the NYSE, NASDAQ and Sarbanes-Oxley Act of 2002 focusing on auditor independence and improved board and committee representation. Within these general parameters the opinions and recommendations of ISS will be thoroughly evaluated and the following guidelines will be considered:
•	PIM generally will vote against auditors and withhold votes from Audit Committee members if Non-audit (“other”) fees are greater than the sum of audit fees + audit-related fees + permissible tax fees.
In applying the above fee formula, PIM will use the following definitions:
–	Audit fees shall mean fees for statutory audits, comfort letters, attest services, consents, and review of filings with SEC

–	Audit-related fees shall mean fees for employee benefit plan audits, due diligence related to M&A, audits in connection with acquisitions, internal control reviews, consultation on financial accounting and reporting standards

–	Tax fees shall mean fees for tax compliance (tax returns, claims for refunds and tax payment planning) and tax consultation and planning (assistance with tax audits and appeals, tax advice relating to M&A, employee benefit plans and requests for rulings or technical advice from taxing authorities)
•	PIM will apply a CASE-BY-CASE approach to shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services), taking into account whether the non-audit fees are excessive (per the formula above) and whether the company has policies and procedures in place to limit non-audit services or otherwise prevent conflicts of interest.

•	PIM generally will evaluate director nominees individually and as a group based on ISS opinions and recommendations as well as our personal assessment of record and reputation, business knowledge and background, shareholder value mindedness, accessibility, corporate governance abilities, time commitment, attention and awareness, independence, and character.

•	PIM generally will withhold votes from any insiders flagged by ISS on audit, compensation or nominating committees, and from any insiders and affiliated outsiders flagged by ISS on boards that are not at least majority independent.

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•	PIM will evaluate and vote proposals to separate the Chairman and CEO positions in a company on a case-by-case basis based on ISS opinions and recommendations as well as our personal assessment of the strength of the companies governing structure, the independence of the board and compliance with NYSE and NASDAQ listing requirements.
          j. PIM generally will support re-incorporation proposals that are in the best interests of shareholders and shareholder value.
          k. PIM may abstain from voting a proxy if we conclude that the effect of abstention on our clients’ economic interests or the value of the portfolio holding is indeterminable or insignificant. In addition, if a company imposes a blackout period for purchases and sales of securities after a particular proxy is voted, PIM generally will abstain from voting that proxy.
          It is understood that PIM’s and ISS’s ability to commence voting proxies for new or transferred accounts is dependent upon the actions of custodian’s and banks in updating their records and forwarding proxies. As part of its new account opening process PIM will send written notice to the Custodians of all clients who have authorized us to vote their proxies and instruct them to direct all such proxies to: ISS/1520/PIM, 2099 Gaither Road, Suite 501, Rockville, Maryland 20850-4045. These instructions will be included in PIM’s standard initial bank letter pack. If ISS has not received any ballots for a new account within 2 to 4 weeks of the account opening, ISS will follow-up with the Custodian. If ISS still has not received any ballots for the account within 6 to 8 weeks of the account opening, they will notify our Proxy Coordinator and Director of Operations and Administration who will work with the client to cause the Custodian to begin forwarding ballots. PIM will not be liable for any action or inaction by any Custodian or bank with respect to proxy ballots and voting.
          Where a new client has funded its account by delivering in a portfolio of securities for PIM to liquidate and the record date to vote a proxy for one of those securities falls on a day when we are temporarily holding the position (because we were still executing or waiting for settlement), we will vote the shares. For these votes only, we will defer to ISS’s recommendations, however, since we will not have first hand knowledge of the companies and can not devote research time to them.
          Proxies for securities on loan through securities lending programs will generally not be voted. Since PIM’s clients and not PIM control these securities lending decisions, PIM will not be able to recall a security for voting purposes even if the issue is material.
     4. Return Proxies
          The Director of Operations and Administration shall send or cause to be sent (or otherwise communicate) all votes to the company or companies soliciting the proxies within the applicable time period designated for return of such votes. For so long as ISS or a similar third party service provider is handling the mechanics of voting client shares, the Director of Compliance will periodically verify that votes are being sent to the companies. Such verification will be accomplished by selecting random control numbers of proxies solicited during a quarter and calling ADP to check that they received and recorded the vote.
     5. Changing a Vote
          Votes may not be changed once submitted to ISS unless such change is approved in writing by both the Director of Compliance and the Director of Research.
III. Corporate Actions
          PIM shall work with the clients’ Custodians regarding pending corporate actions. Corporate action notices received from our portfolio accounting system’s Alert System and/or from one or more Custodians shall be directed to our Operations Administrative Personnel who will check our records to see which client accounts hold the security for which the corporate action is pending. If the corporate action is voluntary and thus requires an affirmative response, such personnel will confirm that we have received a response form for each affected client

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account before the response date. The Research Analyst covering the Company will then be informed of the action so that he/she can determine if the accounts should participate and what response should be given. The Research Analyst shall consult with the firm’s Director of Research and applicable Portfolio Manager when making this determination. Once determined, the response shall then be communicated back to the Custodians by our Operations Administrative Personnel by fax. On our fax cover letter, we will request a signed confirmation of our instructions from the custodian and ask them to send this page with their signature back to us. We will make follow-up calls to the custodians to get them to return the signed fax, as needed. PIM’s Operations Administrative Personnel also will check the Company’s website for any corporate action processing information it may contain. On the date the action should be processed, the transactions will be booked in our portfolio management system. If the action results in accounts owning fractional shares of a security those shares will be sold off using the price per whole share found on the website. All faxes, notes and other written materials associated with the corporate action will be kept together in a folder that will be filed with the red proxy files. PIM shall not have any responsibility to initiate, consider or participate in any bankruptcy, class action or other litigation against or involving any issue of securities held in or formerly held in a client account or to advise or take any action on behalf of a client or former client with respect to any such actions or litigation. PIM will forward to all affected clients and former clients any important class action or other litigation information received by PIM. This will not include any mass mailing requests to act as a lead plaintiff or other general solicitations for information. It will include any proof of claims forms, payment vouchers and other similar items.
IV. Client Disclosures
          On July 15, 2003, PIM sent all of its then existing clients a copy of these policies and procedures as amended and restated effective July 1, 2003, as well as a notice on how to obtain information from PIM on how PIM has voted with respect to their securities. In addition, PIM added a summary description of these policies and procedures to Schedule F of Part II of PIM’s ADV, and disclosed in that document how clients may obtain information from PIM on how PIM has voted with respect to their securities. From and after July 15, 2003, PIM will include a copy of these proxy voting policies and procedures, as they may be amended from time to time, in each new account pack sent to prospective clients. It also will update its ADV disclosures regarding these policies and procedures to reflect any material additions or other changes to them, as needed. Such ADV disclosures will include an explanation of how to request copies of these policies and procedures as well as any other disclosures required by Rule 206(4)-6 of the Advisers Act. PIM will provide proxy voting summary reports to clients, on request. With respect to PIM’s mutual fund clients, PIM will provide proxy voting information in such form as needed for them to prepare their Rule 30b1-4 Annual Report on Form N-PX.
V. Record Keeping
          A. PIM will maintain a list of dedicated proxy contacts for its clients. Each client will be asked to provide the name, email address, telephone number and post office mailing address of one or more persons who are authorized to receive, give direction under and otherwise act on any notices and disclosures provided by PIM pursuant to Section II.C.2.f of these policies. With respect to ERISA plan clients, PIM shall take all reasonable steps to ensure that the dedicated proxy contact for the ERISA client is a named fiduciary of the plan.
          B. PIM will maintain and/or cause to be maintained by any proxy voting service provider engaged by PIM the following records. Such records will be maintained for a minimum of five years. Records maintained by PIM shall be kept for 2 years at PIM’s principal office and 3 years in offsite storage.
          i. Copies of PIM’s proxy voting policies and procedures, and any amendments thereto.
          ii. Copies of the proxy materials received by PIM for client securities. These may be in the form of the proxy packages received from each Company and/or ISS, or downloaded from EDGAR, or any combination thereof.
          iii. The vote cast for each proposal overall as well as by account.
          iv. Records of any calls or other contacts made regarding specific proxies and the voting thereof.

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          v. Records of any reasons for deviations from broad voting guidelines.
          vi. Copies of any document created by PIM that was material to making a decision on how to vote proxies or that memorializes the basis of that decision.
          vii. A record of proxies that were not received, and what actions were taken to obtain them.
          vi. Copies of any written client requests for voting summary reports (including reports to mutual fund clients for whom PIM has proxy voting authority containing information they need to satisfy their annual reporting obligations under Rule 30b-1-4 and to complete Form N-PX) and the correspondence and reports sent to the clients in response to such requests (these shall be kept in the REPORTS folder contained in the client OPS file).
VI. Review of Policies
          The proxy voting policies, procedures and guidelines contained herein have been formulated by PIM’s proxy committee. This committee consists of PIM’s Director of Research, Director of Compliance and at least one Portfolio Manager (who represents the interests of all PIM’s portfolio managers and is responsible for obtaining and expressing their opinions at committee meetings). The committee shall review these policies, procedures and guidelines at least annually, and shall make such changes as they deem appropriate in light of then current trends and developments in corporate governance and related issues, as well as operational issues facing the firm.
Finally Adopted and Approved by the Pzena Investment Management Executive Committee on June 26, 2003
March 15, 2004 Amendments approved by the Proxy Committee as of March 5, 2004

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Annex C
State Street Global Advisors
Proxy Voting Policy
Introduction
          SSgA Funds Management, Inc. (“FM”) seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio’s holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).
          Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:
1)	describes its proxy voting procedures to its clients in Part II of its Form ADV;

2)	provides the client with this written proxy policy, upon request;

3)	discloses to its clients how they may obtain information on how FM voted the client’s proxies;

4)	matches proxies received with holdings as of record date;

5)	reconciles holdings as of record date and rectifies any discrepancies;

6)	generally applies its proxy voting policy consistently and keeps records of votes for each client;

7)	documents the reason(s) for voting for all non-routine items; and

8)	keeps records of such proxy voting available for inspection by the client or governmental agencies
Process
          The SSgA FM Principal — Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.
          In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.
          All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and (ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.
          However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.
          In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under “Potential Conflicts” is followed. If there is no material conflict, we examine each of the issuer’s proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios’ holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.
          FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.
Voting
          For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.
     Management Proposals
          I. Generally, SSgA votes in support of management on the following ballot items, which are fairly common management sponsored initiatives.
•	Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA based on the particular facts and circumstances) (other than those affiliated with the issuer) number of other boards

•	Approval of auditors

•	Directors’ and auditors’ compensation

•	Directors’ liability and indemnification

•	Discharge of board members and auditors

•	Financial statements and allocation of income

•	Dividend payouts that are greater than or equal to country and industry standards

•	Authorization of share repurchase programs

•	General updating of or corrective amendments to charter

•	Change in Corporation Name

•	Elimination of cumulative voting
          II. Generally, SSgA votes in support of management on the following items, which have potentially substantial financial or best-interest impact:
•	Capitalization changes which eliminate other classes of stock and voting rights

•	Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies

•	Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific — ranging from 5% to 20%) of the outstanding shares

•	Elimination of “poison pill” rights

•	Stock purchase plans with an exercise price of not less that 85% of fair market value

•	Stock option plans which are incentive based and not excessive

•	Other stock-based plans which are appropriately structured

•	Reductions in super-majority vote requirements

•	Adoption of anti-“greenmail” provisions
          III. Generally, SSgA votes against management on the following items, which have potentially substantial financial or best interest impact:
•	Capitalization changes that add “blank check” classes of stock or classes that dilute the voting interests of existing shareholders

•	Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders

•	Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

•	Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

•	Elimination of Shareholders’ Right to Call Special Meetings

•	Establishment of classified boards of directors

•	Reincorporation in a state which has more stringent anti-takeover and related provisions

•	Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

•	Excessive compensation

•	Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered

•	Adjournment of Meeting to Solicit Additional Votes

•	“Other business as properly comes before the meeting” proposals which extend “blank check” powers to those acting as proxy

•	Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.
          IV. SSgA evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA uses its discretion in order to maximize shareholder value. SSgA generally votes as follows:
•	Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

•	For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds

•	Against offers when there are prospects for an enhanced bid or other bidders

•	For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value
     Shareholder Proposals
          Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. SSgA believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.
          I. Generally, SSgA votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:
•	Requirements that auditors attend the annual meeting of shareholders

•	The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board’s key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues

•	Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees

•	Mandates that amendments to bylaws or charters have shareholder approval

•	Mandates that shareholder-rights plans be put to a vote or repealed

•	Establishment of confidential voting

•	Expansions to reporting of financial or compensation-related information, within reason

•	Repeals of various anti-takeover related provisions

•	Reduction or elimination of super-majority vote requirements

•	Repeals or prohibitions of “greenmail” provisions

•	“Opting-out” of business combination provisions

•	Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee
          II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, SSgA votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:
•	Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

•	Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

•	Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

•	Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee
          III. SSgA votes against shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:
•	Limits to tenure of directors

•	Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

•	Restoration of cumulative voting in the election of directors

•	Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature

•	Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

•	Proposals which require inappropriate endorsements or corporate actions

•	Requiring the company to expense stock options unless already mandated by FASB (or similar body) under regulations that supply a common valuation model

•	Proposal asking companies to adopt full tenure holding periods for their executives

•	Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee
     Shareholder Activism
          We at FM agree entirely with the United States Department of Labor’s position that “where proxy voting decisions may have an effect on the economic value of the plan’s underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock” (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

          Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.
          In addition, FM monitors “target” lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York — Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA’s Investment Committee.
          As an active shareholder, FM’s role is to ensure that corporate policies serve the best interests of the corporation’s investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company’s value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process — especially the proxy voting process — as the most effective means by which to communicate our and our clients’ legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.
          Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.
     Potential Conflicts
          As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.
          As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by FM’s potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.
          When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM’s pre-determined policy would eliminate FM’s discretion on the particular issue and hence avoid the conflict.
          In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.
          Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM’s clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the

Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients’, and not FM’s, best interests.
     Recordkeeping
          In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM’s office:
          1) FM’s Proxy Voting Policy and any additional procedures created pursuant to such Policy;
          2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);
          3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);
          4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and
          5) a copy of each written request from a client, and response to the client, for information on how FM voted the client’s proxies.
     Disclosure of Client Voting Information
          Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

Annex D
Payden & Rygel
Proxy Voting Policy
Background
     The Trust has delegated to the Adviser the authority to vote proxies on behalf of the Funds of the Trust. The Adviser has adopted the “Payden & Rygel Proxy Voting Policy” attached hereto as Exhibit 1 (the “Proxy Voting Policy”), which constitutes written policies and procedures reasonably designed to ensure that the Adviser votes client securities in the best of the client.
Policy
     At a minimum, the Adviser’s Proxy Voting Policy:
•	Provides how Adviser addresses material conflicts that may arise between its interests and those of its clients.

•	Discloses to its clients how they may obtain information from the Adviser about how it voted with respect to the client’s securities;

•	Describes to its clients the Adviser’s proxy voting policies and procedures.

•	Describes how clients may obtain a copy of the Proxy Voting Policy.
Procedures
•	The Proxy Voting Committee established pursuant to the Proxy Voting Policy documents how it has voted with respect to the securities of each client.

•	The Proxy Voting Committee documents any material conflicts between its interests and those of one of its clients and how it resolved that conflict.
Compliance Review
     Prior to August 1 of each year, the CCO will:
•	Review the adviser’s voting record and confirm that a random sample of proxy questions were voted according to the approved policy.

•	Review any material conflicts that have been documented and determine independently whether the conflict was resolved in favor of the client’s interests.

Payden & Rygel
Proxy Voting Policy
BACKGROUND
     To the extent that a client has delegated to Payden & Rygel the authority to vote proxies relating to equity securities,3 Payden & Rygel expects to fulfill its fiduciary obligation to the client by monitoring events concerning the issuer of the security and then voting the proxies in a manner that is consistent with the best interests of that client and that does not subordinate the client’s interests to its own.
     To that end, Payden & Rygel has created a Proxy Voting Committee consisting of Christopher N. Orndorff, David Kelley III and Edward S. Garlock to consider any issues related to proxy matters.
     Many proxy matters that are routinely presented year after year are non-controversial, such as the retention of a company’s outside auditors. On the other hand, over time the major controversies in voting proxies have related to corporate governance matters (e.g., changes in the state of incorporation and provisions on mergers and other corporate restructurings), anti-takeover provisions (e.g., staggered board terms, “poison pills” and supermajority provisions), stock option plans and other management compensation issues and social and corporate responsibility issues.
     We carefully consider all aspects of the issues presented by a proxy matter, and depending upon the particular client requirements, we may vote differently for different clients on the same proxy issue. For example, a union client may have specific policies on a particular proxy issue that may lead Payden & Rygel to cast a “no” vote, while the policies of another client on that same issue may lead Payden & Rygel to cast a “yes” vote.
GENERAL PROXY VOTING POLICIES FOLLOWED BY PAYDEN & RYGEL
     Absent special client circumstances or specific client policies or instructions, Payden & Rygel will vote as follows on the issues listed below:
•	Vote for stock option plans and other incentive compensation plans that give both senior management and other employees an opportunity to share in the success of the issuer.

•	Vote for programs that permit an issuer to repurchase its own stock.

•	Vote for proposals that support board independence (e.g., declassification of directors, or requiring a majority of outside directors).

•	Vote against management proposals to make takeovers more difficult (e.g., “poison pill” provisions, or supermajority votes).

•	Vote for management proposals on the retention of outside auditors.

•	Vote for management endorsed director candidates, absent any special circumstances.
     With respect to the wide variety of social and corporate responsibility issues that are presented, Payden & Rygel’s general policy is to take a position in favor of policies that are designed to advance the economic value of the issuer.

[3]	The vast majority of proxy matters arise in the context of equity securities. To the very limited extent that such proxy matters might arise in the context of fixed income securities, Payden & Rygel would apply the same policies and procedures set forth above.

     Except in rare instances, abstention is not an acceptable position and votes will be cast either for or against all issues presented. If unusual or controversial issues are presented that are not covered by the general proxy voting policies described above, the Proxy Voting Committee shall determine the manner of voting the proxy in question.
CONFLICTS OF INTEREST
     From time to time, Payden & Rygel may purchase for one client’s portfolio securities that have been issued by another client. Payden & Rygel does not have a policy against such investments because such a prohibition would unnecessarily limit investment opportunities. In that case, however, a conflict of interest may exist between the interests of the client for whose account the security was purchased and the interests of Payden & Rygel. For example, Payden & Rygel may manage corporate cash for Alpha Company whose management is soliciting proxies. Payden & Rygel has purchased Alpha Company’s securities for the account of Beta Company, another Payden & Rygel client. Moreover, Beta Company’s policies would suggest Payden & Rygel should vote against the position put forward by Alpha Company’s management. However, voting against Alpha Company management may harm Payden & Rygel’s relationship with Alpha Company’s management. Thus, Payden & Rygel may have an incentive to vote with the management of Alpha Company, and hence has a conflict of interest.
     To ensure that proxy votes are voted in a client’s best interest and unaffected by any conflict of interest that may exist, Payden & Rygel will vote on a proxy question that presents a material conflict of interest between the interests of a client and the interests of Payden & Rygel as follows:
     1. If one of Payden & Rygel’s general proxy voting policies described above applies to the proxy issue in question, Payden & Rygel will vote the proxy in accordance with that policy. This assumes, of course, that the policy in question furthers the interests of the client and not of Payden & Rygel.
     2. However, if the general proxy voting policy does not further the interests of the client, Payden & Rygel will then seek specific instructions from the client.
Revised, effective June 1, 2003

PART C — OTHER INFORMATION
Item 25. Financial Statements and Exhibits
     1. Financial Statements
(a)	The Fund’s financial highlights are included in Part A of the Registration Statement.

(b)	No portion of the Fund’s financial statements are included in Part B of the Registration Statement.
     2. Exhibits:
(a)	Amended and Restated Limited Partnership Agreement of the Fund. [4]

(b)	By-Laws of the Fund. [3]

(c)	Not applicable.

(d)	Incorporated by reference to Articles IV, VI, VII, VIII and XI of the Fund’s Amended and Restated Limited Partnership Agreement and Articles II and V of the Fund’s By-Laws.

(e)	Not applicable.

(f)	Not applicable.

(g)	(1) Investment Advisory Agreement between the Fund and Offit Hall Capital Management LLC .[3]
(2)	Sub-Investment Advisory Agreement with Pzena Investment Management, LLC. [3]

(3)	Sub-Investment Advisory Agreement with Payden & Rygel. [3]

(4)	Sub-Investment Advisory Agreement with SSgA Funds Management, Inc. [3]

(5)	Amendment to Sub-Investment Advisory Agreement with SSgA Funds Management, Inc. [6]

(6)	Amendment to Sub-Advisory Agreement with Payden & Rygel. †

(7)	Amendment to Sub-Advisory Agreement with Pzena Investment Management, LLC. †

(8)	Amendment to Advisory Agreement with Offit Hall Capital Management LLC. †
(h)	Distribution Agreement with Quasar Distributors LLC *

(i)	Not applicable.

(j)	Global Custody Agreement with JP Morgan Chase Bank. [3]

(k)	Fund Services Agreement with J.P. Morgan Investor Services Co. [3]

(l)	Opinion and consent of Willkie Farr & Gallagher LLP. *

(m)	Not applicable.

(n)	(1) Consent of KPMG LLP.*
(2)	Consent of Blake, Cassels & Graydon LLP.*

(3)	Opinion of Willkie Farr & Gallagher LLP.*
(o)	Not applicable.

(p)	Not applicable.

C-1

(q)	Not applicable.
(r)	(1) Code of Ethics of the Fund.[3]
(2)	Offit Hall Capital Management LLC Code of Ethics.[3]

(3)	Pzena Asset Management Inc. Code of Ethics.[3]

(4)	Payden & Rygel Code of Ethics.†

(5)	State Street Global Advisors Code of Ethics.†

(6)	Quasar Distributors LLC Code of Ethics.[3]
(s)	(1) Power of Attorney for Ben E. Muraskin[2]
(2)	Power of Attorney for Michael R. McCarthy[1]

(3)	Power of Attorney for Philip J. Ruden[1]

(4)	Power of Attorney for Kenneth E. Stinson[1]

(5)	Power of Attorney for Robert D. Bates[3]

[1]	Incorporated by reference to Pre-Effective Amendment No. 1 to the Fund’s Registration Statement on Form N-2 (File Nos. 333-118925 and 811-21632), as filed with the Commission on March 4, 2005.

[2]	Incorporated by reference to Pre-Effective Amendment No. 2 to the Fund’s Registration Statement on Form N-2 (File Nos. 333-118925 and 811-21632), as filed with the Commission on May 31, 2005.

[3]	Incorporated by reference to Pre-Effective Amendment No. 3 to the Fund’s Registration Statement on Form N-2 (File Nos. 333-118925 and 811-21632), as filed with the Commission on July 7, 2005.

[4]	Incorporated by reference to Pre-Effective Amendment No. 4 to the Fund’s Registration Statement on Form N-2 (File Nos. 333-118925 and 811-21632), as filed with the Commission on July 22, 2005.

[5]	Incorporated by reference to the Fund’s Registration Statement on Form N-2 (File Nos. 333-129423 and 811- 21632), as filed with the Commission on November 3, 2005.

[6]	Incorporated by reference to the Fund’s Registration Statement on Form N-2 (File Nos. 333-129423 and 811-21632), as filed with the Commission on November 29, 2005.

†	Filed herewith.

*	To be filed by amendment.
Item 26. Marketing Arrangements
     None.
Item 27. Other Expenses of Issuance and Distribution
     The following table sets forth the estimated expenses expected to be incurred in connection with the offering described in this Registration Statement:

SEC registration fees	$0	(1)
Printing expenses	$13,000
Postage and mailing expenses	$2,500
Investment Professional fees and expenses[2]	$0.00
Quasar Distributors LLC fees and expenses[2]	$0.00

C-2

Audit fees and expenses	$5,500
Legal fees and expenses	$40,000
TOTAL	$61,000

[1]	A fee of $17.10 is offset against the filing fee of $43,550 previously paid by the Registrant.

[2]	To be paid by Peter Kiewit Sons’, Inc.
Item 28. Persons Controlled by or Under Common Control
     None.
Item 29. Number of Holders of Securities
     The following table sets forth the number of holders of Units as of May 1, 2006.

(2)
(1)	Number of
Title of Class	Record Holders
Units of Limited Partnership	646
Item 30. Indemnification
     See “Additional Information Regarding the Partnership Agreement” — “Limitation of Liability, Indemnification” in the prospectus.
     See “Investment Advisory and Other Services” in the statement of additional information for a description of the indemnification provisions in the Advisory Agreement and Sub-Investment Advisory Agreements.
     Pursuant to the Distribution Agreement with the Distributor, the Fund has agreed to indemnify the Distributor and its affiliates against any losses, claims, demands, liabilities, damages and expenses incurred by them arising out of or based upon any untrue, or alleged untrue, statement of material fact in the Fund’s registration statement or prospectus or certain other documents relating to the offering of Units, or arising out of omissions, or alleged omissions, to state a material fact required to be stated therein or necessary to make the statements therein not misleading, other than information provided by the Distributor to the Fund.
Item 31. Business and Other Connections of Investment Adviser
     Certain information required by this Item 30 with respect to Offit Hall Capital Management LLC (the “Investment Adviser”) and its manager and members may be found in the prospectus under “Management”; provided that other additional information with respect to the Investment Adviser may be found in the Investment Adviser’s Form ADV filed with the SEC pursuant to the Advisers Act (SEC File No. 801-49751).
     Copies of the Investment Adviser’s Form ADV, as well the other information the Investment Adviser files with the SEC, may be inspected and copied at the SEC’s Public Reference Room at the SEC Headquarters Office, 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The Form ADV is also accessible through the internet at http://www.adviserinfo.sec.gov.
     Certain information required by this Item 30 with respect to Pzena Investment Management, LLC (“Pzena”) and its manager and members may be found in the prospectus under “Management”; provided that other additional information with respect to Pzena may be found in its Form ADV filed with the SEC pursuant to the Advisers Act (SEC File No. 801-50838).
     Copies of Pzena’s Form ADV, as well the other information Pzena files with the SEC, may be inspected and copied at the SEC’s Public Reference Room at the SEC Headquarters Office, 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The Form ADV is also accessible through the internet at http://www.adviserinfo.sec.gov.

C-3

     Certain information required by this Item 30 with respect to SSgA Funds Management, Inc. (“SSgA”) and its manager and members may be found in the prospectus under “Management”; provided that other additional information with respect to SSgA may be found in its Form ADV filed with the SEC pursuant to the Advisers Act (SEC File No. 801-60103).
     Copies of SSgA’s Form ADV, as well the other information SSgA files with the SEC, may be inspected and copied at the SEC’s Public Reference Room at the SEC Headquarters Office, 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The Form ADV is also accessible through the internet at http://www.adviserinfo.sec.gov.
     Certain information required by this Item 30 with respect to Payden & Rygel (“Payden & Rygel”) and its manager and members may be found in the prospectus under “Management”; provided that other additional information with respect to Payden & Rygel may be found in its Form ADV filed with the SEC pursuant to the Advisers Act (SEC File No. 801-19762).
     Copies of Payden & Rygel’s Form ADV, as well the other information Payden & Rygel files with the SEC, may be inspected and copied at the SEC’s Public Reference Room at the SEC Headquarters Office, 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The Form ADV is also accessible through the internet at http://www.adviserinfo.sec.gov.
Item 32. Location of Accounts and Records
     The accounts and records of the Fund are maintained at 73 Tremont St., Boston MA 02108.
Item 33. Management Services
     None.
Item 34. Undertakings
     1. The Fund undertakes to suspend the offering of its Units until it amends its prospectus if (1) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.
     2. Not applicable.
     3. Not applicable.
     4. Not applicable.
     5. Not applicable.
     6. The Fund undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

C-4

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Omaha, and State of Nebraska, on the 2nd day of May, 2006.

KIEWIT INVESTMENT FUND LLLP

/s/ Robert L. Giles, Jr.

Name: Robert L. Giles, Jr.,
Title: Chief Executive Officer
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Robert L. Giles, Jr. Robert L. Giles, Jr.	Principal Executive Officer	May 2, 2006
/s/ Denis A. Meredith Denise A. Meredith	Principal Financial Officer/ Principal Accounting Officer	May 2, 2006
** Robert D. Bates	Director	May 2, 2006
** Ben E. Muraskin	Director	May 2, 2006
* Michael R. McCarthy	Director	May 2, 2006
* Philip J. Ruden	Director	May 2, 2005
* Kenneth E. Stinson	Director	May 2, 2005
*By: /s/ Michael F. Norton Michael F. Norton Attorney-in-Fact
**By: /s/ Robert L. Giles, Jr. Robert L. Giles, Jr. Attorney-in-Fact

C-5

Exhibit Index

Exhibit 2(g)(6)	Amendment to Sub-Advisory Agreement with Payden & Rygel.
Exhibit 2(g)(7)	Amendment to Sub-Advisory Agreement with Pzena Investment Management, LLC.
Exhibit 2(g)(8)	Amendment to Advisory Agreement with Offit Hall Capital Management LLC.
Exhibit 2(r)(4)	Payden & Rygel Code of Ethics.
Exhibit 2(r)(5)	State Street Global Advisors Code of Ethics.